UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

July 31, 2023

Strategic Allocation: Aggressive Fund
Investor Class (TWSAX)
I Class (AAAIX)
A Class (ACVAX)
C Class (ASTAX)
R Class (AAARX)
R5 Class (ASAUX)
R6 Class (AAAUX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied Despite Ongoing Challenges

After delivering modest gains early in the fiscal year, global stocks—most notably U.S. stocks—rallied through the first seven months of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most broad stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.

Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates through period-end.

In June, the Fed bucked the trend of developed markets central banks and paused after 10 consecutive rate hikes. But the break was short-lived. The central bank resumed its tightening campaign in July, raising rates another quarter point to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their tightening options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 21% for the seven months ended July 31, 2023. For the 12-month period, the S&P 500 Index returned 13%. Global and style-focused stock index returns were even stronger. Meanwhile, amid high inflation and central bank tightening, government bond yields surged, and global and U.S. bond returns declined for the period.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of July 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	8.35%	7.39%	7.86%	—	2/15/96
S&P 500 Index	—	13.02%	12.19%	12.65%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-3.37%	0.75%	1.49%	—	—
Bloomberg U.S. 1-3 Month Treasury Bill Index	—	4.09%	1.59%	1.00%	—	—
I Class	AAAIX	8.51%	7.59%	8.07%	—	8/1/00
A Class	ACVAX					10/2/96
No sales charge		8.12%	7.12%	7.59%	—
With sales charge		1.90%	5.86%	6.95%	—
C Class	ASTAX	7.29%	6.33%	6.78%	—	11/27/01
R Class	AAARX	7.71%	6.84%	7.32%	—	3/31/05
R5 Class	ASAUX	8.66%	7.59%	—	8.57%	4/10/17
R6 Class	AAAUX	8.71%	7.77%	8.24%	—	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2023
Investor Class — $21,317

S&P 500 Index — $32,936

Bloomberg U.S. Aggregate Bond Index — $11,601

Bloomberg U.S. 1-3 Month Treasury Bill Index — $11,048

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.34%	1.14%	1.59%	2.34%	1.84%	1.14%	0.99%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Richard Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Aggressive returned 8.35%* for the fiscal period ended July 31, 2023. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Market Overview

Global stocks produced strong gains over the past 12 months amid considerable volatility. After falling sharply in the second half of 2022 due to rising inflation, the Federal Reserve’s (Fed) interest rate increases and the ongoing war in Ukraine, stocks staged a strong rebound from October 2022 through period-end. They benefited as inflation eased, concerns about a possible recession faded and corporate earnings mostly beat consensus expectations. Non-U.S. developed markets equities outperformed U.S. stocks, which in turn did better than emerging markets equities.

Bonds produced negative returns, having declined substantially early in the 12-month period before rebounding early in 2023. Nevertheless, stronger-than-expected economic data and the debt ceiling crisis weighed on U.S. government bonds in particular. Corporate bonds held up better, while more economically sensitive high-yield bonds produced positive absolute returns. Non-U.S. bonds outperformed those of the U.S. after hedging out currency effects.

Tactical Positioning

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

The value of a diversified approach is clear during periods of intense volatility. As rising interest rates, inflation and recession fears weighed on financial markets, the portfolio’s strategic diversification helped manage volatility. In an effort to add value and improve the fund’s ability to achieve its objective, we made modest adjustments to the asset allocation. Our tactical allocation and security selection decisions contributed to performance on the margin.

Our decision to favor cash over stocks and long-term bonds had a mixed effect. Continued Fed rate hikes meant cash performed well, while global bonds produced negative absolute returns. It was also beneficial to hold a modest cash overweight relative to stocks amid sharp volatility early in the period. Nevertheless, stocks ultimately produced strong positive returns, so it detracted from performance on the margin to be underweight stocks for the full reporting period. Similarly, it detracted modestly from performance to be overweight emerging markets equities for a time.

The portfolio was also underweight real estate investment trusts on a tactical basis because rising mortgage rates, indications of a slowing economy and widening credit spreads undermined their attractiveness. Stock selection and asset allocation decisions in global real estate benefited performance.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

JULY 31, 2023
Types of Investments in Portfolio	% of net assets
Affiliated Funds	53.6%
Common Stocks	30.6%
U.S. Treasury Securities	6.1%
Sovereign Governments and Agencies	1.4%
Corporate Bonds	1.4%
Collateralized Loan Obligations	0.5%
Municipal Securities	0.5%
Preferred Stocks	0.2%
Asset-Backed Securities	0.2%
Exchange-Traded Funds	0.2%
Collateralized Mortgage Obligations	0.1%
U.S. Government Agency Mortgage-Backed Securities	0.1%
Short-Term Investments	5.3%
Other Assets and Liabilities	(0.2)%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 2/1/23	Ending Account Value 7/31/23	Expenses Paid During Period(1) 2/1/23 - 7/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,051.20	$3.20	0.63%
I Class	$1,000	$1,050.30	$2.19	0.43%
A Class	$1,000	$1,049.10	$4.47	0.88%
C Class	$1,000	$1,045.10	$8.27	1.63%
R Class	$1,000	$1,047.80	$5.74	1.13%
R5 Class	$1,000	$1,051.70	$2.19	0.43%
R6 Class	$1,000	$1,051.90	$1.42	0.28%
Hypothetical
Investor Class	$1,000	$1,021.67	$3.16	0.63%
I Class	$1,000	$1,022.66	$2.16	0.43%
A Class	$1,000	$1,020.43	$4.41	0.88%
C Class	$1,000	$1,016.71	$8.15	1.63%
R Class	$1,000	$1,019.19	$5.66	1.13%
R5 Class	$1,000	$1,022.66	$2.16	0.43%
R6 Class	$1,000	$1,023.41	$1.40	0.28%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

JULY 31, 2023

	Shares/Principal Amount	Value
AFFILIATED FUNDS(1) — 53.6%
American Century Diversified Corporate Bond ETF	288,278	$13,162,572
American Century Emerging Markets Bond ETF	133,102	5,057,996
American Century Focused Dynamic Growth ETF(2)	558,118	38,370,612
American Century Focused Large Cap Value ETF	662,536	40,047,519
American Century Multisector Income ETF	531,791	22,734,065
American Century Quality Diversified International ETF	721,671	32,947,962
American Century Short Duration Strategic Income ETF	70,956	3,589,068
American Century U.S. Quality Growth ETF	528,367	37,392,533
American Century U.S. Quality Value ETF	813,148	41,187,816
Avantis Emerging Markets Equity ETF(3)	500,812	28,696,528
Avantis International Equity ETF	520,872	31,049,180
Avantis International Small Cap Value ETF	144,366	8,793,333
Avantis U.S. Equity ETF	565,043	44,350,225
Avantis U.S. Small Cap Value ETF(3)	120,663	10,163,444
TOTAL AFFILIATED FUNDS (Cost $290,353,770)		357,542,853
COMMON STOCKS — 30.6%
Aerospace and Defense — 0.7%
Airbus SE	2,788	410,672
CAE, Inc.(2)	18,048	412,381
Curtiss-Wright Corp.	4,818	921,973
General Dynamics Corp.	1,106	247,279
HEICO Corp.	3,767	662,917
Hensoldt AG	1,980	67,320
Huntington Ingalls Industries, Inc.	2,827	649,277
Lockheed Martin Corp.	1,055	470,920
Melrose Industries PLC	74,493	506,967
Mercury Systems, Inc.(2)	1,718	65,250
QinetiQ Group PLC	9,063	37,526
		4,452,482
Air Freight and Logistics — 0.1%
Cargojet, Inc.(3)	1,058	77,770
Cia de Distribucion Integral Logista Holdings SA	3,764	104,734
GXO Logistics, Inc.(2)	978	65,594
United Parcel Service, Inc., Class B	2,106	394,096
		642,194
Automobile Components — 0.7%
Aptiv PLC(2)	13,195	1,444,720
BorgWarner, Inc.	9,894	460,071
Cie Generale des Etablissements Michelin SCA	11,039	361,495
Continental AG	6,072	484,786
Forvia(2)	3,972	99,812
Fox Factory Holding Corp.(2)	883	98,808
Gentherm, Inc.(2)	874	52,239
Hyundai Mobis Co. Ltd.	2,483	453,685
Linamar Corp.	8,563	496,903
Mobileye Global, Inc., Class A(2)	9,673	369,315
9

	Shares/Principal Amount	Value
Nifco, Inc.	3,400	$101,340
Toyo Tire Corp.	5,600	75,825
		4,498,999
Automobiles — 0.4%
Bayerische Motoren Werke AG	4,759	580,360
Ferrari NV	1,920	615,526
Mercedes-Benz Group AG	10,658	851,179
Tesla, Inc.(2)	2,133	570,428
Volvo Car AB, Class B(2)	56,034	276,976
		2,894,469
Banks — 1.2%
AIB Group PLC	19,596	92,173
Banco Bradesco SA	214,089	672,318
Banco do Brasil SA	32,700	333,517
Bank Central Asia Tbk PT	1,010,900	612,233
Bank of America Corp.	12,928	413,696
Barclays PLC	265,691	527,214
BNP Paribas SA	6,290	414,812
BPER Banca	31,026	107,359
Capitol Federal Financial, Inc.	19,317	128,072
Commerce Bancshares, Inc.	905	48,128
First Hawaiian, Inc.	22,597	467,532
Fukuoka Financial Group, Inc.	3,600	86,744
HDFC Bank Ltd., ADR	7,355	502,199
HSBC Holdings PLC	80,000	669,490
JPMorgan Chase & Co.	4,482	707,977
Jyske Bank A/S(2)	1,194	90,320
Prosperity Bancshares, Inc.	4,459	282,344
Regions Financial Corp.	14,922	303,961
Standard Chartered PLC (London)	22,619	217,268
Truist Financial Corp.	15,962	530,258
U.S. Bancorp	8,561	339,700
UniCredit SpA	3,863	97,812
Westamerica Bancorporation	3,696	181,806
		7,826,933
Beverages — 0.3%
Celsius Holdings, Inc.(2)	7,762	1,123,161
Duckhorn Portfolio, Inc.(2)	5,770	72,587
MGP Ingredients, Inc.	1,090	124,271
PepsiCo, Inc.	3,745	702,038
		2,022,057
Biotechnology — 0.7%
AbbVie, Inc.	3,513	525,475
ADMA Biologics, Inc.(2)	6,423	26,655
Alkermes PLC(2)	2,285	66,905
Amgen, Inc.	1,160	271,614
Amicus Therapeutics, Inc.(2)	30,581	416,513
Arcus Biosciences, Inc.(2)	801	15,940
Arcutis Biotherapeutics, Inc.(2)(3)	2,122	23,151
Biohaven Ltd.(2)	1,800	35,784
BioMarin Pharmaceutical, Inc.(2)	3,946	346,972
10

	Shares/Principal Amount	Value
Blueprint Medicines Corp.(2)	864	$57,024
Bridgebio Pharma, Inc.(2)	878	30,739
Celldex Therapeutics, Inc.(2)	662	23,408
Centessa Pharmaceuticals PLC, ADR(2)(3)	2,615	20,659
Cerevel Therapeutics Holdings, Inc.(2)(3)	1,154	35,301
CSL Ltd.	2,305	415,168
Cytokinetics, Inc.(2)	15,395	513,423
Halozyme Therapeutics, Inc.(2)	2,101	90,259
ImmunoGen, Inc.(2)	2,612	46,546
Insmed, Inc.(2)	2,368	52,309
Karuna Therapeutics, Inc.(2)	145	28,967
Keros Therapeutics, Inc.(2)	801	33,546
Kymera Therapeutics, Inc.(2)(3)	847	18,532
Madrigal Pharmaceuticals, Inc.(2)	183	37,570
Mineralys Therapeutics, Inc.(2)	1,719	24,289
Natera, Inc.(2)	1,897	85,782
Neurocrine Biosciences, Inc.(2)	7,671	781,598
Relay Therapeutics, Inc.(2)	1,285	16,191
Sarepta Therapeutics, Inc.(2)	4,569	495,234
Vaxcyte, Inc.(2)	1,325	63,680
Vertex Pharmaceuticals, Inc.(2)	497	175,113
Viking Therapeutics, Inc.(2)	10,569	153,250
Vitrolife AB	2,880	42,735
		4,970,332
Broadline Retail — 0.3%
Alibaba Group Holding Ltd.(2)	38,200	488,172
Amazon.com, Inc.(2)	8,303	1,109,945
B&M European Value Retail SA	12,401	88,083
Etsy, Inc.(2)	1,139	115,780
JD.com, Inc., Class A	14,016	290,182
Ollie's Bargain Outlet Holdings, Inc.(2)	1,323	96,420
Ryohin Keikaku Co. Ltd.	1,600	20,776
Savers Value Village, Inc.(2)	659	15,928
		2,225,286
Building Products — 0.4%
AZEK Co., Inc.(2)	4,348	135,658
Cie de Saint-Gobain	14,880	1,006,354
Hayward Holdings, Inc.(2)	8,811	117,715
JELD-WEN Holding, Inc.(2)	6,981	124,332
Johnson Controls International PLC	7,354	511,471
Masco Corp.	3,737	226,761
Trane Technologies PLC	3,812	760,265
Trex Co., Inc.(2)	836	57,801
		2,940,357
Capital Markets — 1.4%
Ameriprise Financial, Inc.	819	285,380
Ares Management Corp., Class A	8,367	830,174
Bank of New York Mellon Corp.	20,864	946,391
BlackRock, Inc.	470	347,259
Charles Schwab Corp.	4,239	280,198
Evercore, Inc., Class A	329	44,435
11

	Shares/Principal Amount	Value
Hamilton Lane, Inc., Class A	1,102	$97,450
Intercontinental Exchange, Inc.	1,933	221,908
Intermediate Capital Group PLC	3,823	68,998
Julius Baer Group Ltd.	4,722	334,448
London Stock Exchange Group PLC	6,370	691,748
LPL Financial Holdings, Inc.	3,875	888,770
M&A Capital Partners Co. Ltd.(2)	2,400	49,223
Man Group PLC	33,301	102,087
Morgan Stanley	7,835	717,373
MSCI, Inc.	1,987	1,089,035
Northern Trust Corp.	13,430	1,076,011
S&P Global, Inc.	671	264,716
T. Rowe Price Group, Inc.	5,449	671,644
		9,007,248
Chemicals — 0.7%
Air Liquide SA	2,963	532,730
Air Products & Chemicals, Inc.	817	249,454
Akzo Nobel NV	7,251	620,309
Avient Corp.	13,791	558,949
Axalta Coating Systems Ltd.(2)	2,506	80,192
DSM-Firmenich AG	5,444	600,087
Ecolab, Inc.	1,083	198,341
Element Solutions, Inc.	31,232	654,623
Kansai Paint Co. Ltd.	5,800	95,070
Linde PLC	1,546	603,976
Perimeter Solutions SA(2)	8,470	47,093
Sika AG	1,217	378,776
Tokyo Ohka Kogyo Co. Ltd.	1,000	63,161
		4,682,761
Commercial Services and Supplies — 0.4%
Clean Harbors, Inc.(2)	626	104,079
Driven Brands Holdings, Inc.(2)	4,940	127,798
Elis SA	7,307	150,963
GFL Environmental, Inc.	12,611	430,539
Healthcare Services Group, Inc.	7,328	92,406
Rentokil Initial PLC	58,684	478,519
Republic Services, Inc.	7,464	1,127,885
SPIE SA	4,356	130,758
		2,642,947
Communications Equipment — 0.3%
Arista Networks, Inc.(2)	2,372	367,874
Ciena Corp.(2)	1,401	59,122
Cisco Systems, Inc.	10,235	532,629
F5, Inc.(2)	3,351	530,262
Juniper Networks, Inc.	11,656	324,037
		1,813,924
Construction and Engineering — 0.2%
Balfour Beatty PLC	23,393	105,053
Construction Partners, Inc., Class A(2)	2,800	82,320
Eiffage SA	4,517	469,938
Sacyr SA	30,322	103,662
12

	Shares/Principal Amount	Value
SNC-Lavalin Group, Inc.	1,595	$46,339
Vinci SA	4,408	517,708
		1,325,020
Construction Materials†
Eagle Materials, Inc.	463	85,363
Summit Materials, Inc., Class A(2)	1,760	63,677
Taiheiyo Cement Corp.	3,100	64,741
		213,781
Consumer Finance†
American Express Co.	1,453	245,383
Consumer Staples Distribution & Retail — 0.5%
BJ's Wholesale Club Holdings, Inc.(2)	769	50,992
Costco Wholesale Corp.	512	287,063
CP ALL PCL	185,000	342,225
Dollar Tree, Inc.(2)	5,075	783,225
Grocery Outlet Holding Corp.(2)	2,507	83,859
Kobe Bussan Co. Ltd.	2,000	53,253
Koninklijke Ahold Delhaize NV	24,620	848,617
Kroger Co.	5,853	284,690
MatsukiyoCocokara & Co.	1,600	93,635
Redcare Pharmacy NV(2)	581	67,363
Sysco Corp.	5,837	445,421
Target Corp.	2,276	310,606
		3,650,949
Containers and Packaging — 0.5%
Amcor PLC	55,310	567,481
AptarGroup, Inc.	540	65,588
Avery Dennison Corp.	3,303	607,785
Ball Corp.	3,827	224,607
DS Smith PLC	49,403	196,419
O-I Glass, Inc.(2)	2,849	65,413
Packaging Corp. of America	5,447	835,297
Smurfit Kappa Group PLC	17,620	697,241
Sonoco Products Co.	3,433	201,311
Verallia SA	3,524	156,203
		3,617,345
Distributors — 0.1%
D'ieteren Group	241	42,090
LKQ Corp.	5,136	281,401
		323,491
Diversified Consumer Services†
European Wax Center, Inc., Class A(2)	4,090	79,223
Diversified REITs — 0.1%
Essential Properties Realty Trust, Inc.	4,963	121,842
Land Securities Group PLC	23,133	192,115
Stockland	23,749	67,495
WP Carey, Inc.	3,761	253,980
		635,432
Diversified Telecommunication Services — 0.2%
BCE, Inc.	6,383	275,718
Cellnex Telecom SA	9,756	398,426
13

	Shares/Principal Amount	Value
IHS Holding Ltd.(2)(3)	4,180	$33,858
Internet Initiative Japan, Inc.	5,800	107,993
Usen-Next Holdings Co. Ltd.(3)	3,000	69,391
Verizon Communications, Inc.	13,856	472,212
		1,357,598
Electric Utilities — 0.6%
Duke Energy Corp.	7,309	684,268
Edison International	14,508	1,043,996
Evergy, Inc.	6,961	417,451
Eversource Energy	4,680	338,504
Iberdrola SA	38,190	476,670
IDACORP, Inc.	719	73,928
NextEra Energy, Inc.	10,516	770,823
Pinnacle West Capital Corp.	4,385	363,166
		4,168,806
Electrical Equipment — 0.8%
AMETEK, Inc.	5,735	909,571
Eaton Corp. PLC	2,056	422,138
Emerson Electric Co.	9,713	887,282
Generac Holdings, Inc.(2)	520	79,924
Legrand SA	317	31,781
nVent Electric PLC	7,131	377,087
Plug Power, Inc.(2)(3)	6,605	86,658
Regal Rexnord Corp.	5,297	827,285
Schneider Electric SE	3,720	663,544
Sensata Technologies Holding PLC	1,871	79,050
Signify NV	12,501	393,050
Vertiv Holdings Co., Class A	12,195	317,192
		5,074,562
Electronic Equipment, Instruments and Components — 0.6%
CDW Corp.	2,100	392,847
Cognex Corp.	11,825	645,882
Corning, Inc.	5,394	183,072
Fabrinet(2)	336	41,543
Jenoptik AG	2,311	74,748
Keyence Corp.	1,200	538,490
Keysight Technologies, Inc.(2)	6,749	1,087,129
Littelfuse, Inc.	359	109,351
Mirion Technologies, Inc., Class A(2)	4,990	37,675
National Instruments Corp.	1,843	108,737
Spectris PLC	1,335	60,245
Taiyo Yuden Co. Ltd.	700	20,874
TE Connectivity Ltd.	3,179	456,155
		3,756,748
Energy Equipment and Services — 0.3%
Aker Solutions ASA	17,087	75,955
Baker Hughes Co.	13,308	476,293
Expro Group Holdings NV(2)	6,003	133,207
Schlumberger NV	11,251	656,383
Seadrill Ltd.(2)	4,575	223,763
TechnipFMC PLC(2)	4,250	77,945
14

	Shares/Principal Amount	Value
Transocean Ltd.(2)	9,548	$84,023
Weatherford International PLC(2)	2,568	213,401
		1,940,970
Entertainment — 0.3%
CTS Eventim AG & Co. KGaA	1,243	84,830
Electronic Arts, Inc.	3,004	409,595
Liberty Media Corp.-Liberty Formula One, Class C(2)	1,370	99,462
Spotify Technology SA(2)	5,546	828,628
Take-Two Interactive Software, Inc.(2)	3,706	566,796
Walt Disney Co.(2)	2,169	192,802
		2,182,113
Financial Services — 0.4%
Adyen NV(2)	526	976,264
AvidXchange Holdings, Inc.(2)	4,173	51,787
Edenred	5,376	349,173
Euronet Worldwide, Inc.(2)	486	42,705
GMO Payment Gateway, Inc.	1,000	76,289
Mastercard, Inc., Class A	1,342	529,124
Shift4 Payments, Inc., Class A(2)	1,057	72,922
Visa, Inc., Class A	3,315	788,075
		2,886,339
Food Products — 0.6%
Conagra Brands, Inc.	30,258	992,765
Hershey Co.	6,072	1,404,514
J.M. Smucker Co.	2,173	327,363
Kerry Group PLC, A Shares	3,797	377,235
Kotobuki Spirits Co. Ltd.	1,200	91,338
Mondelez International, Inc., Class A	4,898	363,089
Nomad Foods Ltd.(2)	3,446	61,270
Sovos Brands, Inc.(2)	2,643	47,045
SunOpta, Inc.(2)	9,004	59,697
Toyo Suisan Kaisha Ltd.	2,500	103,405
Yamazaki Baking Co. Ltd.	4,700	67,639
		3,895,360
Gas Utilities — 0.2%
Atmos Energy Corp.	1,977	240,621
Brookfield Infrastructure Corp., Class A	2,363	110,399
Nippon Gas Co. Ltd.(3)	2,900	42,675
Spire, Inc.	11,771	748,283
		1,141,978
Ground Transportation — 0.4%
Canadian Pacific Kansas City Ltd.	8,280	681,288
Heartland Express, Inc.	18,898	308,982
Norfolk Southern Corp.	3,874	904,928
Saia, Inc.(2)	117	49,507
Uber Technologies, Inc.(2)	2,579	127,557
Union Pacific Corp.	628	145,709
XPO, Inc.(2)	1,655	114,592
		2,332,563
Health Care Equipment and Supplies — 1.0%
Alphatec Holdings, Inc.(2)	5,478	96,796
15

	Shares/Principal Amount	Value
Becton Dickinson & Co.	604	$168,287
ConvaTec Group PLC	15,560	41,687
DENTSPLY SIRONA, Inc.	6,893	286,197
DexCom, Inc.(2)	9,490	1,182,074
Embecta Corp.	11,112	237,130
Envista Holdings Corp.(2)	10,383	357,279
EssilorLuxottica SA	1,988	399,936
Establishment Labs Holdings, Inc.(2)	1,059	76,259
GE HealthCare Technologies, Inc.	4,490	350,220
Glaukos Corp.(2)	5,365	413,856
Hologic, Inc.(2)	1,755	139,382
ICU Medical, Inc.(2)	419	74,657
Inari Medical, Inc.(2)	1,435	81,895
Inmode Ltd.(2)	2,287	98,135
Intuitive Surgical, Inc.(2)	544	176,474
Lantheus Holdings, Inc.(2)	5,305	458,830
Nakanishi, Inc.	1,900	43,779
PROCEPT BioRobotics Corp.(2)	2,114	72,806
ResMed, Inc.	372	82,714
Silk Road Medical, Inc.(2)	1,933	44,150
Smith & Nephew PLC, ADR(3)	7,526	228,640
Terumo Corp.	13,800	451,937
TransMedics Group, Inc.(2)	504	46,963
Zimmer Biomet Holdings, Inc.	7,193	993,713
		6,603,796
Health Care Providers and Services — 1.0%
Acadia Healthcare Co., Inc.(2)	1,232	97,365
AmerisourceBergen Corp.	1,942	362,960
Amvis Holdings, Inc.	4,700	95,413
Cardinal Health, Inc.	4,400	402,468
Centene Corp.(2)	4,870	331,598
Chartwell Retirement Residences	7,827	59,416
Cigna Group	2,118	625,022
CVS Health Corp.	4,884	364,786
Ensign Group, Inc.	1,024	99,195
HealthEquity, Inc.(2)	1,707	115,974
Henry Schein, Inc.(2)	11,160	879,296
Humana, Inc.	423	193,239
Laboratory Corp. of America Holdings	2,490	532,686
Option Care Health, Inc.(2)	3,013	101,779
Quest Diagnostics, Inc.	5,472	739,869
R1 RCM, Inc.(2)	21,491	371,364
Surgery Partners, Inc.(2)	1,831	70,732
UnitedHealth Group, Inc.	1,725	873,488
Universal Health Services, Inc., Class B	4,479	622,402
		6,939,052
Health Care REITs — 0.2%
Healthpeak Properties, Inc.	26,547	579,521
Omega Healthcare Investors, Inc.	2,315	73,849
Sabra Health Care REIT, Inc.	7,177	93,229
Ventas, Inc.	3,692	179,136
16

	Shares/Principal Amount	Value
Welltower, Inc.	1,456	$119,610
		1,045,345
Health Care Technology†
Evolent Health, Inc., Class A(2)	2,856	86,794
Schrodinger, Inc.(2)	901	47,131
		133,925
Hotel & Resort REITs — 0.1%
Invincible Investment Corp.	474	196,371
Japan Hotel REIT Investment Corp.	193	95,835
Park Hotels & Resorts, Inc.	3,108	42,362
Ryman Hospitality Properties, Inc.	1,456	138,743
		473,311
Hotels, Restaurants and Leisure — 0.7%
Airbnb, Inc., Class A(2)	9,221	1,403,344
Basic-Fit NV(2)(3)	1,265	42,699
Chipotle Mexican Grill, Inc.(2)	233	457,211
Churchill Downs, Inc.	524	60,705
Food & Life Cos. Ltd.	3,300	64,934
Greggs PLC	1,368	48,514
H World Group Ltd., ADR(2)	9,598	461,088
Hilton Worldwide Holdings, Inc.	9,143	1,421,645
Hyatt Hotels Corp., Class A	495	62,543
Planet Fitness, Inc., Class A(2)	1,915	129,339
Starbucks Corp.	2,282	231,783
Trainline PLC(2)	12,142	41,031
Wingstop, Inc.	408	68,781
		4,493,617
Household Durables — 0.2%
Barratt Developments PLC	78,680	460,562
Bellway PLC	1,611	45,811
SEB SA	555	62,130
Taylor Wimpey PLC	341,431	501,173
TopBuild Corp.(2)	252	69,030
		1,138,706
Household Products — 0.3%
Colgate-Palmolive Co.	2,278	173,720
Henkel AG & Co. KGaA, Preference Shares	5,305	409,367
Kimberly-Clark Corp.	5,026	648,857
Procter & Gamble Co.	2,737	427,793
Reckitt Benckiser Group PLC	6,303	472,171
		2,131,908
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	1,832	355,646
Industrial REITs — 0.3%
Americold Realty Trust, Inc.	2,216	71,843
EastGroup Properties, Inc.	396	70,163
GLP J-Reit	56	55,169
Goodman Group	16,670	230,499
Mapletree Logistics Trust	71,100	90,388
Prologis, Inc.	11,000	1,372,250
Segro PLC	10,345	101,376
17

	Shares/Principal Amount	Value
Terreno Realty Corp.	1,206	$71,564
Tritax Big Box REIT PLC	49,636	88,015
		2,151,267
Insurance — 0.9%
Aflac, Inc.	7,107	514,120
AIA Group Ltd.	54,800	548,260
Allstate Corp.	9,239	1,041,051
ASR Nederland NV	1,439	65,229
Goosehead Insurance, Inc., Class A(2)	983	65,733
Hanover Insurance Group, Inc.	3,312	375,846
Kinsale Capital Group, Inc.	341	127,067
Marsh & McLennan Cos., Inc.	1,816	342,171
Palomar Holdings, Inc.(2)	945	57,229
Prudential Financial, Inc.	2,878	277,698
Reinsurance Group of America, Inc.	4,492	630,452
RLI Corp.	683	91,119
Ryan Specialty Holdings, Inc., Class A(2)	12,868	557,699
Skyward Specialty Insurance Group, Inc.(2)	2,047	48,493
Steadfast Group Ltd.	18,591	72,937
Storebrand ASA	7,296	63,775
Travelers Cos., Inc.	2,030	350,398
Willis Towers Watson PLC	3,231	682,807
		5,912,084
Interactive Media and Services — 0.8%
Alphabet, Inc., Class A(2)	14,825	1,967,574
Autohome, Inc., ADR	9,125	291,726
Baidu, Inc., Class A(2)	22,000	430,117
carsales.com Ltd.	5,179	86,571
Eventbrite, Inc., Class A(2)	9,823	113,063
Match Group, Inc.(2)	10,402	483,797
Meta Platforms, Inc., Class A(2)	2,564	816,891
Tencent Holdings Ltd.	25,900	1,190,393
		5,380,132
IT Services — 0.4%
Accenture PLC, Class A	1,550	490,342
Alten SA(3)	700	100,824
Amdocs Ltd.	6,000	561,840
Cloudflare, Inc., Class A(2)	9,462	650,702
International Business Machines Corp.	2,620	377,751
NEXTDC Ltd.(2)	78,711	675,538
Perficient, Inc.(2)	552	35,212
		2,892,209
Leisure Products — 0.1%
Brunswick Corp.	1,047	90,367
Games Workshop Group PLC	504	75,351
Sankyo Co. Ltd.	1,900	80,373
Sega Sammy Holdings, Inc.	3,700	80,899
Topgolf Callaway Brands Corp.(2)	4,183	83,534
		410,524
Life Sciences Tools and Services — 1.0%
Agilent Technologies, Inc.	10,139	1,234,629
18

	Shares/Principal Amount	Value
Avantor, Inc.(2)	12,540	$257,948
Bio-Techne Corp.	9,390	783,126
Danaher Corp.	1,502	383,100
Gerresheimer AG	1,141	135,145
ICON PLC(2)	1,985	499,049
IQVIA Holdings, Inc.(2)	5,074	1,135,358
Lonza Group AG	1,134	658,895
MaxCyte, Inc.(2)	7,139	31,911
Mettler-Toledo International, Inc.(2)	919	1,155,615
Thermo Fisher Scientific, Inc.	764	419,176
		6,693,952
Machinery — 0.7%
Astec Industries, Inc.	1,704	84,178
ATS Corp.(2)	922	41,812
Cummins, Inc.	2,554	666,083
Deere & Co.	580	249,168
Graco, Inc.	5,208	413,151
Hoshizaki Corp.	1,800	69,032
IMI PLC	17,560	367,134
Interpump Group SpA	1,128	61,373
Interroll Holding AG	14	44,782
KION Group AG	1,083	45,381
Kornit Digital Ltd.(2)	2,079	65,883
Metso Oyj	5,749	65,332
Organo Corp.(3)	2,600	75,357
Oshkosh Corp.	9,340	859,934
Parker-Hannifin Corp.	2,099	860,611
Trelleborg AB, B Shares	2,537	67,542
Valmet Oyj(3)	1,684	44,669
Weir Group PLC	3,441	81,041
Xylem, Inc.	1,851	208,700
		4,371,163
Media — 0.4%
Fox Corp., Class B	16,982	533,405
Interpublic Group of Cos., Inc.	12,072	413,225
Omnicom Group, Inc.	2,806	237,444
Trade Desk, Inc., Class A(2)	12,021	1,097,036
WPP PLC	53,592	585,156
		2,866,266
Metals and Mining — 0.1%
Alamos Gold, Inc., Class A	7,502	92,676
Allkem Ltd.(2)	8,181	81,905
AMG Critical Materials NV(3)	2,604	106,465
Capstone Copper Corp.(2)	37,031	193,488
ERO Copper Corp.(2)	13,035	313,358
MMC Norilsk Nickel PJSC(2)(4)	2,446	—
		787,892
Multi-Utilities — 0.1%
NorthWestern Corp.	12,625	712,934
Office REITs†
Boston Properties, Inc.	1,465	97,613
19

	Shares/Principal Amount	Value
SL Green Realty Corp.(3)	1,484	$55,962
		153,575
Oil, Gas and Consumable Fuels — 0.8%
Antero Resources Corp.(2)	4,561	122,007
ConocoPhillips	5,871	691,134
Devon Energy Corp.	6,635	358,290
Diamondback Energy, Inc.	2,566	378,023
Enterprise Products Partners LP	28,072	744,189
EOG Resources, Inc.	4,653	616,662
EQT Corp.	7,799	328,962
Euronav NV	772	12,683
Excelerate Energy, Inc., Class A	7,797	165,452
Golar LNG Ltd.	732	17,656
Hess Corp.	10,756	1,632,008
		5,067,066
Paper and Forest Products — 0.1%
Louisiana-Pacific Corp.	923	70,268
Mondi PLC	24,486	429,499
Stella-Jones, Inc.	2,388	121,261
		621,028
Passenger Airlines — 0.1%
Southwest Airlines Co.	20,849	712,202
Personal Care Products†
Beauty Health Co.(2)(3)	6,490	53,802
Rohto Pharmaceutical Co. Ltd.	6,200	132,151
		185,953
Pharmaceuticals — 1.1%
Arvinas, Inc.(2)	961	23,756
AstraZeneca PLC	5,790	831,885
AstraZeneca PLC, ADR	8,771	628,881
Bristol-Myers Squibb Co.	7,472	464,684
Edgewise Therapeutics, Inc.(2)	2,306	16,811
Eli Lilly & Co.	447	203,184
GSK PLC	49,468	880,587
Harmony Biosciences Holdings, Inc.(2)	584	20,656
Hikma Pharmaceuticals PLC	11,983	321,802
Indivior PLC(2)	3,487	78,533
Intra-Cellular Therapies, Inc.(2)	1,509	93,317
Merck & Co., Inc.	3,770	402,071
Novo Nordisk A/S, B Shares	7,434	1,198,749
Reata Pharmaceuticals, Inc., Class A(2)	196	32,454
Roche Holding AG	1,451	449,884
Sanofi, ADR	15,150	808,555
Takeda Pharmaceutical Co. Ltd.	6,200	189,564
UCB SA	4,062	359,679
Ventyx Biosciences, Inc.(2)	1,063	39,384
Verona Pharma PLC, ADR(2)	1,026	22,664
Zoetis, Inc.	1,978	372,042
		7,439,142
Professional Services — 0.5%
Adecco Group AG	19,267	785,214
20

	Shares/Principal Amount	Value
BayCurrent Consulting, Inc.	14,100	$455,356
CACI International, Inc., Class A(2)	306	107,234
First Advantage Corp.(2)	2,683	40,245
Jacobs Solutions, Inc.	6,469	811,277
Korn Ferry	1,175	61,899
Paycom Software, Inc.	1,440	531,014
Paycor HCM, Inc.(2)	2,474	66,452
TechnoPro Holdings, Inc.	1,500	38,835
UT Group Co. Ltd.(2)	2,800	56,596
Verisk Analytics, Inc.	2,452	561,361
		3,515,483
Real Estate Management and Development — 0.1%
FirstService Corp.	698	109,328
FirstService Corp. (Toronto)	643	100,703
Mitsui Fudosan Co. Ltd.	4,600	94,507
PSP Swiss Property AG	739	87,084
Tokyu Fudosan Holdings Corp.	23,500	139,706
		531,328
Residential REITs — 0.2%
American Homes 4 Rent, Class A	4,365	163,600
AvalonBay Communities, Inc.	1,727	325,799
Boardwalk Real Estate Investment Trust	785	38,998
Canadian Apartment Properties REIT	3,053	119,027
Comforia Residential REIT, Inc.(3)	17	40,697
Essex Property Trust, Inc.	2,723	663,187
Invitation Homes, Inc.	4,651	165,111
Sun Communities, Inc.	388	50,556
UDR, Inc.	2,095	85,644
		1,652,619
Retail REITs — 0.3%
Agree Realty Corp.	955	61,865
Brixmor Property Group, Inc.	3,387	77,020
Kite Realty Group Trust	8,860	202,717
Link REIT	8,200	46,093
NETSTREIT Corp.	2,206	39,465
Realty Income Corp.	11,948	728,470
Regency Centers Corp.	9,042	592,522
Simon Property Group, Inc.	1,796	223,782
Urban Edge Properties	5,880	100,019
Vicinity Ltd.	28,430	37,801
		2,109,754
Semiconductors and Semiconductor Equipment — 1.4%
Advanced Micro Devices, Inc.(2)	3,243	370,999
AIXTRON SE	1,542	61,175
Analog Devices, Inc.	2,346	468,097
Applied Materials, Inc.	3,745	567,705
ASML Holding NV	411	294,387
Credo Technology Group Holding Ltd.(2)	4,383	74,380
Enphase Energy, Inc.(2)	4,152	630,398
GLOBALFOUNDRIES, Inc.(2)	1,770	112,731
Infineon Technologies AG	14,524	638,119
21

	Shares/Principal Amount	Value
Lattice Semiconductor Corp.(2)	995	$90,485
MACOM Technology Solutions Holdings, Inc.(2)	1,337	93,483
Marvell Technology, Inc.	7,285	474,472
Monolithic Power Systems, Inc.	1,268	709,433
Nova Ltd.(2)(3)	717	88,865
NVIDIA Corp.	3,348	1,564,487
Onto Innovation, Inc.(2)	1,023	127,179
Power Integrations, Inc.	1,561	151,636
Silicon Laboratories, Inc.(2)	489	72,929
Socionext, Inc.	700	82,828
SUMCO Corp.	51,400	748,997
Taiwan Semiconductor Manufacturing Co. Ltd.	45,000	812,592
Teradyne, Inc.	10,126	1,143,630
		9,379,007
Software — 1.8%
Adobe, Inc.(2)	304	166,036
Blackbaud, Inc.(2)	947	71,451
Box, Inc., Class A(2)	3,195	99,844
Cadence Design Systems, Inc.(2)	4,663	1,091,189
CyberArk Software Ltd.(2)	336	55,779
Datadog, Inc., Class A(2)	7,296	851,589
Descartes Systems Group, Inc.(2)	591	46,096
DocuSign, Inc.(2)	9,719	523,077
DoubleVerify Holdings, Inc.(2)	1,334	56,161
Five9, Inc.(2)	628	55,107
Guidewire Software, Inc.(2)	952	80,749
HubSpot, Inc.(2)	2,085	1,210,447
JFrog Ltd.(2)	1,521	46,801
Kinaxis, Inc.(2)	713	96,813
Manhattan Associates, Inc.(2)	4,982	949,669
Microsoft Corp.	10,649	3,577,212
m-up Holdings, Inc.	5,100	40,302
nCino, Inc.(2)	2,218	71,752
New Relic, Inc.(2)	620	52,068
Palantir Technologies, Inc., Class A(2)	34,181	678,151
Palo Alto Networks, Inc.(2)	3,048	761,878
QT Group Oyj(2)	758	62,871
Salesforce, Inc.(2)	2,137	480,846
SAP SE	2,209	301,333
ServiceNow, Inc.(2)	187	109,021
SPS Commerce, Inc.(2)	841	151,708
TeamViewer SE(2)	2,685	45,641
Tenable Holdings, Inc.(2)	3,693	179,701
Workday, Inc., Class A(2)	674	159,826
		12,073,118
Specialized REITs — 0.4%
Big Yellow Group PLC	4,592	63,196
Digital Realty Trust, Inc.	2,430	302,827
Equinix, Inc.	926	749,986
Extra Space Storage, Inc.	1,109	154,783
Iron Mountain, Inc.	3,175	194,945
22

	Shares/Principal Amount	Value
Keppel DC REIT	56,100	$92,455
Public Storage	2,202	620,413
VICI Properties, Inc.	12,906	406,281
Weyerhaeuser Co.	2,350	80,041
		2,664,927
Specialty Retail — 0.6%
Burlington Stores, Inc.(2)	3,572	634,459
CarMax, Inc.(2)	1,323	109,293
Chewy, Inc., Class A(2)(3)	6,941	235,300
Dufry AG(2)	1,430	73,886
Fast Retailing Co. Ltd.	2,000	501,025
Five Below, Inc.(2)	1,461	304,385
Home Depot, Inc.	2,352	785,192
Kingfisher PLC	166,081	523,715
Murphy USA, Inc.	205	62,941
Nextage Co. Ltd.(3)	2,000	52,531
Pets at Home Group PLC	9,625	48,367
TJX Cos., Inc.	5,223	451,946
Tractor Supply Co.	739	165,529
		3,948,569
Technology Hardware, Storage and Peripherals — 0.5%
Apple, Inc.	11,890	2,335,790
HP, Inc.	13,966	458,504
Pure Storage, Inc., Class A(2)	1,588	58,740
Samsung Electronics Co. Ltd.	8,502	465,507
		3,318,541
Textiles, Apparel and Luxury Goods — 0.4%
Asics Corp.	4,500	141,953
Crocs, Inc.(2)	670	72,595
Deckers Outdoor Corp.(2)	408	221,826
HUGO BOSS AG	1,259	101,663
Li Ning Co. Ltd.	73,000	445,039
lululemon athletica, Inc.(2)	746	282,383
LVMH Moet Hennessy Louis Vuitton SE	783	727,225
On Holding AG, Class A(2)	16,523	594,828
Tod's SpA(2)	1,949	88,511
		2,676,023
Trading Companies and Distributors — 0.4%
AddTech AB, B Shares(3)	2,295	42,755
Beacon Roofing Supply, Inc.(2)	3,447	295,305
Beijer Ref AB	5,586	75,961
Bunzl PLC	6,696	248,207
Diploma PLC	2,282	94,914
Finning International, Inc.	2,682	92,380
H&E Equipment Services, Inc.	1,667	80,983
MonotaRO Co. Ltd.	19,200	234,333
MRC Global, Inc.(2)	5,935	67,006
MSC Industrial Direct Co., Inc., Class A	6,584	664,457
NOW, Inc.(2)	7,980	90,892
Rexel SA	21,932	529,049
		2,516,242
23

		Shares/Principal Amount	Value
Transportation Infrastructure†
Japan Airport Terminal Co. Ltd.		2,600	$121,161
Water Utilities†
SJW Group		1,544	108,790
Wireless Telecommunication Services — 0.1%
TIM SA		156,900	474,142
TOTAL COMMON STOCKS (Cost $157,360,370)			204,210,049
U.S. TREASURY SECURITIES — 6.1%
U.S. Treasury Bonds, 2.00%, 11/15/41		$3,150,000	2,262,032
U.S. Treasury Bonds, 2.375%, 2/15/42		5,000,000	3,815,918
U.S. Treasury Bonds, 3.00%, 5/15/42		250,000	210,767
U.S. Treasury Bonds, 3.75%, 11/15/43		40,000	37,404
U.S. Treasury Bonds, 3.125%, 8/15/44		350,000	296,194
U.S. Treasury Bonds, 3.00%, 5/15/45		100,000	82,533
U.S. Treasury Bonds, 3.00%, 11/15/45		50,000	41,156
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25		806,715	797,579
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		301,616	303,545
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		506,552	536,027
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42		888,314	743,921
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		410,068	330,157
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		1,500,681	1,387,123
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		3,060,879	2,478,979
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		503,956	413,929
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51		642,477	416,639
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/52		1,092,510	704,739
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25		2,178,209	2,075,964
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		421,558	401,264
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32		1,678,609	1,476,834
U.S. Treasury Notes, 2.00%, 5/31/24		4,000,000	3,890,782
U.S. Treasury Notes, 1.875%, 8/31/24		4,000,000	3,854,688
U.S. Treasury Notes, 2.75%, 7/31/27		311,000	293,306
U.S. Treasury Notes, 2.25%, 8/15/27		200,000	184,895
U.S. Treasury Notes, 3.875%, 11/30/27		3,895,000	3,835,738
U.S. Treasury Notes, 1.50%, 11/30/28(5)		6,900,000	6,027,393
U.S. Treasury Notes, 3.50%, 4/30/30		3,550,000	3,427,553
U.S. Treasury Notes, 3.375%, 5/15/33		29,000	27,666
U.S. Treasury Notes, VRN, 5.39%, (3-month USBMMY plus 0.04%), 10/31/23		500,000	500,116
TOTAL U.S. TREASURY SECURITIES (Cost $45,037,561)			40,854,841
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.4%
Australia†
Australia Government Bond, 3.00%, 3/21/47	AUD	120,000	64,131
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	110,000	70,355
			134,486
Austria†
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	41,000	42,038
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	29,000	35,114
			77,152
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	27,000	33,014
24

		Shares/Principal Amount	Value
Canada — 0.4%
Canadian Government Bond, 0.25%, 3/1/26	CAD	850,000	$579,662
Canadian Government Bond, 3.50%, 3/1/28	CAD	1,785,000	1,331,294
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	201,000	146,862
Province of Quebec Canada, 3.00%, 9/1/23	CAD	215,000	162,760
Province of Quebec Canada, 5.75%, 12/1/36	CAD	108,000	93,764
Province of Quebec Canada, 3.50%, 12/1/48	CAD	20,000	13,321
			2,327,663
China — 0.4%
China Government Bond, 2.88%, 11/5/23	CNY	19,000,000	2,667,761
China Government Bond, 3.25%, 6/6/26	CNY	400,000	57,738
China Government Bond, 3.29%, 5/23/29	CNY	300,000	43,909
			2,769,408
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	245,000	32,915
Denmark Government Bond, 4.50%, 11/15/39	DKK	62,000	11,135
			44,050
Finland — 0.1%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	58,000	64,694
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	350,000	263,713
			328,407
France — 0.1%
French Republic Government Bond OAT, 0.00%, 11/25/31(7)	EUR	1,050,000	909,737
Germany†
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/52(7)	EUR	40,000	21,512
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	74,000	81,419
Italy — 0.1%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	35,000	37,072
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	223,000	236,888
			273,960
Japan — 0.1%
Japan Government Thirty Year Bond, 1.40%, 3/20/53	JPY	58,700,000	408,144
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	250,000	56,069
Mexico†
Mexico Government International Bond, 4.15%, 3/28/27		$200,000	195,832
Netherlands†
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	100,000	102,513
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	27,000	29,384
			131,897
Norway†
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	510,000	46,515
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$60,000	61,319
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	215,000	53,399
Switzerland†
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	147,000	169,359
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	3,000	4,073
			173,432
25

		Shares/Principal Amount	Value
Thailand†
Thailand Government Bond, 3.85%, 12/12/25	THB	3,200,000	$96,934
United Kingdom — 0.2%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	1,100,000	1,261,547
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$30,000	27,246
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $10,778,973)			9,513,142
CORPORATE BONDS — 1.4%
Aerospace and Defense†
TransDigm, Inc., 6.375%, 6/15/26		50,000	49,534
TransDigm, Inc., 4.625%, 1/15/29		190,000	169,803
			219,337
Automobile Components†
ZF North America Capital, Inc., 4.75%, 4/29/25(6)		110,000	107,058
Automobiles — 0.1%
Ford Motor Credit Co. LLC, 3.625%, 6/17/31		370,000	306,181
Banks — 0.5%
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		143,000	138,357
Banco Santander SA, 2.50%, 3/18/25	EUR	100,000	106,738
Bank of America Corp., 2.30%, 7/25/25	GBP	100,000	119,512
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	100,000	103,179
Commerzbank AG, 4.00%, 3/23/26	EUR	150,000	162,009
Credit Agricole SA, 7.375%, 12/18/23	GBP	50,000	64,280
European Financial Stability Facility, 2.125%, 2/19/24	EUR	93,000	101,467
European Financial Stability Facility, 0.40%, 5/31/26	EUR	200,000	203,462
European Union, 0.00%, 7/4/31(7)	EUR	1,450,000	1,259,390
ING Groep NV, 2.125%, 1/10/26	EUR	200,000	211,912
Lloyds Bank PLC, 7.625%, 4/22/25	GBP	20,000	26,154
Toronto-Dominion Bank, VRN, 5.875%, 5/1/24		$1,000,000	997,187
			3,493,647
Biotechnology — 0.1%
AbbVie, Inc., 4.40%, 11/6/42		280,000	248,856
Chemicals†
MEGlobal BV, 4.25%, 11/3/26(6)		46,000	44,183
Olin Corp., 5.125%, 9/15/27		70,000	66,981
			111,164
Commercial Services and Supplies†
Clean Harbors, Inc., 6.375%, 2/1/31(6)		190,000	191,080
Containers and Packaging†
Sealed Air Corp., 5.125%, 12/1/24(6)		105,000	103,584
Diversified Telecommunication Services — 0.1%
AT&T, Inc., 4.90%, 8/15/37		59,000	54,234
Sprint Capital Corp., 6.875%, 11/15/28		342,000	362,845
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		115,000	111,642
			528,721
Electric Utilities†
Duke Energy Florida LLC, 3.85%, 11/15/42		40,000	32,372
Duke Energy Progress LLC, 4.15%, 12/1/44		40,000	33,481
MidAmerican Energy Co., 4.40%, 10/15/44		60,000	52,367
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53		43,000	41,188
			159,408
26

	Shares/Principal Amount	Value
Financial Services†
Allen C Stonecipher Life Insurance Trust, VRDN, 5.45%, 8/7/23 (LOC: FHLB)	$5,000	$5,000
Ground Transportation†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	12,000	10,824
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	80,000	69,483
		80,307
Health Care Providers and Services — 0.1%
CVS Health Corp., 4.78%, 3/25/38	40,000	36,938
DaVita, Inc., 4.625%, 6/1/30(6)	270,000	230,634
Kaiser Foundation Hospitals, 3.00%, 6/1/51	70,000	48,566
		316,138
Hotels, Restaurants and Leisure — 0.2%
Caesars Entertainment, Inc., 4.625%, 10/15/29(6)	110,000	96,934
Caesars Entertainment, Inc., 7.00%, 2/15/30(6)	142,000	143,556
MGM Resorts International, 4.625%, 9/1/26	39,000	37,029
Station Casinos LLC, 4.625%, 12/1/31(6)	530,000	448,327
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(6)	200,000	190,268
		916,114
Household Durables — 0.1%
KB Home, 4.80%, 11/15/29	253,000	233,682
Meritage Homes Corp., 5.125%, 6/6/27	190,000	184,066
Tempur Sealy International, Inc., 3.875%, 10/15/31(6)	136,000	110,198
		527,946
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)	86,000	83,943
Leisure Products†
Mattel, Inc., 5.45%, 11/1/41	200,000	172,620
Media†
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	85,000	66,711
Metals and Mining — 0.1%
ATI, Inc., 4.875%, 10/1/29	240,000	219,276
Cleveland-Cliffs, Inc., 6.75%, 4/15/30(6)	230,000	224,031
Freeport-McMoRan, Inc., 5.40%, 11/14/34	215,000	209,311
		652,618
Multi-Utilities†
Dominion Energy, Inc., 4.90%, 8/1/41	30,000	27,098
Oil, Gas and Consumable Fuels — 0.1%
Antero Resources Corp., 7.625%, 2/1/29(6)	65,000	66,636
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	90,000	88,734
Enterprise Products Operating LLC, 4.85%, 3/15/44	92,000	84,096
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	42,000	42,942
MEG Energy Corp., 5.875%, 2/1/29(6)	70,000	67,169
Southwestern Energy Co., 5.70%, 1/23/25	21,000	20,887
		370,464
Passenger Airlines†
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)	149,487	147,392
27

	Shares/Principal Amount	Value
Personal Care Products†
Edgewell Personal Care Co., 4.125%, 4/1/29(6)	$180,000	$157,630
Specialty Retail†
Murphy Oil USA, Inc., 3.75%, 2/15/31(6)	210,000	178,426
Wireless Telecommunication Services†
C&W Senior Financing DAC, 6.875%, 9/15/27(6)	130,000	118,152
TOTAL CORPORATE BONDS (Cost $10,047,530)		9,289,595
COLLATERALIZED LOAN OBLIGATIONS — 0.5%
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 7.42%, (3-month SOFR plus 2.11%), 10/15/31(6)	206,970	206,779
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/32(6)	218,491	216,923
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 7.32%, (3-month SOFR plus 2.01%), 4/17/30(6)	250,000	241,731
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 7.42%, (3-month SOFR plus 2.11%), 10/15/30(6)	200,000	195,333
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 6.71%, (3-month SOFR plus 1.38%), 7/20/31(6)	175,000	174,591
KKR CLO Ltd., Series 2018, Class CR, VRN, 7.67%, (3-month SOFR plus 2.36%), 7/18/30(6)	175,000	172,414
KKR CLO Ltd., Series 2022A, Class B, VRN, 7.19%, (3-month SOFR plus 1.86%), 7/20/31(6)	300,000	296,850
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/31(6)	300,000	296,795
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 7.71%, (3-month SOFR plus 2.36%), 1/25/32(6)	300,000	294,928
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 8.27%, (3-month SOFR plus 2.94%), 1/20/35(6)	200,000	197,815
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.79%, (1-month SOFR plus 1.56%), 10/16/36(6)	398,000	385,139
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 7.94%, (3-month SOFR plus 2.61%), 1/20/32(6)	200,000	197,876
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 7.27%, (3-month SOFR plus 1.96%), 4/18/33(6)	500,000	493,400
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $3,416,114)		3,370,574
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	100,000	115,753
Harris County Industrial Development Corp. Rev., (Exxon Mobil Corp.) VRDN, 4.58%, 8/1/23	2,450,000	2,450,000
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	40,000	49,424
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	30,000	36,131
New York City GO, 6.27%, 12/1/37	5,000	5,549
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	35,000	34,761
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	100,000	68,941
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	90,000	94,237
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	140,000	151,924
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	10,000	10,581
State of California GO, 4.60%, 4/1/38	30,000	28,391
28

	Shares/Principal Amount	Value
State of California GO, 7.55%, 4/1/39	$20,000	$24,922
State of California GO, 7.30%, 10/1/39	25,000	29,884
State of California GO, 7.60%, 11/1/40	40,000	50,231
State of Washington GO, 5.14%, 8/1/40	20,000	20,015
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41	30,000	30,435
TOTAL MUNICIPAL SECURITIES (Cost $3,195,559)		3,201,179
PREFERRED STOCKS — 0.2%
Automobiles†
Volkswagen International Finance NV, 3.875%	300,000	281,779
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.00%	300,000	328,218
Electric Utilities†
Electricite de France SA, 3.375%	200,000	174,196
Enel SpA, 2.25%	100,000	97,155
		271,351
Insurance — 0.1%
Allianz SE, 2.625%	200,000	157,831
Allianz SE, 4.75%	100,000	110,041
Assicurazioni Generali SpA, 4.60%	100,000	107,831
Intesa Sanpaolo Vita SpA, 4.75%	100,000	108,053
		483,756
Oil, Gas and Consumable Fuels†
Eni SpA, 3.375%	200,000	188,299
TOTAL PREFERRED STOCKS (Cost $2,003,350)		1,553,403
ASSET-BACKED SECURITIES — 0.2%
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(6)	$198,398	171,481
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A, SEQ, 2.94%, 5/25/29(6)	26,731	26,077
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(6)	300,000	273,198
Lunar Aircraft Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(6)	326,127	283,292
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(6)	517,494	448,595
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	75,802	72,971
TOTAL ASSET-BACKED SECURITIES (Cost $1,451,873)		1,275,614
EXCHANGE-TRADED FUNDS — 0.2%
iShares Core S&P 500 ETF	125	57,523
iShares Russell Mid-Cap Value ETF(3)	9,397	1,077,648
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,046,115)		1,135,171
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Private Sponsor Collateralized Mortgage Obligations — 0.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	$2,460	2,210
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 6.77%, (30-day average SOFR plus 1.70%), 12/27/33(6)	314,852	314,555
29

	Shares/Principal Amount	Value
Sofi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(6)	$8,746	$7,769
		324,534
U.S. Government Agency Collateralized Mortgage Obligations†
FNMA, Series 2014-C02, Class 2M2, VRN, 7.78%, (30-day average SOFR plus 2.71%), 5/25/24	87,827	88,502
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $413,086)		413,036
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 4.76%, (12-month LIBOR plus 1.87%), 7/1/36	8,341	8,432
FHLMC, VRN, 4.20%, (1-year H15T1Y plus 2.14%), 10/1/36	11,637	11,860
FHLMC, VRN, 4.59%, (1-year H15T1Y plus 2.26%), 4/1/37	14,991	15,190
FHLMC, VRN, 4.69%, (12-month LIBOR plus 1.89%), 7/1/41	4,632	4,575
FNMA, VRN, 6.94%, (6-month LIBOR plus 1.57%), 6/1/35	8,821	8,960
FNMA, VRN, 6.94%, (6-month LIBOR plus 1.57%), 6/1/35	7,331	7,442
FNMA, VRN, 6.07%, (6-month LIBOR plus 1.54%), 9/1/35	2,401	2,435
FNMA, VRN, 4.28%, (1-year H15T1Y plus 2.15%), 3/1/38	17,195	17,521
		76,415
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
GNMA, 7.50%, 10/15/25	307	307
GNMA, 6.00%, 3/15/26	1,185	1,194
GNMA, 7.00%, 12/15/27	1,545	1,532
GNMA, 7.00%, 5/15/31	3,799	3,908
GNMA, 5.50%, 11/15/32	5,855	5,911
GNMA, 6.50%, 10/15/38	121,746	128,695
GNMA, 4.50%, 6/15/41	99,957	98,476
		240,023
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $319,666)		316,438
SHORT-TERM INVESTMENTS — 5.3%
Certificates of Deposit — 1.4%
Banco Santander SA, 5.45%, 9/7/23	2,500,000	2,499,473
Bank of Montreal, VRN, 5.93%, (SOFR plus 0.63%), 9/12/23	3,500,000	3,501,751
BNP Paribas Fortis SA, 5.46%, 10/19/23	1,000,000	999,796
Natixis SA, 5.52%, 10/25/23	500,000	499,870
Nordea Bank Abp, VRN, 5.90%, (SOFR plus 0.60%), 10/11/23	1,000,000	1,000,738
Wells Fargo Bank N.A., VRN, 5.85%, (SOFR plus 0.55%), 1/5/24	750,000	750,734
		9,252,362
Commercial Paper(8) — 1.7%
Alinghi Funding Co. LLC, 11.34%, 10/12/23 (LOC: UBS AG)(6)	1,500,000	1,483,459
Atlantic Asset Securitization LLC, 5.60%, 9/14/23 (LOC: Credit Agricole Corporate and Investment Bank)(6)	1,000,000	993,200
Canadian Imperial Holdings, Inc., 5.88%, 3/19/24(6)	750,000	723,151
Charta LLC, 5.71%, 11/3/23 (LOC: CitiBank N.A.)(6)	750,000	739,180
Chesham Finance Ltd. / Chesham Finance LLC, 5.55%, 8/1/23(6)	1,890,000	1,889,721
JP Morgan Securities LLC, 5.95%, 4/25/24(6)	2,000,000	1,996,672
Svenska Handelsbanken AB, VRN, 6.10%, (SOFR plus 0.79%), 11/1/23(6)	1,000,000	1,001,403
Toyota Credit Canada, Inc., 5.60%, 10/20/23(6)	500,000	493,948
30

	Shares/Principal Amount	Value
UBS AG, 5.91%, 1/19/24(6)	$750,000	$729,797
UBS AG, VRN, 5.81%, (SOFR plus 0.58%), 9/22/23(6)	600,000	600,000
Versailles Commercial Paper LLC, 5.66%, 10/5/23 (LOC: Natixis)(6)	1,075,000	1,064,237
		11,714,768
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,568,043	7,568,043
State Street Navigator Securities Lending Government Money Market Portfolio(9)	1,790,634	1,790,634
		9,358,677
Treasury Bills(8) — 0.8%
U.S. Treasury Bills, 2.70%, 8/24/23	$750,000	747,480
U.S. Treasury Bills, 5.42%, 10/31/23	1,500,000	1,480,065
U.S. Treasury Bills, 5.47%, 11/21/23	2,000,000	1,967,194
U.S. Treasury Bills, 5.19%, 6/13/24	1,000,000	955,120
		5,149,859
TOTAL SHORT-TERM INVESTMENTS (Cost $35,477,607)		35,475,666
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $560,901,574)		668,151,561
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,595,498)
TOTAL NET ASSETS — 100.0%		$666,556,063
31

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	9,667	USD	7,303	Goldman Sachs & Co.	9/29/23	$34
CAD	16,105	USD	12,144	Goldman Sachs & Co.	9/29/23	78
USD	1,353,010	CAD	1,791,793	JPMorgan Chase Bank N.A.	9/15/23	(6,621)
USD	997,820	CAD	1,331,610	UBS AG	9/15/23	(12,619)
USD	369,080	CAD	485,272	Goldman Sachs & Co.	9/29/23	786
USD	284,281	CAD	373,778	Goldman Sachs & Co.	9/29/23	605
USD	7,706	CAD	10,150	Goldman Sachs & Co.	9/29/23	3
USD	7,644	CAD	10,113	Goldman Sachs & Co.	9/29/23	(31)
USD	14,798	CAD	19,620	Goldman Sachs & Co.	9/29/23	(92)
USD	9,339	CAD	12,382	Goldman Sachs & Co.	9/29/23	(58)
USD	43,955	CAD	58,152	Goldman Sachs & Co.	9/29/23	(179)
USD	8,233	CAD	10,892	Goldman Sachs & Co.	9/29/23	(33)
USD	28,687	CAD	37,949	Goldman Sachs & Co.	9/29/23	(115)
USD	11,626	CAD	15,380	Goldman Sachs & Co.	9/29/23	(47)
USD	11,598	CAD	15,379	Goldman Sachs & Co.	9/29/23	(73)
USD	7,312	CAD	9,702	Goldman Sachs & Co.	9/29/23	(51)
USD	16,198	CAD	21,481	Goldman Sachs & Co.	9/29/23	(105)
USD	18,317	CAD	24,209	Goldman Sachs & Co.	9/29/23	(56)
USD	18,608	CAD	24,515	Goldman Sachs & Co.	9/29/23	2
USD	12,923	CAD	17,025	Goldman Sachs & Co.	9/29/23	2
USD	11,920	CAD	15,612	Goldman Sachs & Co.	9/29/23	71
USD	12,724	CAD	16,811	Goldman Sachs & Co.	9/29/23	(35)
USD	11,301	CAD	14,931	Goldman Sachs & Co.	9/29/23	(31)
USD	12,178	CAD	16,037	Goldman Sachs & Co.	9/29/23	7
USD	10,856	CAD	14,341	Goldman Sachs & Co.	9/29/23	(28)
USD	19,544	CAD	25,818	Goldman Sachs & Co.	9/29/23	(50)
USD	13,765	CAD	18,115	Goldman Sachs & Co.	9/29/23	17
USD	11,395	CAD	14,996	Goldman Sachs & Co.	9/29/23	14
USD	7,758	CAD	10,235	Goldman Sachs & Co.	9/29/23	(10)
USD	171,279	CHF	152,544	Morgan Stanley	9/15/23	(4,454)
USD	5,595,565	CNY	39,636,185	Goldman Sachs & Co.	9/15/23	17,897
EUR	9,991	USD	11,006	Bank of America N.A.	9/29/23	11
EUR	7,057	USD	7,941	Bank of America N.A.	9/29/23	(160)
EUR	14,355	USD	15,812	Bank of America N.A.	9/29/23	16
EUR	68,340	USD	76,906	Bank of America N.A.	9/29/23	(1,553)
EUR	15,255	USD	16,662	JPMorgan Chase Bank N.A.	9/29/23	158
EUR	15,581	USD	17,381	Morgan Stanley	9/29/23	(201)
USD	5,631,538	EUR	5,211,781	UBS AG	9/15/23	(111,026)
USD	63,399	EUR	57,784	Bank of America N.A.	9/29/23	(314)
USD	66,837	EUR	60,992	Bank of America N.A.	9/29/23	(414)
USD	79,493	EUR	72,452	Bank of America N.A.	9/29/23	(394)
USD	762,822	EUR	695,259	Bank of America N.A.	9/29/23	(3,782)
USD	122,961	EUR	112,174	JPMorgan Chase Bank N.A.	9/29/23	(724)
USD	9,138	EUR	8,105	JPMorgan Chase Bank N.A.	9/29/23	202
USD	8,625	EUR	7,651	JPMorgan Chase Bank N.A.	9/29/23	189
USD	1,479,477	EUR	1,349,691	JPMorgan Chase Bank N.A.	9/29/23	(8,715)
USD	154,174	EUR	140,649	JPMorgan Chase Bank N.A.	9/29/23	(908)
USD	14,149	EUR	12,960	JPMorgan Chase Bank N.A.	9/29/23	(141)
USD	13,510	EUR	12,015	JPMorgan Chase Bank N.A.	9/29/23	262
USD	12,175	EUR	10,800	JPMorgan Chase Bank N.A.	9/29/23	267
32

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,419	EUR	23,940	JPMorgan Chase Bank N.A.	9/29/23	$22
USD	63,404	EUR	57,784	Morgan Stanley	9/29/23	(310)
USD	6,318	EUR	5,764	Morgan Stanley	9/29/23	(38)
USD	762,878	EUR	695,259	Morgan Stanley	9/29/23	(3,726)
USD	79,498	EUR	72,452	Morgan Stanley	9/29/23	(388)
USD	12,635	EUR	11,424	Morgan Stanley	9/29/23	39
GBP	9,346	USD	12,054	Bank of America N.A.	9/29/23	(57)
USD	1,448,360	GBP	1,151,910	Goldman Sachs & Co.	9/15/23	(30,229)
USD	345,859	GBP	272,180	Bank of America N.A.	9/29/23	(3,526)
USD	10,926	GBP	8,636	Bank of America N.A.	9/29/23	(160)
USD	31,614	GBP	25,044	Bank of America N.A.	9/29/23	(534)
USD	16,891	GBP	13,289	Bank of America N.A.	9/29/23	(168)
USD	20,519	GBP	16,161	Bank of America N.A.	9/29/23	(227)
USD	22,506	GBP	17,438	Bank of America N.A.	9/29/23	121
USD	13,698	GBP	10,664	Bank of America N.A.	9/29/23	10
USD	25,440	GBP	19,845	Bank of America N.A.	9/29/23	(34)
USD	18,611	GBP	14,490	Bank of America N.A.	9/29/23	11
USD	17,453	GBP	13,550	Bank of America N.A.	9/29/23	60
USD	441,499	JPY	60,445,624	Bank of America N.A.	9/15/23	13,706
THB	9,912,062	USD	288,317	UBS AG	9/15/23	2,445
						$(155,382)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bund 10-Year Bonds	10	September 2023	$1,462,336	$(11,671)
Korean Treasury 10-Year Bonds	3	September 2023	259,059	(2,382)
U.K. Gilt 10-Year Bonds	3	September 2023	370,105	2,999
U.S. Treasury 5-Year Notes	130	September 2023	13,886,641	(242,654)
U.S. Treasury 10-Year Notes	68	September 2023	7,575,625	(57,486)
U.S. Treasury 10-Year Ultra Notes	45	September 2023	5,264,297	(99,091)
			$28,818,063	$(410,285)
^Amount represents value and unrealized appreciation (depreciation).

33

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 38	Sell	5.00%	6/20/27	$7,154,000	$(126,039)	$484,281	$358,242
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

34

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CDX	–	Credit Derivatives Indexes
CHF	–	Swiss Franc
CNY	–	Chinese Yuan
DKK	–	Danish Krone
EUR	–	Euro
FHLB	–	Federal Home Loan Bank
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GBP	–	British Pound
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
JPY	–	Japanese Yen
LIBOR	–	London Interbank Offered Rate
LOC	–	Letter of Credit
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
PLN	–	Polish Zloty
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
THB	–	Thai Baht
USBMMY	–	U.S. Treasury Bill Money Market Yield
USD	–	United States Dollar
VRDN	–	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $2,485,418. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Security may be subject to resale, redemption or transferability restrictions.
(5)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,439,586.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $20,259,465, which represented 3.0% of total net assets.
(7)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(8)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(9)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $2,569,057, which includes securities collateral of $778,423.

See Notes to Financial Statements.
35

Statement of Assets and Liabilities

JULY 31, 2023
Assets
Investment securities - unaffiliated, at value (cost of $268,757,170) — including $1,391,745 of securities on loan	$308,818,074
Investment securities - affiliated, at value (cost of $290,353,770) — including $1,093,673 of securities on loan	357,542,853
Investment made with cash collateral received for securities on loan, at value (cost of $1,790,634)	1,790,634
Total investment securities, at value (cost of $560,901,574)	668,151,561
Foreign currency holdings, at value (cost of $46,644)	2,497
Foreign deposits with broker for futures contracts, at value (cost $24,662)	27,127
Receivable for investments sold	1,297,812
Receivable for capital shares sold	192,580
Receivable for variation margin on futures contracts	17,602
Receivable for variation margin on swap agreements	1,633
Unrealized appreciation on forward foreign currency exchange contracts	37,035
Interest and dividends receivable	894,093
Securities lending receivable	4,745
Other assets	25,200
670,651,885

Liabilities
Disbursements in excess of demand deposit cash	156,288
Payable for collateral received for securities on loan	1,790,634
Payable for investments purchased	1,357,547
Payable for capital shares redeemed	249,828
Payable for variation margin on futures contracts	730
Unrealized depreciation on forward foreign currency exchange contracts	192,417
Accrued management fees	276,824
Distribution and service fees payable	49,365
Accrued other expenses	22,189
4,095,822

Net Assets	$666,556,063

Net Assets Consist of:
Capital (par value and paid-in surplus)	$553,535,200
Distributable earnings (loss)	113,020,863
$666,556,063

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$249,997,541	33,843,122	$7.39
I Class, $0.01 Par Value	$57,064,991	7,803,248	$7.31
A Class, $0.01 Par Value	$146,576,062	19,605,216	$7.48
C Class, $0.01 Par Value	$14,781,600	2,059,617	$7.18
R Class, $0.01 Par Value	$14,295,580	1,915,703	$7.46
R5 Class, $0.01 Par Value	$22,250	3,040	$7.32
R6 Class, $0.01 Par Value	$183,818,039	25,227,534	$7.29
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $7.94 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
36

Statement of Operations

YEAR ENDED JULY 31, 2023
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$7,990,671
Interest (net of foreign taxes withheld of $1,228)	3,812,740
Dividends (net of foreign taxes withheld of $140,369)	3,804,873
Securities lending, net	85,746
15,694,030

Expenses:
Management fees	6,581,820
Distribution and service fees:
A Class	351,476
C Class	151,912
R Class	68,763
Directors' fees and expenses	20,317
Other expenses	76,530
7,250,818
Fees waived(1)	(3,414,733)
3,836,085

Net investment income (loss)	11,857,945

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $640,561 from affiliated funds)	3,690,356
Forward foreign currency exchange contract transactions	1,012,377
Futures contract transactions	(1,590,329)
Swap agreement transactions	289,598
Foreign currency translation transactions	(298,148)
Capital gain distributions received from affiliated funds	1,030,196
4,134,050

Change in net unrealized appreciation (depreciation) on:
Investments (including $25,588,553 from affiliated funds)	36,521,883
Forward foreign currency exchange contracts	(774,221)
Futures contracts	(723,541)
Swap agreements	305,118
Translation of assets and liabilities in foreign currencies	(11,572)
35,317,667

Net realized and unrealized gain (loss)	39,451,717

Net Increase (Decrease) in Net Assets Resulting from Operations	$51,309,662
(1)Amount consists of $1,303,906, $313,711, $759,529, $82,072, $74,303, $93 and $881,119 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
37

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2023 AND JULY 31, 2022
Increase (Decrease) in Net Assets	July 31, 2023	July 31, 2022
Operations
Net investment income (loss)	$11,857,945	$11,998,704
Net realized gain (loss)	4,134,050	47,630,956
Change in net unrealized appreciation (depreciation)	35,317,667	(137,524,567)
Net increase (decrease) in net assets resulting from operations	51,309,662	(77,894,907)

Distributions to Shareholders
From earnings:
Investor Class	(12,410,905)	(36,011,235)
I Class	(3,151,906)	(5,941,362)
A Class	(6,768,419)	(19,836,034)
C Class	(662,133)	(2,358,549)
R Class	(609,476)	(2,055,153)
R5 Class	(882)	(1,947)
R6 Class	(8,730,240)	(23,401,758)
Decrease in net assets from distributions	(32,333,961)	(89,606,038)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,804,141)	(41,427,439)

Net increase (decrease) in net assets	16,171,560	(208,928,384)

Net Assets
Beginning of period	650,384,503	859,312,887
End of period	$666,556,063	$650,384,503

See Notes to Financial Statements.
38

Notes to Financial Statements

JULY 31, 2023

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

39

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share.  Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

40

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Affiliated Funds	$24,995	—	—	—	$24,995
Common Stocks	1,765,639	—	—	—	1,765,639
Total Borrowings	$1,790,634	—	—	—	$1,790,634
Gross amount of recognized liabilities for securities lending transactions					$1,790,634

(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.
41

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund's management fee equal to the expenses attributable to the management fees of the funds advised by American Century Investments in which the fund invests. The amount of this waiver will fluctuate depending on the fund's daily allocation to such funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2023, the investment advisor agreed to waive an additional 0.37% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.90% to 1.15%	1.15%	0.61%
I Class	0.70% to 0.95%	0.95%	0.41%
A Class	0.90% to 1.15%	1.15%	0.61%
C Class	0.90% to 1.15%	1.15%	0.61%
R Class	0.90% to 1.15%	1.15%	0.61%
R5 Class	0.70% to 0.95%	0.95%	0.41%
R6 Class	0.55% to 0.80%	0.80%	0.26%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

42

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $221,293 and $24,466, respectively. The effect of interfund transactions on the Statement of Operations was $(1,907) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2023 totaled $167,453,096, of which $24,025,561 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2023 totaled $201,484,080, of which $14,368,672 represented U.S. Treasury and Government Agency obligations.

43

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	550,000,000		550,000,000
Sold	2,428,535	$16,937,715	2,192,573	$17,989,875
Issued in reinvestment of distributions	1,868,069	12,235,850	4,266,590	35,199,368
Redeemed	(5,310,361)	(36,939,188)	(6,356,508)	(52,076,844)
	(1,013,757)	(7,765,623)	102,655	1,112,399
I Class/Shares Authorized	150,000,000		150,000,000
Sold	890,062	6,151,499	4,912,186	37,692,709
Issued in reinvestment of distributions	482,518	3,126,719	718,353	5,868,942
Redeemed	(2,115,212)	(14,623,733)	(3,234,459)	(26,172,277)
	(742,632)	(5,345,515)	2,396,080	17,389,374
A Class/Shares Authorized	325,000,000		325,000,000
Sold	1,648,361	11,605,277	1,788,632	14,489,820
Issued in reinvestment of distributions	995,087	6,607,375	2,310,732	19,317,722
Redeemed	(2,844,897)	(20,088,593)	(3,581,923)	(29,008,106)
	(201,449)	(1,875,941)	517,441	4,799,436
C Class/Shares Authorized	90,000,000		90,000,000
Sold	287,801	1,947,506	392,416	3,097,455
Issued in reinvestment of distributions	103,458	662,133	292,260	2,358,539
Redeemed	(710,965)	(4,829,256)	(938,543)	(7,504,053)
	(319,706)	(2,219,617)	(253,867)	(2,048,059)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	256,468	1,793,006	227,076	1,836,368
Issued in reinvestment of distributions	91,189	605,479	244,500	2,044,022
Redeemed	(567,761)	(3,940,466)	(379,061)	(3,116,489)
	(220,104)	(1,541,981)	92,515	763,901
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	725	4,984	236	1,832
Issued in reinvestment of distributions	136	882	238	1,947
Redeemed	—	—	(3)	(23)
	861	5,866	471	3,756
R6 Class/Shares Authorized	455,000,000		455,000,000
Sold	4,725,934	32,382,323	3,896,466	31,939,930
Issued in reinvestment of distributions	1,353,526	8,730,240	2,878,445	23,401,758
Redeemed	(3,675,171)	(25,173,893)	(13,818,845)	(118,789,934)
	2,404,289	15,938,670	(7,043,934)	(63,448,246)
Net increase (decrease)	(92,498)	$(2,804,141)	(4,188,639)	$(41,427,439)

44

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$357,542,853	—	—
Common Stocks	151,309,021	$52,901,028	—
U.S. Treasury Securities	—	40,854,841	—
Sovereign Governments and Agencies	—	9,513,142	—
Corporate Bonds	—	9,289,595	—
Collateralized Loan Obligations	—	3,370,574	—
Municipal Securities	—	3,201,179	—
Preferred Stocks	—	1,553,403	—
Asset-Backed Securities	—	1,275,614	—
Exchange-Traded Funds	1,135,171	—	—
Collateralized Mortgage Obligations	—	413,036	—
U.S. Government Agency Mortgage-Backed Securities	—	316,438	—
Short-Term Investments	9,358,677	26,116,989	—
	$519,345,722	$148,805,839	—
Other Financial Instruments
Futures Contracts	—	$2,999	—
Swap Agreements	—	358,242	—
Forward Foreign Currency Exchange Contracts	—	37,035	—
	—	$398,276	—

Liabilities
Other Financial Instruments
Futures Contracts	$399,231	$14,053	—
Forward Foreign Currency Exchange Contracts	—	192,417	—
	$399,231	$206,470	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $7,202,667.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $23,902,849.

Interest Rate Risk — The fund  is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $27,535,999 futures contracts purchased and $3,974,813 futures contracts sold.

46

Value of Derivative Instruments as of July 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$1,633	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	37,035	Unrealized depreciation on forward foreign currency exchange contracts	$192,417
Interest Rate Risk	Receivable for variation margin on futures contracts*	17,602	Payable for variation margin on futures contracts*	730
		$56,270		$193,147
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$289,598	Change in net unrealized appreciation (depreciation) on swap agreements	$305,118
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	1,012,377	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(774,221)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,590,329)	Change in net unrealized appreciation (depreciation) on futures contracts	(723,541)
		$(288,354)		$(1,192,644)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

47

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$10,161,407	$30,094,483
Long-term capital gains	$22,172,554	$59,511,555

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$564,718,505
Gross tax appreciation of investments	$124,269,245
Gross tax depreciation of investments	(20,836,189)
Net tax appreciation (depreciation) of investments	103,433,056
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	386,842
Net tax appreciation (depreciation)	$103,819,898
Other book-to-tax adjustments	$(4,964)
Undistributed ordinary income	$5,718,909
Accumulated long-term gains	$3,487,020

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

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11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2023 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$13,697	—	—	$(534)	$13,163	288	—	$502
American Century Emerging Markets Bond ETF	5,183	—	—	(125)	5,058	133	—	289
American Century Focused Dynamic Growth ETF(3)	31,492	$4,168	$2,724	5,435	38,371	558	$(409)	—
American Century Focused Large Cap Value ETF	42,099	1,704	4,040	284	40,047	663	925	1,923
American Century Multisector Income ETF	23,858	—	—	(1,124)	22,734	532	—	1,094
American Century Quality Diversified International ETF	28,343	2,571	1,620	3,654	32,948	722	(255)	1,034
American Century Short Duration Strategic Income ETF	—	3,580	—	9	3,589	71	—	116
American Century U.S. Quality Growth ETF(5)	32,960	3,094	3,152	4,491	37,393	528	(336)	160
American Century U.S. Quality Value ETF(6)	43,021	765	4,474	1,876	41,188	813	(203)	1,001
Avantis Emerging Markets Equity ETF(4)	38,565	2,334	17,956	5,754	28,697	501	(2,435)	953
Avantis International Equity ETF	28,132	772	1,227	3,372	31,049	521	(145)	814
Avantis International Small Cap Value ETF	8,393	259	555	696	8,793	144	21	271
Avantis U.S. Equity ETF	44,231	554	3,467	3,032	44,350	565	1,227	664
Avantis U.S. Small Cap Value ETF(4)	16,012	81	4,699	(1,231)	10,163	121	2,251	200
	$355,986	$19,882	$43,914	$25,589	$357,543	6,160	$641	$9,021
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
(4)Security, or a portion thereof, is on loan.
(5)Effective May 31, 2023, the name of American Century STOXX® U.S. Quality Growth ETF was changed to American Century U.S. Quality Growth ETF.
(6)Effective May 31, 2023, the name of American Century STOXX® U.S. Quality Value ETF was changed to American Century U.S. Quality Value ETF.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$7.20	0.13	0.42	0.55	(0.11)	(0.25)	(0.36)	$7.39	8.35%	0.63%	1.17%	1.85%	1.31%	28%	$249,998
2022	$9.09	0.13	(0.93)	(0.80)	(0.14)	(0.95)	(1.09)	$7.20	(10.38)%	0.63%	1.17%	1.61%	1.07%	36%	$250,891
2021	$7.45	0.08	2.09	2.17	(0.06)	(0.47)	(0.53)	$9.09	30.04%	0.67%	1.16%	0.95%	0.46%	44%	$316,039
2020	$7.91	0.08	0.58	0.66	(0.13)	(0.99)	(1.12)	$7.45	8.82%	0.84%	1.16%	1.06%	0.74%	109%	$262,987
2019	$8.57	0.10	0.11	0.21	(0.10)	(0.77)	(0.87)	$7.91	3.96%	1.11%	1.16%	1.27%	1.22%	78%	$300,544
I Class
2023	$7.13	0.14	0.42	0.56	(0.13)	(0.25)	(0.38)	$7.31	8.51%	0.43%	0.97%	2.05%	1.51%	28%	$57,065
2022	$9.02	0.15	(0.93)	(0.78)	(0.16)	(0.95)	(1.11)	$7.13	(10.28)%	0.43%	0.97%	1.81%	1.27%	36%	$60,934
2021	$7.40	0.10	2.07	2.17	(0.08)	(0.47)	(0.55)	$9.02	30.42%	0.47%	0.96%	1.15%	0.66%	44%	$55,466
2020	$7.86	0.09	0.59	0.68	(0.15)	(0.99)	(1.14)	$7.40	8.97%	0.64%	0.96%	1.26%	0.94%	109%	$46,105
2019	$8.52	0.11	0.11	0.22	(0.11)	(0.77)	(0.88)	$7.86	4.22%	0.91%	0.96%	1.47%	1.42%	78%	$52,389

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$7.28	0.11	0.44	0.55	(0.10)	(0.25)	(0.35)	$7.48	8.12%	0.88%	1.42%	1.60%	1.06%	28%	$146,576
2022	$9.18	0.11	(0.94)	(0.83)	(0.12)	(0.95)	(1.07)	$7.28	(10.64)%	0.88%	1.42%	1.36%	0.82%	36%	$144,188
2021	$7.52	0.06	2.11	2.17	(0.04)	(0.47)	(0.51)	$9.18	29.69%	0.92%	1.41%	0.70%	0.21%	44%	$177,147
2020	$7.97	0.06	0.59	0.65	(0.11)	(0.99)	(1.10)	$7.52	8.58%	1.09%	1.41%	0.81%	0.49%	109%	$147,856
2019	$8.63	0.08	0.11	0.19	(0.08)	(0.77)	(0.85)	$7.97	3.66%	1.36%	1.41%	1.02%	0.97%	78%	$168,774
C Class
2023	$7.00	0.06	0.41	0.47	(0.04)	(0.25)	(0.29)	$7.18	7.29%	1.63%	2.17%	0.85%	0.31%	28%	$14,782
2022	$8.86	0.05	(0.91)	(0.86)	(0.05)	(0.95)	(1.00)	$7.00	(11.30)%	1.63%	2.17%	0.61%	0.07%	36%	$16,652
2021	$7.29	(0.01)	2.05	2.04	—	(0.47)	(0.47)	$8.86	28.76%	1.67%	2.16%	(0.05)%	(0.54)%	44%	$23,338
2020	$7.75	—(3)	0.58	0.58	(0.05)	(0.99)	(1.04)	$7.29	7.80%	1.84%	2.16%	0.06%	(0.26)%	109%	$29,423
2019	$8.41	0.02	0.11	0.13	(0.02)	(0.77)	(0.79)	$7.75	2.91%	2.11%	2.16%	0.27%	0.22%	78%	$36,620
R Class
2023	$7.27	0.09	0.43	0.52	(0.08)	(0.25)	(0.33)	$7.46	7.71%	1.13%	1.67%	1.35%	0.81%	28%	$14,296
2022	$9.17	0.09	(0.95)	(0.86)	(0.09)	(0.95)	(1.04)	$7.27	(10.88)%	1.13%	1.67%	1.11%	0.57%	36%	$15,518
2021	$7.51	0.04	2.11	2.15	(0.02)	(0.47)	(0.49)	$9.17	29.58%	1.17%	1.66%	0.45%	(0.04)%	44%	$18,729
2020	$7.96	0.04	0.59	0.63	(0.09)	(0.99)	(1.08)	$7.51	8.16%	1.34%	1.66%	0.56%	0.24%	109%	$16,353
2019	$8.61	0.06	0.12	0.18	(0.06)	(0.77)	(0.83)	$7.96	3.51%	1.61%	1.66%	0.77%	0.72%	78%	$17,858

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$7.13	0.15	0.42	0.57	(0.13)	(0.25)	(0.38)	$7.32	8.66%	0.43%	0.97%	2.05%	1.51%	28%	$22
2022	$9.02	0.15	(0.93)	(0.78)	(0.16)	(0.95)	(1.11)	$7.13	(10.28)%	0.43%	0.97%	1.81%	1.27%	36%	$16
2021	$7.40	0.10	2.07	2.17	(0.08)	(0.47)	(0.55)	$9.02	30.24%	0.47%	0.96%	1.15%	0.66%	44%	$15
2020	$7.86	0.09	0.59	0.68	(0.15)	(0.99)	(1.14)	$7.40	9.11%	0.64%	0.96%	1.26%	0.94%	109%	$10
2019	$8.53	0.11	0.10	0.21	(0.11)	(0.77)	(0.88)	$7.86	4.08%	0.91%	0.96%	1.47%	1.42%	78%	$8
R6 Class
2023	$7.11	0.15	0.42	0.57	(0.14)	(0.25)	(0.39)	$7.29	8.71%	0.28%	0.82%	2.20%	1.66%	28%	$183,818
2022	$8.99	0.16	(0.92)	(0.76)	(0.17)	(0.95)	(1.12)	$7.11	(10.05)%	0.28%	0.82%	1.96%	1.42%	36%	$162,186
2021	$7.38	0.11	2.06	2.17	(0.09)	(0.47)	(0.56)	$8.99	30.57%	0.32%	0.81%	1.30%	0.81%	44%	$268,579
2020	$7.84	0.10	0.59	0.69	(0.16)	(0.99)	(1.15)	$7.38	9.18%	0.49%	0.81%	1.41%	1.09%	109%	$213,077
2019	$8.51	0.13	0.10	0.23	(0.13)	(0.77)	(0.90)	$7.84	4.27%	0.76%	0.81%	1.62%	1.57%	78%	$200,468

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, the transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
September 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
54

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
55

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	116	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

57

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.
58

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the one-, three-, five-, and ten-year periods. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities,
59

portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to continue the temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.79% for at least one year beginning August 1, 2023. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different
60

regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
61

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

62

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Strategic Asset
Allocations, Inc.:

	Affirmative	Withhold
Brian Bulatao	$723,251,913	$19,961,799
Chris H. Cheesman	$727,642,487	$15,571,225
Rajesh K. Gupta	$725,037,253	$18,176,459
Lynn M. Jenkins	$723,023,283	$20,190,429
Gary C. Meltzer	$728,965,558	$14,248,154

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

63

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

64

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2023.

For corporate taxpayers, the fund hereby designates $4,630,290, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $22,172,554, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2023.

For the fiscal year ended July 31, 2023, the fund intends to pass through to shareholders foreign source income of $1,334,193 and foreign taxes paid of $139,529, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on July 31, 2023 are $0.0147 and $0.0015, respectively.

65

Notes

66

Notes

67

Notes
68

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91037 2309

Annual Report

July 31, 2023

Strategic Allocation: Conservative Fund
Investor Class (TWSCX)
I Class (ACCIX)
A Class (ACCAX)
C Class (AACCX)
R Class (AACRX)
R5 Class (AACGX)
R6 Class (AACDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied Despite Ongoing Challenges

After delivering modest gains early in the fiscal year, global stocks—most notably U.S. stocks—rallied through the first seven months of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most broad stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.

Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates through period-end.

In June, the Fed bucked the trend of developed markets central banks and paused after 10 consecutive rate hikes. But the break was short-lived. The central bank resumed its tightening campaign in July, raising rates another quarter point to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their tightening options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 21% for the seven months ended July 31, 2023. For the 12-month period, the S&P 500 Index returned 13%. Global and style-focused stock index returns were even stronger. Meanwhile, amid high inflation and central bank tightening, government bond yields surged, and global and U.S. bond returns declined for the period.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of July 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	3.04%	4.69%	4.93%	—	2/15/96
S&P 500 Index	—	13.02%	12.19%	12.65%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-3.37%	0.75%	1.49%	—	—
Bloomberg U.S. 1-3 Month Treasury Bill Index	—	4.09%	1.59%	1.00%	—	—
I Class	ACCIX	3.24%	4.86%	5.12%	—	8/1/00
A Class	ACCAX					10/2/96
No sales charge		2.77%	4.39%	4.65%	—
With sales charge		-3.13%	3.16%	4.04%	—
C Class	AACCX	2.05%	3.61%	3.87%	—	9/30/04
R Class	AACRX	2.72%	4.15%	4.40%	—	3/31/05
R5 Class	AACGX	3.23%	4.89%	—	5.30%	4/10/17
R6 Class	AACDX	3.40%	5.02%	5.29%	—	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2023
Investor Class — $16,179

S&P 500 Index — $32,936

Bloomberg U.S. Aggregate Bond Index — $11,601

Bloomberg U.S. 1-3 Month Treasury Bill Index — $11,048

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.12%	0.92%	1.37%	2.12%	1.62%	0.92%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Richard Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Conservative returned 3.04%* for the fiscal period ended July 31, 2023. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Market Overview

Global stocks produced strong gains over the past 12 months amid considerable volatility. After falling sharply in the second half of 2022 due to rising inflation, the Federal Reserve’s (Fed) interest rate increases and the ongoing war in Ukraine, stocks staged a strong rebound from October 2022 through period-end. They benefited as inflation eased, concerns about a possible recession faded and corporate earnings mostly beat consensus expectations. Non-U.S. developed markets equities outperformed U.S. stocks, which in turn did better than emerging markets equities.

Bonds produced negative returns, having declined substantially early in the 12-month period before rebounding early in 2023. Nevertheless, stronger-than-expected economic data and the debt ceiling crisis weighed on U.S. government bonds in particular. Corporate bonds held up better, while more economically sensitive high-yield bonds produced positive absolute returns. Non-U.S. bonds outperformed those of the U.S. after hedging out currency effects.

Tactical Positioning

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 49% bonds and 6% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

The value of a diversified approach is clear during periods of intense volatility. As rising interest rates, inflation and recession fears weighed on financial markets for much of 2022, the portfolio’s strategic diversification helped manage volatility. In an effort to add value and improve the fund’s ability to achieve its objective, we made modest adjustments to the asset allocation. Our tactical decisions contributed to performance on the margin, while security selection detracted.

Our decision to favor cash over stocks and long-term bonds had a mixed effect. Continued Fed rate hikes meant cash performed well, while global bonds produced negative absolute returns. It was also beneficial to hold a modest cash overweight relative to stocks amid sharp volatility early in the period. Nevertheless, stocks ultimately produced strong positive returns, so it detracted from performance on the margin to be underweight stocks for the full reporting period.

The portfolio was also underweight real estate investment trusts on a tactical basis because rising mortgage rates, indications of a slowing economy and widening credit spreads undermined their attractiveness. Stock selection and asset allocation decisions in global real estate benefited performance.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

JULY 31, 2023
Types of Investments in Portfolio	% of net assets
Affiliated Funds	36.8%
U.S. Treasury Securities	18.9%
Common Stocks	18.4%
Sovereign Governments and Agencies	5.7%
Corporate Bonds	3.9%
Collateralized Loan Obligations	2.2%
Municipal Securities	0.8%
Preferred Stocks	0.5%
Asset-Backed Securities	0.5%
Collateralized Mortgage Obligations	0.3%
U.S. Government Agency Mortgage-Backed Securities	0.2%
Exchange-Traded Funds	0.1%
Short-Term Investments	11.6%
Other Assets and Liabilities	0.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 2/1/23	Ending Account Value 7/31/23	Expenses Paid During Period(1) 2/1/23 - 7/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,021.30	$3.61	0.72%
I Class	$1,000	$1,022.30	$2.61	0.52%
A Class	$1,000	$1,020.10	$4.86	0.97%
C Class	$1,000	$1,016.80	$8.60	1.72%
R Class	$1,000	$1,020.90	$6.11	1.22%
R5 Class	$1,000	$1,022.30	$2.61	0.52%
R6 Class	$1,000	$1,023.10	$1.86	0.37%
Hypothetical
Investor Class	$1,000	$1,021.22	$3.61	0.72%
I Class	$1,000	$1,022.22	$2.61	0.52%
A Class	$1,000	$1,019.98	$4.86	0.97%
C Class	$1,000	$1,016.27	$8.60	1.72%
R Class	$1,000	$1,018.75	$6.11	1.22%
R5 Class	$1,000	$1,022.22	$2.61	0.52%
R6 Class	$1,000	$1,022.96	$1.86	0.37%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

JULY 31, 2023

	Shares/Principal Amount	Value
AFFILIATED FUNDS(1) — 36.8%
American Century Diversified Corporate Bond ETF	389,060	$17,764,207
American Century Emerging Markets Bond ETF	155,611	5,913,358
American Century Focused Dynamic Growth ETF(2)	61,523	4,229,706
American Century Focused Large Cap Value ETF	103,123	6,233,352
American Century Multisector Income ETF	351,777	15,038,467
American Century Quality Diversified International ETF	209,807	9,578,760
American Century Short Duration Strategic Income ETF	31,790	1,607,989
American Century U.S. Quality Growth ETF	200,809	14,211,253
American Century U.S. Quality Value ETF	369,298	18,705,793
Avantis International Equity ETF	174,696	10,413,629
Avantis International Small Cap Value ETF	30,618	1,864,942
Avantis U.S. Equity ETF	186,660	14,650,943
Avantis U.S. Small Cap Value ETF	32,739	2,757,606
TOTAL AFFILIATED FUNDS (Cost $105,663,512)		122,970,005
U.S. TREASURY SECURITIES — 18.9%
U.S. Treasury Bonds, 4.50%, 5/15/38	$1,000,000	1,059,629
U.S. Treasury Bonds, 2.25%, 5/15/41	1,250,000	943,701
U.S. Treasury Bonds, 2.00%, 11/15/41	1,350,000	969,442
U.S. Treasury Bonds, 2.375%, 2/15/42	7,000,000	5,342,285
U.S. Treasury Bonds, 3.00%, 5/15/42	430,000	362,519
U.S. Treasury Bonds, 2.50%, 2/15/45	1,700,000	1,286,521
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	495,199
U.S. Treasury Bonds, 3.00%, 11/15/45	850,000	699,656
U.S. Treasury Bonds, 1.875%, 2/15/51	1,000,000	642,461
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25	2,500,817	2,472,495
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	452,424	455,318
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	672,965	563,576
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	661,400	532,512
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	3,551,653	2,876,452
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	629,945	517,412
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	817,698	530,268
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	11,207,263	10,884,981
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/24	2,548,567	2,459,510
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/25	4,768,511	4,544,678
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	251,804	236,833
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27	3,522,248	3,273,070
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	4,315,325	4,054,383
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	3,011,125	2,866,171
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	7,092,420	6,388,634
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32	3,274,933	2,881,274
U.S. Treasury Notes, 2.25%, 8/15/27	300,000	277,342
U.S. Treasury Notes, 3.50%, 4/30/30	1,100,000	1,062,059
U.S. Treasury Notes, 0.625%, 5/15/30	1,250,000	997,705
U.S. Treasury Notes, 1.875%, 2/15/32(3)	4,200,000	3,567,703
U.S. Treasury Notes, 3.375%, 5/15/33	20,000	19,080
TOTAL U.S. TREASURY SECURITIES (Cost $71,619,382)		63,262,869
9

	Shares/Principal Amount	Value
COMMON STOCKS — 18.4%
Aerospace and Defense — 0.4%
Airbus SE	761	$112,095
CAE, Inc.(2)	4,764	108,853
Curtiss-Wright Corp.	1,219	233,268
General Dynamics Corp.	381	85,184
HEICO Corp.	926	162,958
Hensoldt AG	420	14,280
Huntington Ingalls Industries, Inc.	957	219,794
Lockheed Martin Corp.	340	151,766
Melrose Industries PLC	20,208	137,527
Mercury Systems, Inc.(2)	460	17,471
QinetiQ Group PLC	1,922	7,958
		1,251,154
Air Freight and Logistics — 0.1%
Cargojet, Inc.(4)	282	20,729
Cia de Distribucion Integral Logista Holdings SA	798	22,204
GXO Logistics, Inc.(2)	261	17,505
United Parcel Service, Inc., Class B	681	127,436
		187,874
Automobile Components — 0.4%
Aptiv PLC(2)	3,711	406,317
BorgWarner, Inc.	3,411	158,612
Cie Generale des Etablissements Michelin SCA	3,806	124,635
Continental AG	1,708	136,366
Forvia(2)	842	21,159
Fox Factory Holding Corp.(2)	236	26,408
Gentherm, Inc.(2)	235	14,046
Hyundai Mobis Co. Ltd.	703	128,450
Linamar Corp.	2,391	138,747
Mobileye Global, Inc., Class A(2)	2,627	100,299
Nifco, Inc.	700	20,864
Toyo Tire Corp.	1,200	16,248
		1,292,151
Automobiles — 0.3%
Bayerische Motoren Werke AG	1,333	162,559
Ferrari NV	545	174,720
Mercedes-Benz Group AG	3,139	250,690
Tesla, Inc.(2)	699	186,933
Volvo Car AB, Class B(2)	15,717	77,689
		852,591
Banks — 0.7%
AIB Group PLC	4,155	19,544
Banco Bradesco SA	59,674	187,398
Banco do Brasil SA	9,300	94,854
Bank Central Asia Tbk PT	289,600	175,391
Bank of America Corp.	4,263	136,416
Barclays PLC	74,194	147,224
BNP Paribas SA	1,754	115,672
BPER Banca	6,580	22,769
Capitol Federal Financial, Inc.	6,604	43,784
10

	Shares/Principal Amount	Value
Commerce Bancshares, Inc.	243	$12,923
First Hawaiian, Inc.	7,677	158,837
Fukuoka Financial Group, Inc.	800	19,277
HDFC Bank Ltd., ADR	2,102	143,525
HSBC Holdings PLC	22,800	190,805
JPMorgan Chase & Co.	1,437	226,988
Jyske Bank A/S(2)	255	19,289
Prosperity Bancshares, Inc.	1,551	98,209
Regions Financial Corp.	4,790	97,572
Standard Chartered PLC (London)	6,541	62,830
Truist Financial Corp.	5,582	185,434
U.S. Bancorp	2,967	117,731
UniCredit SpA	1,056	26,738
Westamerica Bancorporation	1,256	61,783
		2,364,993
Beverages — 0.2%
Celsius Holdings, Inc.(2)	2,012	291,136
Duckhorn Portfolio, Inc.(2)	1,532	19,273
MGP Ingredients, Inc.	288	32,835
PepsiCo, Inc.	1,204	225,702
		568,946
Biotechnology — 0.4%
AbbVie, Inc.	1,145	171,269
ADMA Biologics, Inc.(2)	1,723	7,151
Alkermes PLC(2)	607	17,773
Amgen, Inc.	392	91,787
Amicus Therapeutics, Inc.(2)	8,415	114,612
Arcus Biosciences, Inc.(2)	209	4,159
Arcutis Biotherapeutics, Inc.(2)(4)	564	6,153
Biohaven Ltd.(2)	479	9,523
BioMarin Pharmaceutical, Inc.(2)	1,086	95,492
Blueprint Medicines Corp.(2)	232	15,312
Bridgebio Pharma, Inc.(2)	233	8,157
Celldex Therapeutics, Inc.(2)	179	6,329
Centessa Pharmaceuticals PLC, ADR(2)(4)	719	5,680
Cerevel Therapeutics Holdings, Inc.(2)(4)	304	9,299
CSL Ltd.	630	113,473
Cytokinetics, Inc.(2)	4,077	135,968
Halozyme Therapeutics, Inc.(2)	562	24,144
ImmunoGen, Inc.(2)	694	12,367
Insmed, Inc.(2)	640	14,138
Karuna Therapeutics, Inc.(2)	39	7,791
Keros Therapeutics, Inc.(2)	212	8,879
Kymera Therapeutics, Inc.(2)(4)	221	4,836
Madrigal Pharmaceuticals, Inc.(2)	49	10,060
Mineralys Therapeutics, Inc.(2)	457	6,457
Natera, Inc.(2)	506	22,881
Neurocrine Biosciences, Inc.(2)	1,909	194,508
Relay Therapeutics, Inc.(2)	324	4,082
Sarepta Therapeutics, Inc.(2)	1,135	123,023
Vaxcyte, Inc.(2)	352	16,917
11

	Shares/Principal Amount	Value
Vertex Pharmaceuticals, Inc.(2)	159	$56,022
Viking Therapeutics, Inc.(2)	2,908	42,166
Vitrolife AB	613	9,096
		1,369,504
Broadline Retail — 0.2%
Alibaba Group Holding Ltd.(2)	10,700	136,739
Amazon.com, Inc.(2)	2,723	364,011
B&M European Value Retail SA	2,629	18,673
Etsy, Inc.(2)	309	31,410
JD.com, Inc., Class A	3,873	80,185
Ollie's Bargain Outlet Holdings, Inc.(2)	351	25,581
Ryohin Keikaku Co. Ltd.	300	3,895
Savers Value Village, Inc.(2)	175	4,230
		664,724
Building Products — 0.3%
AZEK Co., Inc.(2)	1,155	36,036
Cie de Saint-Gobain	4,734	320,167
Hayward Holdings, Inc.(2)	2,342	31,289
JELD-WEN Holding, Inc.(2)	1,857	33,073
Johnson Controls International PLC	2,348	163,303
Masco Corp.	1,220	74,030
Trane Technologies PLC	967	192,859
Trex Co., Inc.(2)	223	15,418
		866,175
Capital Markets — 0.8%
Ameriprise Financial, Inc.	261	90,945
Ares Management Corp., Class A	2,144	212,728
Bank of New York Mellon Corp.	7,275	329,994
BlackRock, Inc.	149	110,089
Charles Schwab Corp.	1,411	93,267
Evercore, Inc., Class A	87	11,750
Hamilton Lane, Inc., Class A	290	25,645
Intercontinental Exchange, Inc.	632	72,554
Intermediate Capital Group PLC	811	14,637
Julius Baer Group Ltd.	1,290	91,367
London Stock Exchange Group PLC	1,831	198,837
LPL Financial Holdings, Inc.	996	228,442
M&A Capital Partners Co. Ltd.(2)	500	10,255
Man Group PLC	7,061	21,646
Morgan Stanley	2,509	229,724
MSCI, Inc.	513	281,165
Northern Trust Corp.	4,697	376,324
S&P Global, Inc.	212	83,636
T. Rowe Price Group, Inc.	1,845	227,415
		2,710,420
Chemicals — 0.4%
Air Liquide SA	882	158,578
Air Products & Chemicals, Inc.	269	82,134
Akzo Nobel NV	2,456	210,106
Avient Corp.	3,573	144,814
Axalta Coating Systems Ltd.(2)	848	27,136
12

	Shares/Principal Amount	Value
DSM-Firmenich AG	1,487	$163,910
Ecolab, Inc.	351	64,282
Element Solutions, Inc.	7,958	166,800
Kansai Paint Co. Ltd.	1,300	21,309
Linde PLC	508	198,460
Perimeter Solutions SA(2)	2,237	12,438
Sika AG	363	112,979
Tokyo Ohka Kogyo Co. Ltd.	200	12,632
		1,375,578
Commercial Services and Supplies — 0.2%
Clean Harbors, Inc.(2)	168	27,932
Driven Brands Holdings, Inc.(2)	1,340	34,666
Elis SA	1,548	31,982
GFL Environmental, Inc.	3,629	123,894
Healthcare Services Group, Inc.	1,948	24,564
Rentokil Initial PLC	16,018	130,613
Republic Services, Inc.	2,032	307,055
SPIE SA	928	27,857
		708,563
Communications Equipment — 0.2%
Arista Networks, Inc.(2)	644	99,878
Ciena Corp.(2)	372	15,698
Cisco Systems, Inc.	3,312	172,357
F5, Inc.(2)	1,139	180,235
Juniper Networks, Inc.	4,018	111,701
		579,869
Construction and Engineering — 0.1%
Balfour Beatty PLC	4,961	22,279
Construction Partners, Inc., Class A(2)	725	21,315
Eiffage SA	1,311	136,393
Sacyr SA	6,430	21,982
SNC-Lavalin Group, Inc.(4)	338	9,820
Vinci SA	1,504	176,641
		388,430
Construction Materials†
Eagle Materials, Inc.	122	22,493
Summit Materials, Inc., Class A(2)	469	16,969
Taiheiyo Cement Corp.	700	14,619
		54,081
Consumer Finance†
American Express Co.	473	79,880
Consumer Staples Distribution & Retail — 0.4%
BJ's Wholesale Club Holdings, Inc.(2)	205	13,593
Costco Wholesale Corp.	171	95,875
CP ALL PCL	52,500	97,118
Dollar Tree, Inc.(2)	1,766	272,547
Grocery Outlet Holding Corp.(2)	646	21,609
Kobe Bussan Co. Ltd.	400	10,650
Koninklijke Ahold Delhaize NV	8,487	292,535
Kroger Co.	1,889	91,881
MatsukiyoCocokara & Co.	400	23,409
13

	Shares/Principal Amount	Value
Redcare Pharmacy NV(2)	124	$14,377
Sysco Corp.	1,873	142,929
Target Corp.	752	102,625
		1,179,148
Containers and Packaging — 0.3%
Amcor PLC	19,160	196,581
AptarGroup, Inc.	145	17,612
Avery Dennison Corp.	897	165,057
Ball Corp.	1,256	73,714
DS Smith PLC	14,285	56,795
O-I Glass, Inc.(2)	759	17,427
Packaging Corp. of America	1,845	282,931
Smurfit Kappa Group PLC	4,947	195,758
Sonoco Products Co.	1,194	70,016
Verallia SA	955	42,331
		1,118,222
Distributors†
D'ieteren Group	51	8,907
LKQ Corp.	1,643	90,020
		98,927
Diversified Consumer Services†
European Wax Center, Inc., Class A(2)	1,099	21,288
Diversified REITs — 0.1%
Essential Properties Realty Trust, Inc.	2,592	63,634
Land Securities Group PLC	12,080	100,322
Stockland	12,401	35,244
WP Carey, Inc.	1,289	87,046
		286,246
Diversified Telecommunication Services — 0.1%
BCE, Inc.	2,162	93,389
Cellnex Telecom SA	3,254	132,891
IHS Holding Ltd.(2)(4)	2,182	17,674
Internet Initiative Japan, Inc.	1,200	22,343
Usen-Next Holdings Co. Ltd.(4)	700	16,191
Verizon Communications, Inc.	4,432	151,043
		433,531
Electric Utilities — 0.4%
Duke Energy Corp.	2,471	231,335
Edison International	4,977	358,145
Evergy, Inc.	2,383	142,909
Eversource Energy	1,598	115,583
Iberdrola SA	10,823	135,088
IDACORP, Inc.	192	19,741
NextEra Energy, Inc.	3,393	248,707
Pinnacle West Capital Corp.	1,516	125,555
		1,377,063
Electrical Equipment — 0.4%
AMETEK, Inc.	1,438	228,067
Eaton Corp. PLC	670	137,564
Emerson Electric Co.	3,310	302,368
Generac Holdings, Inc.(2)	140	21,518
14

	Shares/Principal Amount	Value
Legrand SA	107	$10,727
nVent Electric PLC	2,415	127,705
Plug Power, Inc.(2)(4)	1,781	23,367
Regal Rexnord Corp.	1,333	208,188
Schneider Electric SE	1,015	181,048
Sensata Technologies Holding PLC	495	20,914
Signify NV	3,541	111,334
Vertiv Holdings Co., Class A	3,307	86,015
		1,458,815
Electronic Equipment, Instruments and Components — 0.3%
CDW Corp.	671	125,524
Cognex Corp.	2,888	157,742
Corning, Inc.	1,869	63,434
Fabrinet(2)	90	11,128
Jenoptik AG	490	15,849
Keyence Corp.	100	44,874
Keysight Technologies, Inc.(2)	1,859	299,448
Littelfuse, Inc.	96	29,242
Mirion Technologies, Inc., Class A(2)	1,326	10,011
National Instruments Corp.	488	28,792
Spectris PLC	283	12,771
Taiyo Yuden Co. Ltd.(4)	200	5,964
TE Connectivity Ltd.	1,080	154,969
		959,748
Energy Equipment and Services — 0.2%
Aker Solutions ASA	3,623	16,105
Baker Hughes Co.	4,507	161,305
Expro Group Holdings NV(2)	1,596	35,415
Schlumberger NV	3,623	211,366
Seadrill Ltd.(2)	1,249	61,089
TechnipFMC PLC(2)	902	16,543
Transocean Ltd.(2)	2,540	22,352
Weatherford International PLC(2)	683	56,757
		580,932
Entertainment — 0.2%
CTS Eventim AG & Co. KGaA	262	17,880
Electronic Arts, Inc.	996	135,805
Liberty Media Corp.-Liberty Formula One, Class C(2)	448	32,525
Spotify Technology SA(2)	1,442	215,449
Take-Two Interactive Software, Inc.(2)	924	141,317
Walt Disney Co.(2)	728	64,712
		607,688
Financial Services — 0.3%
Adyen NV(2)	149	276,546
AvidXchange Holdings, Inc.(2)	1,108	13,750
Edenred	1,468	95,347
Euronet Worldwide, Inc.(2)	130	11,423
GMO Payment Gateway, Inc.	200	15,258
Mastercard, Inc., Class A	428	168,752
Shift4 Payments, Inc., Class A(2)	281	19,386
Visa, Inc., Class A	1,067	253,658
		854,120
15

	Shares/Principal Amount	Value
Food Products — 0.3%
Conagra Brands, Inc.	10,247	$336,204
Hershey Co.	1,576	364,545
J.M. Smucker Co.	750	112,987
Kerry Group PLC, A Shares	1,076	106,902
Kotobuki Spirits Co. Ltd.	300	22,834
Mondelez International, Inc., Class A	1,612	119,498
Nomad Foods Ltd.(2)	1,044	18,562
Sovos Brands, Inc.(2)	707	12,585
SunOpta, Inc.(2)	2,406	15,952
Toyo Suisan Kaisha Ltd.	500	20,681
Yamazaki Baking Co. Ltd.	1,000	14,391
		1,145,141
Gas Utilities — 0.1%
Atmos Energy Corp.	672	81,789
Brookfield Infrastructure Corp., Class A	484	22,613
Nippon Gas Co. Ltd.(4)	600	8,829
Spire, Inc.	4,095	260,319
		373,550
Ground Transportation — 0.2%
Canadian Pacific Kansas City Ltd.	2,258	185,791
Heartland Express, Inc.	6,620	108,237
Norfolk Southern Corp.	1,031	240,831
Saia, Inc.(2)	31	13,117
Uber Technologies, Inc.(2)	823	40,706
Union Pacific Corp.	190	44,084
XPO, Inc.(2)	439	30,396
		663,162
Health Care Equipment and Supplies — 0.6%
Alphatec Holdings, Inc.(2)	1,456	25,728
Becton Dickinson & Co.	205	57,117
ConvaTec Group PLC	3,300	8,841
DENTSPLY SIRONA, Inc.	2,398	99,565
DexCom, Inc.(2)	2,487	309,781
Embecta Corp.	3,866	82,501
Envista Holdings Corp.(2)	3,535	121,639
EssilorLuxottica SA	542	109,037
Establishment Labs Holdings, Inc.(2)(4)	275	19,803
GE HealthCare Technologies, Inc.	1,220	95,160
Glaukos Corp.(2)	1,457	112,393
Hologic, Inc.(2)	611	48,526
ICU Medical, Inc.(2)	111	19,778
Inari Medical, Inc.(2)	390	22,257
Inmode Ltd.(2)	485	20,811
Intuitive Surgical, Inc.(2)	183	59,365
Lantheus Holdings, Inc.(2)	1,433	123,940
Nakanishi, Inc.	400	9,217
PROCEPT BioRobotics Corp.(2)	562	19,355
ResMed, Inc.	113	25,126
Silk Road Medical, Inc.(2)	516	11,785
Smith & Nephew PLC, ADR(4)	2,549	77,439
16

	Shares/Principal Amount	Value
Terumo Corp.	3,900	$127,721
TransMedics Group, Inc.(2)	134	12,486
Zimmer Biomet Holdings, Inc.	2,441	337,224
		1,956,595
Health Care Providers and Services — 0.7%
Acadia Healthcare Co., Inc.(2)	329	26,001
AmerisourceBergen Corp.	658	122,980
Amvis Holdings, Inc.	1,000	20,301
Cardinal Health, Inc.	1,508	137,937
Centene Corp.(2)	1,679	114,323
Chartwell Retirement Residences	4,087	31,025
Cigna Group	688	203,029
CVS Health Corp.	1,601	119,578
Ensign Group, Inc.	271	26,252
HealthEquity, Inc.(2)	467	31,728
Henry Schein, Inc.(2)	3,766	296,723
Humana, Inc.	135	61,672
Laboratory Corp. of America Holdings	866	185,263
Option Care Health, Inc.(2)	801	27,058
Quest Diagnostics, Inc.	1,853	250,544
R1 RCM, Inc.(2)	5,753	99,412
Surgery Partners, Inc.(2)	486	18,774
UnitedHealth Group, Inc.	554	280,529
Universal Health Services, Inc., Class B	1,517	210,802
		2,263,931
Health Care REITs — 0.1%
Healthpeak Properties, Inc.	9,226	201,404
Omega Healthcare Investors, Inc.	1,208	38,535
Sabra Health Care REIT, Inc.	3,748	48,686
Ventas, Inc.	1,928	93,547
Welltower, Inc.	763	62,680
		444,852
Health Care Technology†
Evolent Health, Inc., Class A(2)	757	23,005
Schrodinger, Inc.(2)	236	12,345
		35,350
Hotel & Resort REITs†
Invincible Investment Corp.	169	70,014
Japan Hotel REIT Investment Corp.	77	38,235
Park Hotels & Resorts, Inc.	1,623	22,121
Ryman Hospitality Properties, Inc.	388	36,973
		167,343
Hotels, Restaurants and Leisure — 0.4%
Airbnb, Inc., Class A(2)	2,454	373,474
Basic-Fit NV(2)(4)	271	9,147
Chipotle Mexican Grill, Inc.(2)	66	129,511
Churchill Downs, Inc.	139	16,103
Food & Life Cos. Ltd.	700	13,774
Greggs PLC	290	10,284
H World Group Ltd., ADR(2)	2,622	125,961
Hilton Worldwide Holdings, Inc.	2,491	387,326
17

	Shares/Principal Amount	Value
Hyatt Hotels Corp., Class A	259	$32,725
Planet Fitness, Inc., Class A(2)	508	34,310
Starbucks Corp.	723	73,435
Trainline PLC(2)	2,574	8,698
Wingstop, Inc.	108	18,207
		1,232,955
Household Durables — 0.1%
Barratt Developments PLC	21,971	128,610
Bellway PLC	342	9,725
SEB SA	118	13,210
Taylor Wimpey PLC	95,773	140,581
TopBuild Corp.(2)	67	18,353
		310,479
Household Products — 0.2%
Colgate-Palmolive Co.	728	55,517
Henkel AG & Co. KGaA, Preference Shares	1,838	141,832
Kimberly-Clark Corp.	1,702	219,728
Procter & Gamble Co.	883	138,013
Reckitt Benckiser Group PLC	1,763	132,070
		687,160
Industrial Conglomerates†
Honeywell International, Inc.	582	112,984
Industrial REITs — 0.3%
Americold Realty Trust, Inc.	1,157	37,510
EastGroup Properties, Inc.	206	36,499
GLP J-Reit	29	28,570
Goodman Group	8,705	120,365
Mapletree Logistics Trust	37,200	47,292
Prologis, Inc.	4,507	562,248
Segro PLC	5,402	52,937
Terreno Realty Corp.	320	18,989
Tritax Big Box REIT PLC	10,521	18,656
		923,066
Insurance — 0.6%
Aflac, Inc.	2,435	176,148
AIA Group Ltd.	16,000	160,076
Allstate Corp.	3,185	358,886
ASR Nederland NV	305	13,826
Goosehead Insurance, Inc., Class A(2)	262	17,520
Hanover Insurance Group, Inc.	1,131	128,346
Kinsale Capital Group, Inc.	91	33,909
Marsh & McLennan Cos., Inc.	603	113,617
Palomar Holdings, Inc.(2)	251	15,201
Prudential Financial, Inc.	910	87,806
Reinsurance Group of America, Inc.	1,521	213,472
RLI Corp.	182	24,281
Ryan Specialty Holdings, Inc., Class A(2)	3,495	151,473
Skyward Specialty Insurance Group, Inc.(2)	544	12,887
Steadfast Group Ltd.	3,941	15,462
Storebrand ASA	1,547	13,522
Travelers Cos., Inc.	648	111,851
18

	Shares/Principal Amount	Value
Willis Towers Watson PLC	1,094	$231,195
		1,879,478
Interactive Media and Services — 0.5%
Alphabet, Inc., Class A(2)	4,791	635,862
Autohome, Inc., ADR	2,491	79,637
Baidu, Inc., Class A(2)	6,150	120,237
carsales.com Ltd.	1,109	18,538
Eventbrite, Inc., Class A(2)	2,624	30,202
Match Group, Inc.(2)	2,825	131,391
Meta Platforms, Inc., Class A(2)	847	269,854
Tencent Holdings Ltd.	7,300	335,516
		1,621,237
IT Services — 0.2%
Accenture PLC, Class A	493	155,960
Alten SA(4)	149	21,461
Amdocs Ltd.	2,025	189,621
Cloudflare, Inc., Class A(2)	2,378	163,535
International Business Machines Corp.	842	121,400
NEXTDC Ltd.(2)	20,334	174,517
Perficient, Inc.(2)	147	9,377
		835,871
Leisure Products†
Brunswick Corp.	279	24,080
Games Workshop Group PLC	106	15,848
Sankyo Co. Ltd.	400	16,920
Sega Sammy Holdings, Inc.	800	17,492
Topgolf Callaway Brands Corp.(2)	1,105	22,067
		96,407
Life Sciences Tools and Services — 0.5%
Agilent Technologies, Inc.	2,783	338,886
Avantor, Inc.(2)	3,319	68,272
Bio-Techne Corp.	2,352	196,157
Danaher Corp.	482	122,939
Gerresheimer AG	242	28,663
ICON PLC(2)	541	136,013
IQVIA Holdings, Inc.(2)	1,343	300,510
Lonza Group AG	324	188,255
MaxCyte, Inc.(2)	1,804	8,064
Mettler-Toledo International, Inc.(2)	237	298,020
Thermo Fisher Scientific, Inc.	247	135,519
		1,821,298
Machinery — 0.4%
Astec Industries, Inc.	434	21,440
ATS Corp.(2)(4)	242	10,974
Cummins, Inc.	837	218,290
Deere & Co.	185	79,476
Graco, Inc.	1,355	107,492
Hoshizaki Corp.	500	19,175
IMI PLC	5,320	111,227
Interpump Group SpA	239	13,004
Interroll Holding AG	3	9,596
19

	Shares/Principal Amount	Value
KION Group AG	229	$9,596
Kornit Digital Ltd.(2)	441	13,975
Metso Oyj	1,216	13,819
Organo Corp.(4)	500	14,492
Oshkosh Corp.	3,148	289,836
Parker-Hannifin Corp.	569	233,296
Trelleborg AB, B Shares	538	14,323
Valmet Oyj(4)	357	9,470
Weir Group PLC	730	17,193
Xylem, Inc.	604	68,101
		1,274,775
Media — 0.3%
Fox Corp., Class B	6,003	188,554
Interpublic Group of Cos., Inc.	4,101	140,377
Omnicom Group, Inc.	961	81,320
Trade Desk, Inc., Class A(2)	3,040	277,431
WPP PLC	15,038	164,196
		851,878
Metals and Mining — 0.1%
Alamos Gold, Inc., Class A	1,577	19,482
Allkem Ltd.(2)	1,734	17,360
AMG Critical Materials NV(4)	557	22,773
Capstone Copper Corp.(2)	9,276	48,467
ERO Copper Corp.(2)	3,666	88,130
MMC Norilsk Nickel PJSC(2)(5)	949	—
		196,212
Multi-Utilities — 0.1%
NorthWestern Corp.	4,275	241,409
Office REITs†
Boston Properties, Inc.	765	50,972
SL Green Realty Corp.(4)	776	29,263
		80,235
Oil, Gas and Consumable Fuels — 0.5%
Antero Resources Corp.(2)	1,213	32,448
ConocoPhillips	1,882	221,549
Devon Energy Corp.	2,295	123,930
Diamondback Energy, Inc.	863	127,137
Enterprise Products Partners LP	9,677	256,537
EOG Resources, Inc.	1,533	203,169
EQT Corp.	2,641	111,397
Euronav NV	164	2,694
Excelerate Energy, Inc., Class A	2,173	46,111
Golar LNG Ltd.	155	3,739
Hess Corp.	2,818	427,575
		1,556,286
Paper and Forest Products†
Louisiana-Pacific Corp.	245	18,652
Mondi PLC	6,987	122,556
Stella-Jones, Inc.	579	29,401
		170,609
Passenger Airlines — 0.1%
Southwest Airlines Co.	7,060	241,170
20

	Shares/Principal Amount	Value
Personal Care Products†
Beauty Health Co.(2)	1,723	$14,284
Rohto Pharmaceutical Co. Ltd.	1,300	27,709
		41,993
Pharmaceuticals — 0.6%
Arvinas, Inc.(2)	258	6,378
AstraZeneca PLC	1,641	235,773
AstraZeneca PLC, ADR	2,468	176,956
Bristol-Myers Squibb Co.	2,411	149,940
Edgewise Therapeutics, Inc.(2)	606	4,418
Eli Lilly & Co.	145	65,910
GSK PLC	13,900	247,436
Harmony Biosciences Holdings, Inc.(2)	160	5,659
Hikma Pharmaceuticals PLC	3,372	90,554
Indivior PLC(2)	739	16,644
Intra-Cellular Therapies, Inc.(2)	399	24,674
Merck & Co., Inc.	1,208	128,833
Novo Nordisk A/S, B Shares	2,186	352,497
Reata Pharmaceuticals, Inc., Class A(2)	52	8,610
Roche Holding AG	415	128,671
Sanofi	901	96,123
Sanofi, ADR	2,383	127,181
Takeda Pharmaceutical Co. Ltd.	1,700	51,977
UCB SA	1,152	102,006
Ventyx Biosciences, Inc.(2)	282	10,448
Verona Pharma PLC, ADR(2)	273	6,031
Zoetis, Inc.	630	118,497
		2,155,216
Professional Services — 0.3%
Adecco Group AG	5,403	220,196
BayCurrent Consulting, Inc.	3,700	119,490
CACI International, Inc., Class A(2)	81	28,386
First Advantage Corp.(2)	713	10,695
Jacobs Solutions, Inc.	1,673	209,811
Korn Ferry	313	16,489
Paycom Software, Inc.	386	142,341
Paycor HCM, Inc.(2)	654	17,566
TechnoPro Holdings, Inc.	300	7,767
UT Group Co. Ltd.(2)	600	12,128
Verisk Analytics, Inc.	618	141,485
		926,354
Real Estate Management and Development — 0.1%
FirstService Corp.	146	22,868
FirstService Corp. (Toronto)	171	26,781
Mitsui Fudosan Co. Ltd.	2,400	49,308
PSP Swiss Property AG	157	18,501
Tokyu Fudosan Holdings Corp.	12,300	73,123
		190,581
Residential REITs — 0.2%
American Homes 4 Rent, Class A	2,277	85,342
AvalonBay Communities, Inc.	902	170,162
21

	Shares/Principal Amount	Value
Boardwalk Real Estate Investment Trust	410	$20,369
Canadian Apartment Properties REIT	1,594	62,145
Comforia Residential REIT, Inc.(4)	9	21,546
Essex Property Trust, Inc.	1,031	251,100
Invitation Homes, Inc.	2,429	86,229
Sun Communities, Inc.	203	26,451
UDR, Inc.	1,094	44,723
		768,067
Retail REITs — 0.3%
Agree Realty Corp.	498	32,260
Brixmor Property Group, Inc.	1,769	40,227
Kite Realty Group Trust	4,627	105,866
Link REIT	4,320	24,283
NETSTREIT Corp.	1,152	20,609
Realty Income Corp.	4,300	262,171
Regency Centers Corp.	3,099	203,078
Simon Property Group, Inc.	938	116,875
Urban Edge Properties	3,070	52,221
Vicinity Ltd.	14,845	19,738
		877,328
Semiconductors and Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc.(2)	1,052	120,349
AIXTRON SE	328	13,013
Analog Devices, Inc.	753	150,246
Applied Materials, Inc.	1,272	192,822
ASML Holding NV	139	99,561
Credo Technology Group Holding Ltd.(2)	1,166	19,787
Enphase Energy, Inc.(2)	1,017	154,411
GLOBALFOUNDRIES, Inc.(2)	510	32,482
Infineon Technologies AG	4,120	181,014
Lattice Semiconductor Corp.(2)	267	24,281
MACOM Technology Solutions Holdings, Inc.(2)	355	24,821
Marvell Technology, Inc.	1,998	130,130
Monolithic Power Systems, Inc.	324	181,275
Nova Ltd.(2)(4)	152	18,839
NVIDIA Corp.	1,082	505,608
Onto Innovation, Inc.(2)	271	33,691
Power Integrations, Inc.	414	40,216
Silicon Laboratories, Inc.(2)	129	19,239
Socionext, Inc.	200	23,665
SUMCO Corp.	14,400	209,836
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	252,806
Teradyne, Inc.	2,759	311,601
		2,739,693
Software — 1.0%
Adobe, Inc.(2)	94	51,340
Blackbaud, Inc.(2)	251	18,938
Box, Inc., Class A(2)	850	26,562
Cadence Design Systems, Inc.(2)	1,270	297,193
CyberArk Software Ltd.(2)	72	11,953
Datadog, Inc., Class A(2)	1,897	221,418
22

	Shares/Principal Amount	Value
Descartes Systems Group, Inc.(2)	125	$9,750
DocuSign, Inc.(2)	2,527	136,003
DoubleVerify Holdings, Inc.(2)	354	14,903
Five9, Inc.(2)	168	14,742
Guidewire Software, Inc.(2)	253	21,459
HubSpot, Inc.(2)	538	312,336
JFrog Ltd.(2)	415	12,769
Kinaxis, Inc.(2)	129	17,516
Manhattan Associates, Inc.(2)	1,298	247,425
Microsoft Corp.	3,441	1,155,901
m-up Holdings, Inc.	700	5,532
nCino, Inc.(2)	584	18,892
New Relic, Inc.(2)	165	13,857
Palantir Technologies, Inc., Class A(2)	8,619	171,001
Palo Alto Networks, Inc.(2)	804	200,968
QT Group Oyj(2)	161	13,354
Salesforce, Inc.(2)	684	153,907
SAP SE	603	82,256
ServiceNow, Inc.(2)	66	38,478
SPS Commerce, Inc.(2)	224	40,407
TeamViewer SE(2)	559	9,502
Tenable Holdings, Inc.(2)	981	47,735
Workday, Inc., Class A(2)	206	48,849
		3,414,946
Specialized REITs — 0.4%
Big Yellow Group PLC	2,398	33,002
Digital Realty Trust, Inc.	1,269	158,143
Equinix, Inc.	418	338,546
Extra Space Storage, Inc.	580	80,951
Iron Mountain, Inc.	1,658	101,801
Keppel DC REIT	29,300	48,288
Public Storage	855	240,896
VICI Properties, Inc.	5,275	166,057
Weyerhaeuser Co.	796	27,112
		1,194,796
Specialty Retail — 0.3%
Burlington Stores, Inc.(2)	898	159,503
CarMax, Inc.(2)	437	36,101
Chewy, Inc., Class A(2)(4)	1,848	62,647
Dufry AG(2)	304	15,707
Fast Retailing Co. Ltd.	100	25,051
Five Below, Inc.(2)	384	80,002
Home Depot, Inc.	756	252,383
Kingfisher PLC	46,406	146,335
Murphy USA, Inc.	54	16,580
Nextage Co. Ltd.(4)	400	10,506
Pets at Home Group PLC	2,019	10,146
TJX Cos., Inc.	1,675	144,938
Tractor Supply Co.	242	54,206
		1,014,105
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	3,926	771,262
23

		Shares/Principal Amount	Value
HP, Inc.		4,823	$158,339
Pure Storage, Inc., Class A(2)		417	15,425
Samsung Electronics Co. Ltd.		2,374	129,983
			1,075,009
Textiles, Apparel and Luxury Goods — 0.2%
Asics Corp.		900	28,391
Crocs, Inc.(2)		180	19,503
Deckers Outdoor Corp.(2)		131	71,223
HUGO BOSS AG		267	21,560
Li Ning Co. Ltd.		20,000	121,928
lululemon athletica, Inc.(2)		203	76,842
LVMH Moet Hennessy Louis Vuitton SE		219	203,400
On Holding AG, Class A(2)		4,121	148,356
Tod's SpA(2)		414	18,801
			710,004
Trading Companies and Distributors — 0.2%
AddTech AB, B Shares(4)		481	8,961
Beacon Roofing Supply, Inc.(2)		1,171	100,320
Beijer Ref AB		1,187	16,141
Bunzl PLC		2,295	85,071
Diploma PLC		485	20,172
Finning International, Inc.		568	19,564
H&E Equipment Services, Inc.		442	21,472
MonotaRO Co. Ltd.		5,700	69,568
MRC Global, Inc.(2)		1,572	17,748
MSC Industrial Direct Co., Inc., Class A		2,256	227,676
NOW, Inc.(2)		2,121	24,158
Rexel SA		6,167	148,762
			759,613
Transportation Infrastructure†
Japan Airport Terminal Co. Ltd.		500	23,300
Water Utilities†
SJW Group		412	29,029
Wireless Telecommunication Services†
TIM SA		43,900	132,663
TOTAL COMMON STOCKS (Cost $46,303,329)			61,526,791
SOVEREIGN GOVERNMENTS AND AGENCIES — 5.7%
Australia — 0.1%
Australia Government Bond, 3.00%, 3/21/47	AUD	505,000	269,884
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	285,000	182,284
			452,168
Austria — 0.1%
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	140,000	143,546
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	101,000	122,293
			265,839
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	47,000	57,469
Canada — 2.0%
Canadian Government Bond, 0.25%, 4/1/24	CAD	4,000,000	2,939,734
Canadian Government Bond, 0.25%, 3/1/26	CAD	1,150,000	784,248
Canadian Government Bond, 3.50%, 3/1/28	CAD	2,428,000	1,810,859
24

		Shares/Principal Amount	Value
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	684,000	$499,769
Province of Quebec Canada, 3.00%, 9/1/23	CAD	460,000	348,231
Province of Quebec Canada, 5.75%, 12/1/36	CAD	325,000	282,160
Province of Quebec Canada, 5.00%, 12/1/41	CAD	33,000	27,062
Province of Quebec Canada, 3.50%, 12/1/48	CAD	102,000	67,937
			6,760,000
China — 0.5%
China Government Bond, 3.39%, 3/16/50	CNY	10,340,000	1,541,071
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	517,000	69,458
Denmark Government Bond, 4.50%, 11/15/39	DKK	260,000	46,694
			116,152
Finland — 0.5%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	173,000	192,966
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	1,750,000	1,318,564
			1,511,530
France — 0.6%
French Republic Government Bond OAT, 2.50%, 5/25/30	EUR	1,170,000	1,260,022
French Republic Government Bond OAT, 0.00%, 11/25/31(7)	EUR	850,000	736,454
			1,996,476
Germany†
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/52(7)	EUR	60,000	32,267
Ireland — 0.1%
Ireland Government Bond, 3.40%, 3/18/24	EUR	196,000	215,650
Italy — 0.4%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	263,000	278,571
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	971,000	1,031,473
			1,310,044
Japan — 0.5%
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	11,400,000	81,913
Japan Government Thirty Year Bond, 1.40%, 3/20/53	JPY	242,800,000	1,688,200
			1,770,113
Malaysia — 0.1%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	785,000	176,058
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27		$400,000	391,664
Netherlands — 0.1%
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	401,000	411,076
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	63,000	68,564
			479,640
Norway†
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	1,510,000	137,721
Poland — 0.1%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	650,000	161,438
Spain — 0.1%
Spain Government Bond, 4.40%, 10/31/23(6)	EUR	5,000	5,506
Spain Government Bond, 1.60%, 4/30/25(6)	EUR	164,000	174,899
Spain Government Bond, 5.15%, 10/31/28(6)	EUR	16,000	19,218
Spain Government Bond, 5.15%, 10/31/44(6)	EUR	30,000	39,043
			238,666
25

		Shares/Principal Amount	Value
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	253,000	$291,481
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	89,000	120,825
			412,306
Thailand — 0.1%
Thailand Government Bond, 3.85%, 12/12/25	THB	9,350,000	283,228
United Kingdom — 0.2%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	600,000	688,116
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $21,338,502)			18,997,616
CORPORATE BONDS — 3.9%
Automobiles†
BMW Finance NV, 0.875%, 4/3/25	EUR	50,000	52,574
Banks — 1.2%
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		$102,000	98,688
Banco Santander SA, 2.50%, 3/18/25	EUR	200,000	213,475
Bank of America Corp., 2.30%, 7/25/25	GBP	100,000	119,512
Bank of America Corp., VRN, 2.88%, 10/22/30		$182,000	157,676
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	100,000	103,179
Citigroup, Inc., VRN, 3.07%, 2/24/28		$31,000	28,600
Citigroup, Inc., VRN, 3.52%, 10/27/28		24,000	22,289
Citigroup, Inc., VRN, 3.98%, 3/20/30		37,000	34,332
Commerzbank AG, 4.00%, 3/23/26	EUR	220,000	237,613
Credit Agricole SA, 7.375%, 12/18/23	GBP	100,000	128,561
European Financial Stability Facility, 2.125%, 2/19/24	EUR	351,000	382,958
European Financial Stability Facility, 0.40%, 5/31/26	EUR	400,000	406,925
European Financial Stability Facility, 2.35%, 7/29/44	EUR	62,000	58,484
European Union, 0.00%, 7/4/31(7)	EUR	400,000	347,418
HSBC Bank PLC, VRN, 5.375%, 11/4/30	GBP	90,000	110,797
ING Groep NV, 2.125%, 1/10/26	EUR	300,000	317,867
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27		$3,000	2,702
Lloyds Bank PLC, 7.625%, 4/22/25	GBP	80,000	104,615
Toronto-Dominion Bank, VRN, 5.875%, 5/1/24		$1,000,000	997,187
Wells Fargo & Co., VRN, 5.39%, 4/24/34		75,000	74,444
			3,947,322
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		180,000	170,766
Biotechnology — 0.1%
AbbVie, Inc., 4.40%, 11/6/42		385,000	342,177
Chemicals†
MEGlobal BV, 4.25%, 11/3/26(6)		34,000	32,656
Commercial Services and Supplies†
Waste Connections, Inc., 2.95%, 1/15/52		112,000	75,591
Containers and Packaging†
Sealed Air Corp., 5.125%, 12/1/24(6)		25,000	24,663
Diversified Consumer Services†
Duke University, 3.30%, 10/1/46		60,000	46,341
Diversified Telecommunication Services — 0.2%
AT&T, Inc., 2.60%, 12/17/29	EUR	100,000	100,628
AT&T, Inc., 4.90%, 8/15/37		$85,000	78,134
Deutsche Telekom International Finance BV, 1.25%, 10/6/23	GBP	50,000	63,682
26

		Shares/Principal Amount	Value
Deutsche Telekom International Finance BV, 0.875%, 1/30/24	EUR	40,000	$43,363
Sprint Capital Corp., 6.875%, 11/15/28		$118,000	125,192
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		80,000	77,664
			488,663
Electric Utilities — 0.2%
Duke Energy Carolinas LLC, 3.20%, 8/15/49		190,000	134,823
Duke Energy Florida LLC, 3.85%, 11/15/42		80,000	64,745
Duke Energy Progress LLC, 4.15%, 12/1/44		9,000	7,533
MidAmerican Energy Co., 4.40%, 10/15/44		40,000	34,912
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53		57,000	54,598
Northern States Power Co., 3.20%, 4/1/52		120,000	84,739
Northern States Power Co., 5.10%, 5/15/53		80,000	78,366
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 3.00%, 6/30/30		375,000	320,450
			780,166
Financial Services — 1.3%
Fiore Capital LLC, VRDN, 5.40%, 8/7/23 (LOC: Wells Fargo Bank N.A.)		1,345,000	1,345,000
Gulf Gate Apartments LLC, VRN, 5.42%, (Acquired 9/29/03 - 11/10/03, Cost $3,000,000), 9/1/28(8)		3,000,000	3,000,000
			4,345,000
Ground Transportation†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		16,000	14,433
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		100,000	86,853
			101,286
Health Care Providers and Services — 0.2%
CVS Health Corp., 4.78%, 3/25/38		310,000	286,268
DaVita, Inc., 4.625%, 6/1/30(6)		370,000	316,054
Kaiser Foundation Hospitals, 3.00%, 6/1/51		130,000	90,195
			692,517
Hotels, Restaurants and Leisure†
MGM Resorts International, 4.625%, 9/1/26		8,000	7,596
Household Durables†
Meritage Homes Corp., 5.125%, 6/6/27		40,000	38,751
Insurance — 0.1%
AXA SA, VRN, 3.375%, 7/6/47	EUR	200,000	208,765
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)		$61,000	59,541
Media†
WPP Finance 2013, 3.00%, 11/20/23	EUR	100,000	109,506
Metals and Mining†
Minera Mexico SA de CV, 4.50%, 1/26/50(6)		$158,000	125,723
Multi-Utilities†
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	63,229
Oil, Gas and Consumable Fuels — 0.3%
Antero Resources Corp., 7.625%, 2/1/29(6)		75,000	76,887
BP Capital Markets America, Inc., 3.06%, 6/17/41		130,000	97,884
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		25,000	24,648
Enterprise Products Operating LLC, 4.85%, 3/15/44		145,000	132,543
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(6)		356,194	288,357
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		90,000	92,019
27

	Shares/Principal Amount	Value
MEG Energy Corp., 5.875%, 2/1/29(6)	$100,000	$95,956
Southwestern Energy Co., 5.70%, 1/23/25	5,000	4,973
		813,267
Passenger Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)	207,801	204,889
Pharmaceuticals†
Viatris, Inc., 4.00%, 6/22/50	164,000	110,943
Software†
Oracle Corp., 3.60%, 4/1/40	150,000	115,665
Transportation Infrastructure — 0.1%
DP World Crescent Ltd., 4.85%, 9/26/28	175,000	173,251
Wireless Telecommunication Services†
C&W Senior Financing DAC, 6.875%, 9/15/27(6)	97,000	88,159
TOTAL CORPORATE BONDS (Cost $14,483,500)		13,219,007
COLLATERALIZED LOAN OBLIGATIONS — 2.2%
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 7.32%, (3-month SOFR plus 2.01%), 4/15/30(6)	250,000	244,429
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class CR3, VRN, 8.21%, (3-month SOFR plus 2.86%), 4/22/32(6)	750,000	742,052
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 7.42%, (3-month SOFR plus 2.11%), 10/15/31(6)	280,888	280,628
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/32(6)	319,333	317,042
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 7.42%, (3-month SOFR plus 2.11%), 11/16/30(6)	400,000	392,333
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 7.32%, (3-month SOFR plus 2.01%), 4/17/30(6)	750,000	725,194
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 7.42%, (3-month SOFR plus 2.11%), 10/15/30(6)	250,000	244,166
Eaton Vance CLO Ltd., Series 2015-1A, Class CR, VRN, 7.49%, (3-month SOFR plus 2.16%), 1/20/30(6)	250,000	243,605
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 6.71%, (3-month SOFR plus 1.38%), 7/20/31(6)	250,000	249,416
KKR CLO Ltd., Series 2018, Class CR, VRN, 7.67%, (3-month SOFR plus 2.36%), 7/18/30(6)	250,000	246,305
KKR CLO Ltd., Series 2022A, Class B, VRN, 7.19%, (3-month SOFR plus 1.86%), 7/20/31(6)	450,000	445,275
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/31(6)	400,000	395,726
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 7.71%, (3-month SOFR plus 2.36%), 1/25/32(6)	350,000	344,083
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 8.27%, (3-month SOFR plus 2.94%), 1/20/35(6)	325,000	321,449
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.79%, (1-month SOFR plus 1.56%), 10/16/36(6)	518,000	501,261
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class B, VRN, 7.01%, (1-month SOFR plus 1.71%), 7/25/36(6)	300,000	287,095
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 7.94%, (3-month SOFR plus 2.61%), 1/20/32(6)	275,000	272,080
Sound Point CLO IX Ltd., Series 2015-2A, Class CRRR, VRN, 8.09%, (3-month SOFR plus 2.76%), 7/20/32(6)	550,000	535,713
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 7.27%, (3-month SOFR plus 1.96%), 4/18/33(6)	500,000	493,400
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $7,400,096)		7,281,252
28

	Shares/Principal Amount	Value
MUNICIPAL SECURITIES — 0.8%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	$105,000	$121,541
Harris County Industrial Development Corp. Rev., (Exxon Mobil Corp.) VRDN, 4.58%, 8/1/23	750,000	750,000
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	100,000	123,561
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	9,000	10,839
New York City GO, 6.27%, 12/1/37	40,000	44,395
North Dakota Housing Finance Agency Rev., VRDN, 5.36%, 8/7/23 (SBBPA: Royal Bank of Canada)	750,000	750,000
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	49,659
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	125,000	86,176
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	150,000	157,061
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	180,000	195,331
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	75,000	79,354
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	100,000	103,217
State of California GO, 4.60%, 4/1/38	40,000	37,855
State of California GO, 7.55%, 4/1/39	30,000	37,382
State of California GO, 7.30%, 10/1/39	30,000	35,861
State of California GO, 7.60%, 11/1/40	65,000	81,625
State of Washington GO, 5.14%, 8/1/40	5,000	5,004
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41	30,000	30,435
TOTAL MUNICIPAL SECURITIES (Cost $2,673,093)		2,699,296
PREFERRED STOCKS — 0.5%
Automobiles — 0.1%
Volkswagen International Finance NV, 3.875%	300,000	281,779
Diversified Telecommunication Services†
Telefonica Europe BV, 5.875%	100,000	110,645
Electric Utilities†
Electricite de France SA, 3.375%	200,000	174,196
Insurance — 0.3%
Allianz SE, 2.625%	200,000	157,831
Allianz SE, 3.20%(6)	200,000	153,745
Allianz SE, 3.375%	200,000	215,361
Credit Agricole Assurances SA, 4.25%	100,000	107,426
Intesa Sanpaolo Vita SpA, 4.75%	200,000	216,107
		850,470
Oil, Gas and Consumable Fuels — 0.1%
Eni SpA, 3.375%	300,000	282,449
TOTAL PREFERRED STOCKS (Cost $2,248,300)		1,699,539
ASSET-BACKED SECURITIES — 0.5%
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(6)	$257,917	222,926
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A, SEQ, 2.94%, 5/25/29(6)	40,096	39,115
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(6)	400,000	364,264
Lunar Aircraft Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(6)	434,836	377,723
29

	Shares/Principal Amount	Value
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(6)	$672,742	$583,173
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	98,543	94,862
TOTAL ASSET-BACKED SECURITIES (Cost $1,913,626)		1,682,063
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Private Sponsor Collateralized Mortgage Obligations — 0.3%
COLT Mortgage Loan Trust, Series 2021-3, Class M1, VRN, 2.30%, 9/27/66(6)	700,000	396,998
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.76%, 10/25/29(6)	41,082	38,861
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 6.77%, (30-day average SOFR plus 1.70%), 12/27/33(6)	343,475	343,151
Sofi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(6)	11,661	10,359
		789,369
U.S. Government Agency Collateralized Mortgage Obligations†
FNMA, Series 2014-C02, Class 2M2, VRN, 7.78%, (30-day average SOFR plus 2.71%), 5/25/24	105,792	106,605
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,201,269)		895,974
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.2%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 4.76%, (12-month LIBOR plus 1.87%), 7/1/36	3,128	3,162
FHLMC, VRN, 4.20%, (1-year H15T1Y plus 2.14%), 10/1/36	10,182	10,378
FHLMC, VRN, 4.59%, (1-year H15T1Y plus 2.26%), 4/1/37	29,607	30,000
FHLMC, VRN, 4.69%, (12-month LIBOR plus 1.89%), 7/1/41	9,149	9,035
FNMA, VRN, 6.94%, (6-month LIBOR plus 1.57%), 6/1/35	12,074	12,264
FNMA, VRN, 6.94%, (6-month LIBOR plus 1.57%), 6/1/35	10,080	10,233
FNMA, VRN, 6.07%, (6-month LIBOR plus 1.54%), 9/1/35	2,001	2,030
FNMA, VRN, 4.28%, (1-year H15T1Y plus 2.15%), 3/1/38	27,021	27,532
		104,634
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FHLMC, 6.00%, 2/1/38	49,234	51,060
GNMA, 7.00%, 1/15/24	10	10
GNMA, 8.00%, 7/15/24	629	629
GNMA, 8.00%, 9/15/24	243	243
GNMA, 9.00%, 4/20/25	98	98
GNMA, 7.50%, 10/15/25	1,127	1,125
GNMA, 7.50%, 2/15/26	2,714	2,721
GNMA, 8.25%, 7/15/26	6,428	6,418
GNMA, 7.00%, 12/15/27	7,208	7,150
GNMA, 6.50%, 2/15/28	1,090	1,110
GNMA, 6.50%, 3/15/28	4,685	4,772
GNMA, 6.50%, 4/15/28	240	245
GNMA, 6.00%, 10/15/28	4,073	4,103
GNMA, 7.00%, 5/15/31	2,171	2,233
GNMA, 5.50%, 11/15/32	11,709	11,821
GNMA, 6.50%, 10/15/38	201,881	213,405
GNMA, 4.50%, 6/15/41	68,860	67,839
GNMA, 3.50%, 6/20/42	100,287	94,016
		468,998
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $585,944)		573,632
30

	Shares/Principal Amount	Value
EXCHANGE-TRADED FUNDS — 0.1%
iShares Core S&P 500 ETF	140	$64,425
iShares Russell Mid-Cap Value ETF(4)	3,182	364,912
TOTAL EXCHANGE-TRADED FUNDS (Cost $399,665)		429,337
SHORT-TERM INVESTMENTS — 11.6%
Certificates of Deposit — 2.5%
Banco Santander SA, 5.45%, 9/7/23	$1,750,000	1,749,631
Bank of Montreal, VRN, 5.93%, (SOFR plus 0.63%), 9/12/23	2,000,000	2,001,001
BNP Paribas Fortis SA, 5.46%, 10/19/23	1,000,000	999,796
Credit Agricole Corporate & Investment Bank SA, 5.18%, 8/22/23(6)	1,000,000	999,795
Natixis SA, 5.52%, 10/25/23	375,000	374,902
Nordea Bank Abp, VRN, 5.90%, (SOFR plus 0.60%), 10/11/23	1,000,000	1,000,738
Wells Fargo Bank N.A., VRN, 5.85%, (SOFR plus 0.55%), 1/5/24	1,250,000	1,251,223
		8,377,086
Commercial Paper(9) — 3.7%
Alinghi Funding Co. LLC, 11.34%, 10/12/23 (LOC: UBS AG)(6)	750,000	741,730
Atlantic Asset Securitization LLC, 5.60%, 9/14/23 (LOC: Credit Agricole Corporate and Investment Bank)(6)	750,000	744,900
Canadian Imperial Holdings, Inc., 5.88%, 3/19/24(6)	500,000	482,101
Charta LLC, 5.71%, 11/3/23 (LOC: CitiBank N.A.)(6)	500,000	492,787
Chesham Finance Ltd. / Chesham Finance LLC, 5.55%, 8/1/23(6)	2,400,000	2,399,645
JP Morgan Securities LLC, 5.95%, 4/25/24(6)	3,250,000	3,244,592
Svenska Handelsbanken AB, VRN, 6.10%, (SOFR plus 0.79%), 11/1/23(6)	1,000,000	1,001,403
Toyota Credit Canada, Inc., 5.60%, 10/20/23(6)	375,000	370,461
UBS AG, 5.91%, 1/19/24(6)	500,000	486,531
UBS AG, VRN, 5.81%, (SOFR plus 0.58%), 9/22/23(6)	1,350,000	1,350,000
Versailles Commercial Paper LLC, 5.66%, 10/5/23 (LOC: Natixis)(6)	1,000,000	989,988
		12,304,138
Money Market Funds — 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,526,823	11,526,823
State Street Navigator Securities Lending Government Money Market Portfolio(10)	223,539	223,539
		11,750,362
Treasury Bills(9) — 1.9%
U.S. Treasury Bills, 2.70%, 8/24/23	$500,000	498,320
U.S. Treasury Bills, 5.42%, 10/31/23	1,500,000	1,480,065
U.S. Treasury Bills, 5.47%, 11/21/23	2,500,000	2,458,992
U.S. Treasury Bills, 5.48%, 1/4/24	1,500,000	1,465,802
U.S. Treasury Bills, 5.19%, 6/13/24	500,000	477,560
		6,380,739
TOTAL SHORT-TERM INVESTMENTS (Cost $38,815,873)		38,812,325
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $314,646,091)		334,049,706
OTHER ASSETS AND LIABILITIES — 0.1%		455,339
TOTAL NET ASSETS — 100.0%		$334,505,045
31

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,671	USD	2,018	Goldman Sachs & Co.	9/29/23	$9
CAD	4,326	USD	3,262	Goldman Sachs & Co.	9/29/23	21
USD	1,840,396	CAD	2,437,240	JPMorgan Chase Bank N.A.	9/15/23	(9,005)
USD	4,016,632	CAD	5,360,275	UBS AG	9/15/23	(50,798)
USD	98,829	CAD	129,942	Goldman Sachs & Co.	9/29/23	210
USD	74,987	CAD	98,594	Goldman Sachs & Co.	9/29/23	160
USD	2,157	CAD	2,841	Goldman Sachs & Co.	9/29/23	1
USD	5,111	CAD	6,776	Goldman Sachs & Co.	9/29/23	(32)
USD	2,522	CAD	3,343	Goldman Sachs & Co.	9/29/23	(16)
USD	15,126	CAD	20,011	Goldman Sachs & Co.	9/29/23	(62)
USD	12,855	CAD	17,006	Goldman Sachs & Co.	9/29/23	(52)
USD	2,162	CAD	2,861	Goldman Sachs & Co.	9/29/23	(9)
USD	3,088	CAD	4,085	Goldman Sachs & Co.	9/29/23	(12)
USD	3,866	CAD	5,126	Goldman Sachs & Co.	9/29/23	(24)
USD	2,708	CAD	3,593	Goldman Sachs & Co.	9/29/23	(19)
USD	5,572	CAD	7,389	Goldman Sachs & Co.	9/29/23	(36)
USD	6,191	CAD	8,183	Goldman Sachs & Co.	9/29/23	(19)
USD	6,462	CAD	8,513	Goldman Sachs & Co.	9/29/23	1
USD	4,295	CAD	5,625	Goldman Sachs & Co.	9/29/23	26
USD	3,824	CAD	5,009	Goldman Sachs & Co.	9/29/23	23
USD	4,381	CAD	5,788	Goldman Sachs & Co.	9/29/23	(12)
USD	4,718	CAD	6,232	Goldman Sachs & Co.	9/29/23	(12)
USD	6,755	CAD	8,924	Goldman Sachs & Co.	9/29/23	(17)
USD	4,270	CAD	5,620	Goldman Sachs & Co.	9/29/23	5
USD	2,256	CAD	2,969	Goldman Sachs & Co.	9/29/23	2
USD	626	CAD	826	Goldman Sachs & Co.	9/29/23	(1)
USD	2,571	CAD	3,392	Goldman Sachs & Co.	9/29/23	(3)
USD	5,581	CAD	7,377	Goldman Sachs & Co.	9/29/23	(18)
USD	236,074	CHF	210,252	Morgan Stanley	9/15/23	(6,139)
CNY	11,649,215	USD	1,644,556	Goldman Sachs & Co.	9/15/23	(5,260)
EUR	2,304	USD	2,538	Bank of America N.A.	9/29/23	2
EUR	2,387	USD	2,686	Bank of America N.A.	9/29/23	(54)
EUR	3,905	USD	4,301	Bank of America N.A.	9/29/23	4
EUR	24,619	USD	27,705	Bank of America N.A.	9/29/23	(559)
EUR	6,757	USD	7,380	JPMorgan Chase Bank N.A.	9/29/23	70
EUR	4,149	USD	4,532	JPMorgan Chase Bank N.A.	9/29/23	43
EUR	5,269	USD	5,878	Morgan Stanley	9/29/23	(68)
EUR	29,858	USD	32,863	Morgan Stanley	9/29/23	60
USD	3,280,647	EUR	3,036,118	UBS AG	9/15/23	(64,678)
USD	22,984	EUR	20,948	Bank of America N.A.	9/29/23	(114)
USD	16,709	EUR	15,248	Bank of America N.A.	9/29/23	(104)
USD	265,615	EUR	242,090	Bank of America N.A.	9/29/23	(1,317)
USD	21,995	EUR	20,047	Bank of America N.A.	9/29/23	(109)
USD	44,577	EUR	40,667	JPMorgan Chase Bank N.A.	9/29/23	(263)
USD	3,091	EUR	2,741	JPMorgan Chase Bank N.A.	9/29/23	68
USD	2,917	EUR	2,587	JPMorgan Chase Bank N.A.	9/29/23	64
USD	515,155	EUR	469,964	JPMorgan Chase Bank N.A.	9/29/23	(3,035)
USD	42,660	EUR	38,918	JPMorgan Chase Bank N.A.	9/29/23	(251)
USD	3,848	EUR	3,525	JPMorgan Chase Bank N.A.	9/29/23	(38)
32

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,675	EUR	3,268	JPMorgan Chase Bank N.A.	9/29/23	$71
USD	3,312	EUR	2,938	JPMorgan Chase Bank N.A.	9/29/23	73
USD	7,186	EUR	6,512	JPMorgan Chase Bank N.A.	9/29/23	6
USD	22,986	EUR	20,948	Morgan Stanley	9/29/23	(112)
USD	2,290	EUR	2,090	Morgan Stanley	9/29/23	(14)
USD	265,635	EUR	242,090	Morgan Stanley	9/29/23	(1,297)
USD	21,997	EUR	20,047	Morgan Stanley	9/29/23	(108)
USD	4,273	EUR	3,864	Morgan Stanley	9/29/23	13
GBP	2,822	USD	3,679	Bank of America N.A.	9/29/23	(56)
USD	120,292	GBP	94,666	Bank of America N.A.	9/29/23	(1,226)
USD	3,859	GBP	3,050	Bank of America N.A.	9/29/23	(56)
USD	10,966	GBP	8,687	Bank of America N.A.	9/29/23	(185)
USD	5,860	GBP	4,610	Bank of America N.A.	9/29/23	(58)
USD	7,107	GBP	5,598	Bank of America N.A.	9/29/23	(79)
USD	7,695	GBP	5,962	Bank of America N.A.	9/29/23	41
USD	6,649	GBP	5,172	Bank of America N.A.	9/29/23	10
USD	4,409	GBP	3,439	Bank of America N.A.	9/29/23	(6)
USD	5,229	GBP	4,071	Bank of America N.A.	9/29/23	3
USD	5,751	GBP	4,465	Bank of America N.A.	9/29/23	20
JPY	266,747,832	USD	1,948,344	Bank of America N.A.	9/15/23	(60,486)
						$(204,813)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	26	September 2023	$3,312,949	$(23,483)
Euro-Bund 10-Year Bonds	13	September 2023	1,901,036	(15,172)
Korean Treasury 10-Year Bonds	7	September 2023	604,472	(5,503)
U.K. Gilt 10-Year Bonds	23	September 2023	2,837,473	22,989
U.S. Treasury 2-Year Notes	17	September 2023	3,451,531	(45,843)
U.S. Treasury 5-Year Notes	52	September 2023	5,554,656	(96,540)
U.S. Treasury 10-Year Notes	94	September 2023	10,472,187	(78,640)
U.S. Treasury 10-Year Ultra Notes	29	September 2023	3,392,547	(63,859)
			$31,526,851	$(306,051)
^Amount represents value and unrealized appreciation (depreciation).

33

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$2,845,920	$(90,997)	$(70,152)	$(161,149)
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$2,198,140	17,311	(127,195)	(109,884)
					$(73,686)	$(197,347)	$(271,033)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.
34

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CDX	–	Credit Derivatives Indexes
CHF	–	Swiss Franc
CNY	–	Chinese Yuan
DKK	–	Danish Krone
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GBP	–	British Pound
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
JPY	–	Japanese Yen
LIBOR	–	London Interbank Offered Rate
LOC	–	Letter of Credit
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
PLN	–	Polish Zloty
SBBPA	–	Standby Bond Purchase Agreement
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
THB	–	Thai Baht
USD	–	United States Dollar
VRDN	–	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,227,460.
(4)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $400,071. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(5)Security may be subject to resale, redemption or transferability restrictions.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $27,390,464, which represented 8.2% of total net assets.
(7)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(8)Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,000,000, which represented 0.9% of total net assets.
35

(9)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(10)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $416,850, which includes securities collateral of $193,311.

See Notes to Financial Statements.
36

Statement of Assets and Liabilities

JULY 31, 2023
Assets
Investment securities - unaffiliated, at value (cost of $208,759,040) — including $400,071 of securities on loan	$210,856,162
Investment securities - affiliated, at value (cost of $105,663,512)	122,970,005
Investment made with cash collateral received for securities on loan, at value (cost of $223,539)	223,539
Total investment securities, at value (cost of $314,646,091)	334,049,706
Foreign currency holdings, at value (cost of $19,485)	2,009
Foreign deposits with broker for futures contracts, at value (cost $59,048)	64,627
Receivable for investments sold	893,476
Receivable for capital shares sold	86,523
Receivable for variation margin on futures contracts	20,989
Unrealized appreciation on forward foreign currency exchange contracts	1,006
Interest and dividends receivable	766,930
Securities lending receivable	377
335,885,643

Liabilities
Disbursements in excess of demand deposit cash	70,549
Payable for collateral received for securities on loan	223,539
Payable for investments purchased	452,113
Payable for capital shares redeemed	232,459
Payable for variation margin on futures contracts	1,702
Payable for variation margin on swap agreements	782
Unrealized depreciation on forward foreign currency exchange contracts	205,819
Accrued management fees	168,831
Distribution and service fees payable	24,804
1,380,598

Net Assets	$334,505,045

Net Assets Consist of:
Capital (par value and paid-in surplus)	$316,077,247
Distributable earnings (loss)	18,427,798
$334,505,045

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$126,026,675	23,964,795	$5.26
I Class, $0.01 Par Value	$24,080,044	4,577,436	$5.26
A Class, $0.01 Par Value	$74,615,767	14,205,047	$5.25
C Class, $0.01 Par Value	$6,117,798	1,194,363	$5.12
R Class, $0.01 Par Value	$8,681,491	1,658,072	$5.24
R5 Class, $0.01 Par Value	$9,009	1,710	$5.27
R6 Class, $0.01 Par Value	$94,974,261	18,048,112	$5.26
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $5.57 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
37

Statement of Operations

YEAR ENDED JULY 31, 2023
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $271)	$5,658,030
Income distributions from affiliated funds	3,490,471
Dividends (net of foreign taxes withheld of $47,603)	1,285,560
Securities lending, net	17,913
10,451,974

Expenses:
Management fees	2,989,993
Distribution and service fees:
A Class	186,075
C Class	70,667
R Class	44,599
Directors' fees and expenses	10,871
Other expenses	20,314
3,322,519
Fees waived(1)	(971,486)
2,351,033

Net investment income (loss)	8,100,941

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $2,721,260 from affiliated funds)	3,904,476
Forward foreign currency exchange contract transactions	(13,251)
Futures contract transactions	(1,863,426)
Swap agreement transactions	(181,138)
Foreign currency translation transactions	14,366
Capital gain distributions received from affiliated funds	154,092
2,015,119

Change in net unrealized appreciation (depreciation) on:
Investments (including $2,718,972 from affiliated funds)	469,830
Forward foreign currency exchange contracts	(526,995)
Futures contracts	(533,387)
Swap agreements	(170,096)
Translation of assets and liabilities in foreign currencies	2,111
(758,537)

Net realized and unrealized gain (loss)	1,256,582

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,357,523
(1)Amount consists of $366,107, $90,316, $215,245, $20,436, $25,795, $24 and $253,563 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
38

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2023 AND JULY 31, 2022
Increase (Decrease) in Net Assets	July 31, 2023	July 31, 2022
Operations
Net investment income (loss)	$8,100,941	$8,105,652
Net realized gain (loss)	2,015,119	13,718,971
Change in net unrealized appreciation (depreciation)	(758,537)	(55,785,273)
Net increase (decrease) in net assets resulting from operations	9,357,523	(33,960,650)

Distributions to Shareholders
From earnings:
Investor Class	(5,716,063)	(14,197,521)
I Class	(1,455,675)	(3,258,758)
A Class	(3,202,169)	(7,577,852)
C Class	(258,850)	(969,725)
R Class	(362,746)	(944,560)
R5 Class	(393)	(251,970)
R6 Class	(4,263,604)	(8,816,966)
Decrease in net assets from distributions	(15,259,500)	(36,017,352)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(17,433,674)	(24,231,554)

Net increase (decrease) in net assets	(23,335,651)	(94,209,556)

Net Assets
Beginning of period	357,840,696	452,050,252
End of period	$334,505,045	$357,840,696

See Notes to Financial Statements.
39

Notes to Financial Statements

JULY 31, 2023

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

40

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share.  Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there
41

are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$223,539	—	—	—	$223,539
Gross amount of recognized liabilities for securities lending transactions					$223,539
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under
42

the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund's management fee equal to the expenses attributable to the management fees of the funds advised by American Century Investments in which the fund  invests. The amount of this waiver will fluctuate depending on the fund's daily allocation to such funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2023, the investment advisor agreed to waive an additional 0.18% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.80% to 1.00%	1.00%	0.71%
I Class	0.60% to 0.80%	0.80%	0.51%
A Class	0.80% to 1.00%	1.00%	0.71%
C Class	0.80% to 1.00%	1.00%	0.71%
R Class	0.80% to 1.00%	1.00%	0.71%
R5 Class	0.60% to 0.80%	0.80%	0.51%
R6 Class	0.45% to 0.65%	0.65%	0.36%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $14,832 and $144,574, respectively. The effect of interfund transactions on the Statement of Operations was $(23,250) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2023 totaled $60,852,449, of which $3,865,768 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2023 totaled $89,796,061, of which $4,009,061 represented U.S. Treasury and Government Agency obligations.
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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	1,717,775	$8,837,762	2,404,449	$14,183,260
Issued in reinvestment of distributions	1,113,592	5,555,974	2,330,401	13,840,893
Redeemed	(4,484,897)	(23,139,430)	(5,283,194)	(30,544,732)
	(1,653,530)	(8,745,694)	(548,344)	(2,520,579)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	1,555,334	7,987,749	2,928,119	17,067,248
Issued in reinvestment of distributions	292,194	1,455,549	550,177	3,258,357
Redeemed	(3,914,636)	(20,018,848)	(2,784,085)	(16,413,767)
	(2,067,108)	(10,575,550)	694,211	3,911,838
A Class/Shares Authorized	270,000,000		270,000,000
Sold	1,760,326	9,042,293	2,160,716	12,758,637
Issued in reinvestment of distributions	634,282	3,162,664	1,262,338	7,488,099
Redeemed	(3,004,919)	(15,402,772)	(3,015,610)	(17,813,834)
	(610,311)	(3,197,815)	407,444	2,432,902
C Class/Shares Authorized	70,000,000		70,000,000
Sold	155,969	776,994	567,403	3,440,127
Issued in reinvestment of distributions	53,044	257,746	166,126	966,170
Redeemed	(665,450)	(3,325,822)	(988,863)	(5,621,233)
	(456,437)	(2,291,082)	(255,334)	(1,214,936)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	304,838	1,560,941	371,423	2,161,736
Issued in reinvestment of distributions	72,879	361,984	159,376	943,066
Redeemed	(644,993)	(3,311,002)	(453,586)	(2,676,781)
	(267,276)	(1,388,077)	77,213	428,021
R5 Class/Shares Authorized	150,000,000		150,000,000
Sold	139	729	103,319	664,629
Issued in reinvestment of distributions	79	393	40,002	251,969
Redeemed	—	(2)	(6,158,876)	(39,840,650)
	218	1,120	(6,015,555)	(38,924,052)
R6 Class/Shares Authorized	235,000,000		235,000,000
Sold	3,362,374	17,320,754	3,826,951	22,648,859
Issued in reinvestment of distributions	853,673	4,263,321	1,487,260	8,816,966
Redeemed	(2,485,887)	(12,820,651)	(3,454,166)	(19,810,573)
	1,730,160	8,763,424	1,860,045	11,655,252
Net increase (decrease)	(3,324,284)	$(17,433,674)	(3,780,320)	$(24,231,554)

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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$122,970,005	—	—
U.S. Treasury Securities	—	$63,262,869	—
Common Stocks	46,589,805	14,936,986	—
Sovereign Governments and Agencies	—	18,997,616	—
Corporate Bonds	—	13,219,007	—
Collateralized Loan Obligations	—	7,281,252	—
Municipal Securities	—	2,699,296	—
Preferred Stocks	—	1,699,539	—
Asset-Backed Securities	—	1,682,063	—
Collateralized Mortgage Obligations	—	895,974	—
U.S. Government Agency Mortgage-Backed Securities	—	573,632	—
Exchange-Traded Funds	429,337	—	—
Short-Term Investments	11,750,362	27,061,963	—
	$181,739,509	$152,310,197	—
Other Financial Instruments
Futures Contracts	—	$22,989	—
Forward Foreign Currency Exchange Contracts	—	1,006	—
	—	$23,995	—

Liabilities
Other Financial Instruments
Futures Contracts	$284,882	$44,158	—
Swap Agreements	—	271,033	—
Forward Foreign Currency Exchange Contracts	—	205,819	—
	$284,882	$521,010	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $5,078,373.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $15,731,609.

Interest Rate Risk — The fund  is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $29,060,834 futures contracts purchased and $5,611,500 futures contracts sold.

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Value of Derivative Instruments as of July 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$782
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,006	Unrealized depreciation on forward foreign currency exchange contracts	205,819
Interest Rate Risk	Receivable for variation margin on futures contracts*	20,989	Payable for variation margin on futures contracts*	1,702
		$21,995		$208,303
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(181,138)	Change in net unrealized appreciation (depreciation) on swap agreements	$(170,096)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(13,251)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(526,995)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,863,426)	Change in net unrealized appreciation (depreciation) on futures contracts	(533,387)
		$(2,057,815)		$(1,230,478)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
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9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$7,078,534	$17,652,606
Long-term capital gains	$8,180,966	$18,364,746

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$315,878,587
Gross tax appreciation of investments	$39,234,792
Gross tax depreciation of investments	(21,063,673)
Net tax appreciation (depreciation) of investments	18,171,119
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(183,401)
Net tax appreciation (depreciation)	$17,987,718
Other book-to-tax adjustments	$(6,139)
Undistributed ordinary income	$226,489
Accumulated long-term gains	$219,730

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

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11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2023 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$18,486	—	—	$(722)	$17,764	389	—	$678
American Century Emerging Markets Bond ETF	6,059	—	—	(146)	5,913	156	—	338
American Century Focused Dynamic Growth ETF(3)	4,528	$132	$1,311	881	4,230	62	$(405)	—
American Century Focused Large Cap Value ETF	7,057	864	1,617	(71)	6,233	103	271	296
American Century Multisector Income ETF	15,782	—	—	(744)	15,038	352	—	723
American Century Quality Diversified International ETF	9,444	863	2,057	1,329	9,579	210	(259)	328
American Century Short Duration Strategic Income ETF	—	1,604	—	4	1,608	32	—	52
American Century U.S. Quality Growth ETF(4)	12,932	2,219	1,755	815	14,211	201	656	58
American Century U.S. Quality Value ETF(5)	22,840	1,058	6,034	842	18,706	369	(29)	542
Avantis International Equity ETF	10,729	292	1,948	1,341	10,414	175	(158)	295
Avantis International Small Cap Value ETF	1,848	51	176	142	1,865	31	11	58
Avantis U.S. Equity ETF	16,831	438	2,998	380	14,651	187	1,014	223
Avantis U.S. Small Cap Value ETF	5,111	179	1,200	(1,332)	2,758	33	1,620	54
	$131,647	$7,700	$19,096	$2,719	$122,970	2,300	$2,721	$3,645
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
(4)Effective May 31, 2023, the name of American Century STOXX® U.S. Quality Growth ETF was changed to American Century U.S. Quality Growth ETF.
(5)Effective May 31, 2023, the name of American Century STOXX® U.S. Quality Value ETF was changed to American Century U.S. Quality Value ETF.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$5.35	0.12	0.03	0.15	(0.11)	(0.13)	(0.24)	$5.26	3.04%	0.72%	1.01%	2.39%	2.10%	21%	$126,027
2022	$6.39	0.12	(0.61)	(0.49)	(0.12)	(0.43)	(0.55)	$5.35	(8.39)%	0.72%	1.01%	2.00%	1.71%	40%	$136,990
2021	$5.65	0.08	0.92	1.00	(0.07)	(0.19)	(0.26)	$6.39	18.09%	0.76%	1.00%	1.38%	1.14%	57%	$167,285
2020	$5.67	0.06	0.37	0.43	(0.07)	(0.38)	(0.45)	$5.65	7.89%	0.85%	1.01%	1.09%	0.93%	87%	$144,395
2019	$5.83	0.09	0.14	0.23	(0.10)	(0.29)	(0.39)	$5.67	4.55%	1.00%	1.01%	1.58%	1.57%	65%	$161,655
I Class
2023	$5.35	0.13	0.03	0.16	(0.12)	(0.13)	(0.25)	$5.26	3.24%	0.52%	0.81%	2.59%	2.30%	21%	$24,080
2022	$6.40	0.13	(0.62)	(0.49)	(0.13)	(0.43)	(0.56)	$5.35	(8.35)%	0.52%	0.81%	2.20%	1.91%	40%	$35,548
2021	$5.65	0.10	0.93	1.03	(0.09)	(0.19)	(0.28)	$6.40	18.51%	0.56%	0.80%	1.58%	1.34%	57%	$38,058
2020	$5.67	0.07	0.37	0.44	(0.08)	(0.38)	(0.46)	$5.65	8.11%	0.65%	0.81%	1.29%	1.13%	87%	$27,985
2019	$5.84	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.67	4.57%	0.80%	0.81%	1.78%	1.77%	65%	$29,248

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$5.34	0.11	0.03	0.14	(0.10)	(0.13)	(0.23)	$5.25	2.77%	0.97%	1.26%	2.14%	1.85%	21%	$74,616
2022	$6.39	0.10	(0.62)	(0.52)	(0.10)	(0.43)	(0.53)	$5.34	(8.78)%	0.97%	1.26%	1.75%	1.46%	40%	$79,128
2021	$5.65	0.07	0.92	0.99	(0.06)	(0.19)	(0.25)	$6.39	17.79%	1.01%	1.25%	1.13%	0.89%	57%	$92,011
2020	$5.67	0.05	0.36	0.41	(0.05)	(0.38)	(0.43)	$5.65	7.62%	1.10%	1.26%	0.84%	0.68%	87%	$78,047
2019	$5.83	0.07	0.14	0.21	(0.08)	(0.29)	(0.37)	$5.67	4.29%	1.25%	1.26%	1.33%	1.32%	65%	$86,822
C Class
2023	$5.21	0.07	0.03	0.10	(0.06)	(0.13)	(0.19)	$5.12	2.05%	1.72%	2.01%	1.39%	1.10%	21%	$6,118
2022	$6.24	0.06	(0.60)	(0.54)	(0.06)	(0.43)	(0.49)	$5.21	(9.37)%	1.72%	2.01%	1.00%	0.71%	40%	$8,606
2021	$5.53	0.02	0.90	0.92	(0.02)	(0.19)	(0.21)	$6.24	16.90%	1.76%	2.00%	0.38%	0.14%	57%	$11,902
2020	$5.57	0.01	0.35	0.36	(0.02)	(0.38)	(0.40)	$5.53	6.78%	1.85%	2.01%	0.09%	(0.07)%	87%	$14,851
2019	$5.74	0.03	0.14	0.17	(0.05)	(0.29)	(0.34)	$5.57	3.43%	2.00%	2.01%	0.58%	0.57%	65%	$17,705
R Class
2023	$5.32	0.10	0.03	0.13	(0.08)	(0.13)	(0.21)	$5.24	2.72%	1.22%	1.51%	1.89%	1.60%	21%	$8,681
2022	$6.37	0.09	(0.62)	(0.53)	(0.09)	(0.43)	(0.52)	$5.32	(9.04)%	1.22%	1.51%	1.50%	1.21%	40%	$10,251
2021	$5.63	0.05	0.93	0.98	(0.05)	(0.19)	(0.24)	$6.37	17.59%	1.26%	1.50%	0.88%	0.64%	57%	$11,768
2020	$5.65	0.03	0.37	0.40	(0.04)	(0.38)	(0.42)	$5.63	7.37%	1.35%	1.51%	0.59%	0.43%	87%	$10,783
2019	$5.82	0.06	0.13	0.19	(0.07)	(0.29)	(0.36)	$5.65	3.86%	1.50%	1.51%	1.08%	1.07%	65%	$10,314

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$5.36	0.13	0.03	0.16	(0.12)	(0.13)	(0.25)	$5.27	3.23%	0.52%	0.81%	2.59%	2.30%	21%	$9
2022	$6.41	0.10	(0.59)	(0.49)	(0.13)	(0.43)	(0.56)	$5.36	(8.34)%	0.52%	0.81%	2.20%	1.91%	40%	$8
2021	$5.66	0.10	0.93	1.03	(0.09)	(0.19)	(0.28)	$6.41	18.48%	0.56%	0.80%	1.58%	1.34%	57%	$38,543
2020	$5.68	0.07	0.37	0.44	(0.08)	(0.38)	(0.46)	$5.66	8.10%	0.65%	0.81%	1.29%	1.13%	87%	$34,465
2019	$5.85	0.10	0.13	0.23	(0.11)	(0.29)	(0.40)	$5.68	4.75%	0.80%	0.81%	1.78%	1.77%	65%	$36,866
R6 Class
2023	$5.35	0.14	0.03	0.17	(0.13)	(0.13)	(0.26)	$5.26	3.40%	0.37%	0.66%	2.74%	2.45%	21%	$94,974
2022	$6.40	0.14	(0.62)	(0.48)	(0.14)	(0.43)	(0.57)	$5.35	(8.21)%	0.37%	0.66%	2.35%	2.06%	40%	$87,310
2021	$5.66	0.10	0.93	1.03	(0.10)	(0.19)	(0.29)	$6.40	18.48%	0.41%	0.65%	1.73%	1.49%	57%	$92,483
2020	$5.68	0.08	0.37	0.45	(0.09)	(0.38)	(0.47)	$5.66	8.28%	0.50%	0.66%	1.44%	1.28%	87%	$74,665
2019	$5.84	0.11	0.14	0.25	(0.12)	(0.29)	(0.41)	$5.68	4.91%	0.65%	0.66%	1.93%	1.92%	65%	$69,846

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, the transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
September 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
54

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	116	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

56

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.
57

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the one- and five-year periods, and below the median for the three- and ten-year periods. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities,
58

portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to continue the temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.83% for at least one year beginning August 1, 2023. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees,
59

costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
60

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

61

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Strategic Asset
Allocations, Inc.:

	Affirmative	Withhold
Brian Bulatao	$723,251,913	$19,961,799
Chris H. Cheesman	$727,642,487	$15,571,225
Rajesh K. Gupta	$725,037,253	$18,176,459
Lynn M. Jenkins	$723,023,283	$20,190,429
Gary C. Meltzer	$728,965,558	$14,248,154

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

62

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

63

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2023.

For corporate taxpayers, the fund hereby designates $1,618,946, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,180,966, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2023.

64

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91039 2309

Annual Report

July 31, 2023

Strategic Allocation: Moderate Fund
Investor Class (TWSMX)
I Class (ASAMX)
A Class (ACOAX)
C Class (ASTCX)
R Class (ASMRX)
R5 Class (ASMUX)
R6 Class (ASMDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended July 31, 2023. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied Despite Ongoing Challenges

After delivering modest gains early in the fiscal year, global stocks—most notably U.S. stocks—rallied through the first seven months of 2023. This bounce back, which occurred despite ongoing volatility and rising interest rates, led to strong 12-month performance for most broad stock indices. Investor expectations for the Federal Reserve (Fed) to conclude its rate-hike campaign largely fueled the optimism.

Inflation’s steady slowdown, mounting recession worries and a series of U.S. regional bank failures prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates through period-end.

In June, the Fed bucked the trend of developed markets central banks and paused after 10 consecutive rate hikes. But the break was short-lived. The central bank resumed its tightening campaign in July, raising rates another quarter point to a range of 5.25% to 5.5%, a 22-year high. Citing still-higher-than-target inflation and still-strong economic data, policymakers left their tightening options open. Inflation remained even higher in the eurozone and the U.K., prompting central bankers there to steadily raise interest rates.

Despite the inflation and rate backdrops, better-than-expected corporate earnings helped the S&P 500 Index return 21% for the seven months ended July 31, 2023. For the 12-month period, the S&P 500 Index returned 13%. Global and style-focused stock index returns were even stronger. Meanwhile, amid high inflation and central bank tightening, government bond yields surged, and global and U.S. bond returns declined for the period.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions, banking industry turbulence and recession risk. In addition, increasingly tense geopolitical considerations complicate the market backdrop.

We appreciate your confidence in us during these extraordinary times. American Century Investments has a long history of helping clients weather unpredictable and volatile markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	5.89%	6.11%	6.51%	—	2/15/96
S&P 500 Index	—	13.02%	12.19%	12.65%	—	—
Bloomberg U.S. Aggregate Bond Index	—	-3.37%	0.75%	1.49%	—	—
Bloomberg U.S. 1-3 Month Treasury Bill Index	—	4.09%	1.59%	1.00%	—	—
I Class	ASAMX	6.28%	6.35%	6.72%	—	8/1/00
A Class	ACOAX					10/2/96
No sales charge		5.82%	5.87%	6.25%	—
With sales charge		-0.26%	4.62%	5.62%	—
C Class	ASTCX	5.12%	5.08%	5.45%	—	10/2/01
R Class	ASMRX	5.65%	5.62%	5.98%	—	8/29/03
R5 Class	ASMUX	6.27%	6.31%	—	7.04%	4/10/17
R6 Class	ASMDX	6.45%	6.52%	6.89%	—	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made July 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2023
Investor Class — $18,785

S&P 500 Index — $32,936

Bloomberg U.S. Aggregate Bond Index — $11,601

Bloomberg U.S. 1-3 Month Treasury Bill Index — $11,048

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
1.26%	1.06%	1.51%	2.26%	1.76%	1.06%	0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Richard Weiss, Scott Wilson, Radu Gabudean, Vidya Rajappa and Brian Garbe

Performance Summary

Strategic Allocation: Moderate returned 5.89%* for the fiscal period ended July 31, 2023. Because of the fund’s strategic exposure to a variety of asset classes, a review of the financial markets helps provide context around performance for the reporting period.

Market Overview

Global stocks produced strong gains over the past 12 months amid considerable volatility. After falling sharply in the second half of 2022 due to rising inflation, the Federal Reserve’s (Fed) interest rate increases and the ongoing war in Ukraine, stocks staged a strong rebound from October 2022 through period-end. They benefited as inflation eased, concerns about a possible recession faded and corporate earnings mostly beat consensus expectations. Non-U.S. developed markets equities outperformed U.S. stocks, which in turn did better than emerging markets equities.

Bonds produced negative returns, having declined substantially early in the 12-month period before rebounding early in 2023. Nevertheless, stronger-than-expected economic data and the debt ceiling crisis weighed on U.S. government bonds in particular. Corporate bonds held up better, while more economically sensitive high-yield bonds produced positive absolute returns. Non-U.S. bonds outperformed those of the U.S. after hedging out currency effects.

Tactical Positioning

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 32% bonds and 4% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

The value of a diversified approach is clear during periods of intense volatility. As rising interest rates, inflation and recession fears weighed on financial markets, the portfolio’s strategic diversification helped manage volatility. In an effort to add value and improve the fund’s ability to achieve its objective, we made modest adjustments to the asset allocation. Our tactical decisions contributed to performance on the margin, while security selection detracted fractionally.

Our decision to favor cash over stocks and long-term bonds had a mixed effect. Continued Fed rate hikes meant cash performed well, while global bonds produced negative absolute returns. It was also beneficial to hold a modest cash overweight relative to stocks amid sharp volatility early in the period. Nevertheless, stocks ultimately produced strong positive returns, so it detracted from performance on the margin to be underweight stocks for the full reporting period. Similarly, it detracted modestly from performance to be overweight emerging markets equities for a time.

The portfolio was also underweight real estate investment trusts on a tactical basis because rising mortgage rates, indications of a slowing economy and widening credit spreads undermined their attractiveness. Stock selection and asset allocation decisions in global real estate benefited performance.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Fund Characteristics

JULY 31, 2023
Types of Investments in Portfolio	% of net assets
Affiliated Funds	46.9%
Common Stocks	26.0%
U.S. Treasury Securities	9.3%
Sovereign Governments and Agencies	2.8%
Corporate Bonds	2.5%
Collateralized Loan Obligations	2.0%
Municipal Securities	0.7%
Asset-Backed Securities	0.4%
Preferred Stocks	0.3%
Commercial Mortgage-Backed Securities	0.3%
Collateralized Mortgage Obligations	0.2%
Exchange-Traded Funds	0.1%
U.S. Government Agency Mortgage-Backed Securities	0.1%
Short-Term Investments	8.4%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/23	Ending Account Value 7/31/23	Expenses Paid During Period(1) 2/1/23 - 7/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,035.10	$3.48	0.69%
I Class	$1,000	$1,037.90	$2.48	0.49%
A Class	$1,000	$1,035.80	$4.74	0.94%
C Class	$1,000	$1,032.70	$8.52	1.69%
R Class	$1,000	$1,035.20	$6.00	1.19%
R5 Class	$1,000	$1,037.90	$2.48	0.49%
R6 Class	$1,000	$1,038.70	$1.72	0.34%
Hypothetical
Investor Class	$1,000	$1,021.37	$3.46	0.69%
I Class	$1,000	$1,022.37	$2.46	0.49%
A Class	$1,000	$1,020.13	$4.71	0.94%
C Class	$1,000	$1,016.41	$8.45	1.69%
R Class	$1,000	$1,018.89	$5.96	1.19%
R5 Class	$1,000	$1,022.37	$2.46	0.49%
R6 Class	$1,000	$1,023.11	$1.71	0.34%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JULY 31, 2023

	Shares/ Principal Amount	Value
AFFILIATED FUNDS(1) — 46.9%
American Century Diversified Corporate Bond ETF	541,178	$24,709,809
American Century Emerging Markets Bond ETF	231,939	8,813,891
American Century Focused Dynamic Growth ETF(2)	329,316	22,640,475
American Century Focused Large Cap Value ETF	427,349	25,831,452
American Century Multisector Income ETF	833,121	35,615,923
American Century Quality Diversified International ETF	697,211	31,831,238
American Century Short Duration Strategic Income ETF	89,869	4,545,718
American Century U.S. Quality Growth ETF	505,849	35,798,934
American Century U.S. Quality Value ETF	876,839	44,413,912
Avantis Emerging Markets Equity ETF(3)	396,537	22,721,570
Avantis International Equity ETF	531,394	31,676,396
Avantis International Small Cap Value ETF	133,660	8,141,230
Avantis U.S. Equity ETF	597,395	46,889,533
Avantis U.S. Small Cap Value ETF	117,473	9,894,751
TOTAL AFFILIATED FUNDS (Cost $295,662,562)		353,524,832
COMMON STOCKS — 26.0%
Aerospace and Defense — 0.5%
Airbus SE	2,636	388,283
CAE, Inc.(2)	15,793	360,856
Curtiss-Wright Corp.	4,268	816,724
General Dynamics Corp.	1,001	223,804
HEICO Corp.	3,326	585,309
Hensoldt AG	1,811	61,574
Huntington Ingalls Industries, Inc.	2,559	587,726
Lockheed Martin Corp.	1,119	499,488
Melrose Industries PLC	70,300	478,431
Mercury Systems, Inc.(2)	1,662	63,123
QinetiQ Group PLC	8,291	34,330
		4,099,648
Air Freight and Logistics — 0.1%
Cargojet, Inc.(3)	1,023	75,198
Cia de Distribucion Integral Logista Holdings SA	3,443	95,802
GXO Logistics, Inc.(2)	944	63,314
United Parcel Service, Inc., Class B	2,228	416,925
		651,239
Automobile Components — 0.6%
Aptiv PLC(2)	12,542	1,373,224
BorgWarner, Inc.	8,958	416,547
Cie Generale des Etablissements Michelin SCA	9,994	327,274
Continental AG	5,969	476,563
Forvia(2)	3,634	91,318
Fox Factory Holding Corp.(2)	851	95,227
Gentherm, Inc.(2)	842	50,326
Hyundai Mobis Co. Ltd.	2,382	435,230
Linamar Corp.	8,354	484,775

	Shares/ Principal Amount	Value
Mobileye Global, Inc., Class A(2)	8,806	$336,213
Nifco, Inc.	3,100	92,398
Toyo Tire Corp.	5,200	70,409
		4,249,504
Automobiles — 0.4%
Bayerische Motoren Werke AG	4,593	560,116
Ferrari NV	1,826	585,391
Mercedes-Benz Group AG	10,513	839,599
Tesla, Inc.(2)	2,256	603,322
Volvo Car AB, Class B(2)	55,075	272,236
		2,860,664
Banks — 1.0%
AIB Group PLC	17,927	84,323
Banco Bradesco SA	205,563	645,543
Banco do Brasil SA	32,200	328,418
Bank Central Asia Tbk PT	976,500	591,399
Bank of America Corp.	13,874	443,968
Barclays PLC	255,648	507,285
BNP Paribas SA	6,045	398,654
BPER Banca	28,387	98,228
Capitol Federal Financial, Inc.	17,634	116,913
Commerce Bancshares, Inc.	876	46,586
First Hawaiian, Inc.	20,459	423,297
Fukuoka Financial Group, Inc.	3,300	79,516
HDFC Bank Ltd., ADR	7,278	496,942
HSBC Holdings PLC	82,000	686,228
JPMorgan Chase & Co.	4,786	755,996
Jyske Bank A/S(2)	1,091	82,528
Prosperity Bancshares, Inc.	4,038	255,686
Regions Financial Corp.	15,784	321,520
Standard Chartered PLC (London)	22,233	213,560
Truist Financial Corp.	14,457	480,261
U.S. Bancorp	7,754	307,679
UniCredit SpA	3,909	98,977
Westamerica Bancorporation	3,347	164,639
		7,628,146
Beverages — 0.3%
Celsius Holdings, Inc.(2)	6,903	998,864
Duckhorn Portfolio, Inc.(2)	5,550	69,819
MGP Ingredients, Inc.	1,050	119,710
PepsiCo, Inc.	3,912	733,344
		1,921,737
Biotechnology — 0.6%
AbbVie, Inc.	3,749	560,775
ADMA Biologics, Inc.(2)	6,218	25,805
Alkermes PLC(2)	2,212	64,767
Amgen, Inc.	1,242	290,814
Amicus Therapeutics, Inc.(2)	27,842	379,208
Arcus Biosciences, Inc.(2)	746	14,845
Arcutis Biotherapeutics, Inc.(2)(3)	2,052	22,387
Biohaven Ltd.(2)	1,811	36,003

	Shares/ Principal Amount	Value
BioMarin Pharmaceutical, Inc.(2)	3,593	$315,933
Blueprint Medicines Corp.(2)	843	55,638
Bridgebio Pharma, Inc.(2)	850	29,759
Celldex Therapeutics, Inc.(2)	656	23,196
Centessa Pharmaceuticals PLC, ADR(2)(3)	3,114	24,601
Cerevel Therapeutics Holdings, Inc.(2)(3)	1,117	34,169
CSL Ltd.	2,179	392,473
Cytokinetics, Inc.(2)	14,119	470,869
Halozyme Therapeutics, Inc.(2)	2,040	87,638
ImmunoGen, Inc.(2)	2,527	45,031
Insmed, Inc.(2)	2,268	50,100
Karuna Therapeutics, Inc.(2)	143	28,567
Keros Therapeutics, Inc.(2)	775	32,457
Kymera Therapeutics, Inc.(2)(3)	782	17,110
Madrigal Pharmaceuticals, Inc.(2)	177	36,338
Mineralys Therapeutics, Inc.(2)	1,665	23,527
Natera, Inc.(2)	1,850	83,657
Neurocrine Biosciences, Inc.(2)	6,782	691,018
Relay Therapeutics, Inc.(2)	1,195	15,057
Sarepta Therapeutics, Inc.(2)	4,160	450,902
Vaxcyte, Inc.(2)	1,282	61,613
Vertex Pharmaceuticals, Inc.(2)	533	187,797
Viking Therapeutics, Inc.(2)	9,623	139,534
Vitrolife AB	2,683	39,812
		4,731,400
Broadline Retail — 0.3%
Alibaba Group Holding Ltd.(2)	36,800	470,281
Amazon.com, Inc.(2)	8,722	1,165,957
B&M European Value Retail SA	11,348	80,604
Etsy, Inc.(2)	1,037	105,411
JD.com, Inc., Class A	13,578	281,113
Ollie's Bargain Outlet Holdings, Inc.(2)	1,270	92,558
Ryohin Keikaku Co. Ltd.	1,400	18,179
Savers Value Village, Inc.(2)	638	15,420
		2,229,523
Building Products — 0.4%
AZEK Co., Inc.(2)	4,230	131,976
Cie de Saint-Gobain	13,924	941,699
Hayward Holdings, Inc.(2)	8,526	113,907
JELD-WEN Holding, Inc.(2)	6,759	120,378
Johnson Controls International PLC	7,800	542,490
Masco Corp.	3,964	240,536
Trane Technologies PLC	3,471	692,256
Trex Co., Inc.(2)	802	55,450
		2,838,692
Capital Markets — 1.1%
Ameriprise Financial, Inc.	879	306,287
Ares Management Corp., Class A	7,808	774,710
Bank of New York Mellon Corp.	18,899	857,259
BlackRock, Inc.	504	372,380
Charles Schwab Corp.	4,138	273,522

	Shares/ Principal Amount	Value
Evercore, Inc., Class A	318	$42,949
Hamilton Lane, Inc., Class A	1,064	94,089
Intercontinental Exchange, Inc.	2,050	235,340
Intermediate Capital Group PLC	3,498	63,132
Julius Baer Group Ltd.	4,465	316,245
London Stock Exchange Group PLC	6,095	661,885
LPL Financial Holdings, Inc.	3,528	809,182
M&A Capital Partners Co. Ltd.(2)	2,100	43,070
Man Group PLC	30,465	93,393
Morgan Stanley	8,195	750,334
MSCI, Inc.	1,809	991,477
Northern Trust Corp.	12,164	974,580
S&P Global, Inc.	711	280,497
T. Rowe Price Group, Inc.	4,933	608,042
		8,548,373
Chemicals — 0.6%
Air Liquide SA	2,861	514,391
Air Products & Chemicals, Inc.	866	264,416
Akzo Nobel NV	6,565	561,623
Avient Corp.	12,384	501,923
Axalta Coating Systems Ltd.(2)	2,269	72,608
DSM-Firmenich AG	5,147	567,349
Ecolab, Inc.	1,165	213,358
Element Solutions, Inc.	28,572	598,869
Kansai Paint Co. Ltd.	5,300	86,874
Linde PLC	1,636	639,136
Perimeter Solutions SA(2)	8,134	45,225
Sika AG	1,194	371,618
Tokyo Ohka Kogyo Co. Ltd.	900	56,845
		4,494,235
Commercial Services and Supplies — 0.3%
Clean Harbors, Inc.(2)	607	100,920
Driven Brands Holdings, Inc.(2)	4,754	122,986
Elis SA	6,760	139,662
GFL Environmental, Inc.	12,021	410,397
Healthcare Services Group, Inc.	7,081	89,292
Rentokil Initial PLC	55,478	452,376
Republic Services, Inc.	6,675	1,008,659
SPIE SA	3,926	117,851
		2,442,143
Communications Equipment — 0.2%
Arista Networks, Inc.(2)	2,160	334,995
Ciena Corp.(2)	1,355	57,181
Cisco Systems, Inc.	10,828	563,489
F5, Inc.(2)	3,034	480,100
Juniper Networks, Inc.	10,553	293,373
		1,729,138
Construction and Engineering — 0.2%
Balfour Beatty PLC	21,402	96,112
Construction Partners, Inc., Class A(2)	2,663	78,292
Eiffage SA	4,439	461,823

	Shares/ Principal Amount	Value
Sacyr SA	27,736	$94,821
SNC-Lavalin Group, Inc.(3)	1,459	42,387
Vinci SA	3,991	468,733
		1,242,168
Construction Materials†
Eagle Materials, Inc.	444	81,860
Summit Materials, Inc., Class A(2)	1,720	62,230
Taiheiyo Cement Corp.	2,800	58,476
		202,566
Consumer Finance†
American Express Co.	1,410	238,121
Consumer Staples Distribution & Retail — 0.5%
BJ's Wholesale Club Holdings, Inc.(2)	749	49,666
Costco Wholesale Corp.	543	304,444
CP ALL PCL	176,100	325,762
Dollar Tree, Inc.(2)	4,596	709,301
Grocery Outlet Holding Corp.(2)	2,369	79,243
Kobe Bussan Co. Ltd.	1,900	50,590
Koninklijke Ahold Delhaize NV	22,291	768,340
Kroger Co.	6,208	301,957
MatsukiyoCocokara & Co.	1,500	87,782
Redcare Pharmacy NV(2)	531	61,566
Sysco Corp.	6,191	472,435
Target Corp.	2,408	328,620
		3,539,706
Containers and Packaging — 0.5%
Amcor PLC	50,078	513,800
AptarGroup, Inc.	521	63,281
Avery Dennison Corp.	3,007	553,318
Ball Corp.	4,059	238,223
DS Smith PLC	48,559	193,063
O-I Glass, Inc.(2)	2,753	63,209
Packaging Corp. of America	4,932	756,322
Smurfit Kappa Group PLC	17,047	674,567
Sonoco Products Co.	3,108	182,253
Verallia SA	3,387	150,130
		3,388,166
Distributors†
D'ieteren Group	219	38,247
LKQ Corp.	5,434	297,729
		335,976
Diversified Consumer Services†
European Wax Center, Inc., Class A(2)	3,968	76,860
Diversified REITs — 0.1%
Essential Properties Realty Trust, Inc.	5,638	138,413
Land Securities Group PLC	26,365	218,956
Stockland	26,978	76,672
WP Carey, Inc.	3,406	230,007
		664,048
Diversified Telecommunication Services — 0.2%
BCE, Inc.	5,779	249,628

	Shares/ Principal Amount	Value
Cellnex Telecom SA	9,791	$399,855
IHS Holding Ltd.(2)(3)	4,746	38,443
Internet Initiative Japan, Inc.	5,400	100,545
Usen-Next Holdings Co. Ltd.(3)	2,700	62,452
Verizon Communications, Inc.	14,870	506,769
		1,357,692
Electric Utilities — 0.5%
Duke Energy Corp.	6,618	619,577
Edison International	13,135	945,195
Evergy, Inc.	6,258	375,292
Eversource Energy	4,238	306,535
Iberdrola SA	36,329	453,442
IDACORP, Inc.	703	72,282
NextEra Energy, Inc.	11,117	814,876
Pinnacle West Capital Corp.	3,972	328,961
		3,916,160
Electrical Equipment — 0.6%
AMETEK, Inc.	5,048	800,613
Eaton Corp. PLC	2,197	451,088
Emerson Electric Co.	8,795	803,423
Generac Holdings, Inc.(2)	576	88,531
Legrand SA	287	28,773
nVent Electric PLC	6,456	341,393
Plug Power, Inc.(2)(3)	5,886	77,224
Regal Rexnord Corp.	4,664	728,424
Schneider Electric SE	3,517	627,335
Sensata Technologies Holding PLC	1,815	76,684
Signify NV	12,001	377,329
Vertiv Holdings Co., Class A	11,102	288,763
		4,689,580
Electronic Equipment, Instruments and Components — 0.5%
CDW Corp.	2,227	416,605
Cognex Corp.	10,366	566,191
Corning, Inc.	4,884	165,763
Fabrinet(2)	324	40,059
Jenoptik AG	2,114	68,377
Keyence Corp.	1,100	493,616
Keysight Technologies, Inc.(2)	6,359	1,024,308
Littelfuse, Inc.	348	106,001
Mirion Technologies, Inc., Class A(2)	4,829	36,459
National Instruments Corp.	1,781	105,079
Spectris PLC	1,221	55,101
Taiyo Yuden Co. Ltd.(3)	700	20,873
TE Connectivity Ltd.	2,878	412,964
		3,511,396
Energy Equipment and Services — 0.3%
Aker Solutions ASA	15,631	69,483
Baker Hughes Co.	12,050	431,269
Expro Group Holdings NV(2)	5,805	128,813
Schlumberger NV	11,902	694,363
Seadrill Ltd.(2)	4,325	211,536

	Shares/ Principal Amount	Value
TechnipFMC PLC(2)	3,889	$71,324
Transocean Ltd.(2)	9,231	81,233
Weatherford International PLC(2)	2,498	207,584
		1,895,605
Entertainment — 0.3%
CTS Eventim AG & Co. KGaA	1,137	77,596
Electronic Arts, Inc.	2,919	398,006
Liberty Media Corp.-Liberty Formula One, Class C(2)	1,406	102,076
Spotify Technology SA(2)	4,979	743,912
Take-Two Interactive Software, Inc.(2)	3,374	516,019
Walt Disney Co.(2)	2,294	203,914
		2,041,523
Financial Services — 0.4%
Adyen NV(2)	493	915,015
AvidXchange Holdings, Inc.(2)	4,037	50,099
Edenred	5,083	330,143
Euronet Worldwide, Inc.(2)	471	41,387
GMO Payment Gateway, Inc.	900	68,660
Mastercard, Inc., Class A	1,405	553,963
Shift4 Payments, Inc., Class A(2)	1,021	70,439
Visa, Inc., Class A	3,549	843,704
		2,873,410
Food Products — 0.5%
Conagra Brands, Inc.	27,396	898,863
Hershey Co.	5,408	1,250,924
J.M. Smucker Co.	1,942	292,562
Kerry Group PLC, A Shares	3,611	358,756
Kotobuki Spirits Co. Ltd.	1,100	83,726
Mondelez International, Inc., Class A	5,181	384,068
Nomad Foods Ltd.(2)	3,432	61,021
Sovos Brands, Inc.(2)	2,558	45,532
SunOpta, Inc.(2)	8,687	57,595
Toyo Suisan Kaisha Ltd.	2,200	90,997
Yamazaki Baking Co. Ltd.	4,300	61,883
		3,585,927
Gas Utilities — 0.1%
Atmos Energy Corp.	1,790	217,861
Brookfield Infrastructure Corp., Class A	2,126	99,327
Nippon Gas Co. Ltd.(3)	2,700	39,732
Spire, Inc.	10,659	677,592
		1,034,512
Ground Transportation — 0.3%
Canadian Pacific Kansas City Ltd.	7,827	644,014
Heartland Express, Inc.	17,252	282,070
Norfolk Southern Corp.	3,591	838,822
Saia, Inc.(2)	112	47,392
Uber Technologies, Inc.(2)	2,758	136,411
Union Pacific Corp.	660	153,133
XPO, Inc.(2)	1,599	110,715
		2,212,557

	Shares/ Principal Amount	Value
Health Care Equipment and Supplies — 0.8%
Alphatec Holdings, Inc.(2)	5,302	$93,686
Becton Dickinson & Co.	547	152,405
ConvaTec Group PLC	14,234	38,135
DENTSPLY SIRONA, Inc.	6,242	259,168
DexCom, Inc.(2)	8,513	1,060,379
Embecta Corp.	10,061	214,702
Envista Holdings Corp.(2)	9,476	326,069
EssilorLuxottica SA	1,879	378,008
Establishment Labs Holdings, Inc.(2)	1,012	72,874
GE HealthCare Technologies, Inc.	4,088	318,864
Glaukos Corp.(2)	4,885	376,829
Hologic, Inc.(2)	1,589	126,198
ICU Medical, Inc.(2)	406	72,341
Inari Medical, Inc.(2)	1,388	79,213
Inmode Ltd.(2)	2,092	89,768
Intuitive Surgical, Inc.(2)	576	186,855
Lantheus Holdings, Inc.(2)	4,908	424,493
Nakanishi, Inc.	1,700	39,170
PROCEPT BioRobotics Corp.(2)	2,042	70,327
ResMed, Inc.	389	86,494
Silk Road Medical, Inc.(2)	1,864	42,574
Smith & Nephew PLC, ADR(3)	6,814	207,009
Terumo Corp.	12,700	415,913
TransMedics Group, Inc.(2)	487	45,379
Zimmer Biomet Holdings, Inc.	6,512	899,633
		6,076,486
Health Care Providers and Services — 0.9%
Acadia Healthcare Co., Inc.(2)	1,191	94,125
AmerisourceBergen Corp.	1,758	328,570
Amvis Holdings, Inc.	4,300	87,293
Cardinal Health, Inc.	3,984	364,416
Centene Corp.(2)	4,409	300,209
Chartwell Retirement Residences	8,890	67,485
Cigna Group	2,259	666,631
CVS Health Corp.	4,868	363,591
Ensign Group, Inc.	987	95,611
HealthEquity, Inc.(2)	1,640	111,422
Henry Schein, Inc.(2)	10,105	796,173
Humana, Inc.	448	204,660
Laboratory Corp. of America Holdings	2,254	482,198
Option Care Health, Inc.(2)	2,908	98,232
Quest Diagnostics, Inc.	4,954	669,830
R1 RCM, Inc.(2)	20,007	345,721
Surgery Partners, Inc.(2)	1,769	68,336
UnitedHealth Group, Inc.	1,798	910,453
Universal Health Services, Inc., Class B	4,056	563,622
		6,618,578
Health Care REITs — 0.1%
Healthpeak Properties, Inc.	24,036	524,706
Omega Healthcare Investors, Inc.	2,629	83,865

	Shares/ Principal Amount	Value
Sabra Health Care REIT, Inc.	8,153	$105,907
Ventas, Inc.	4,194	203,493
Welltower, Inc.	1,654	135,876
		1,053,847
Health Care Technology†
Evolent Health, Inc., Class A(2)	2,817	85,609
Schrodinger, Inc.(2)	872	45,614
		131,223
Hotel & Resort REITs — 0.1%
Invincible Investment Corp.	486	201,343
Japan Hotel REIT Investment Corp.	201	99,808
Park Hotels & Resorts, Inc.	3,531	48,127
Ryman Hospitality Properties, Inc.	1,412	134,549
		483,827
Hotels, Restaurants and Leisure — 0.6%
Airbnb, Inc., Class A(2)	8,244	1,254,654
Basic-Fit NV(2)(3)	1,155	38,986
Chipotle Mexican Grill, Inc.(2)	221	433,664
Churchill Downs, Inc.	506	58,620
Food & Life Cos. Ltd.	3,000	59,031
Greggs PLC	1,252	44,401
H World Group Ltd., ADR(2)	9,076	436,011
Hilton Worldwide Holdings, Inc.	8,261	1,284,503
Hyatt Hotels Corp., Class A	563	71,135
Planet Fitness, Inc., Class A(2)	1,843	124,476
Starbucks Corp.	2,414	245,190
Trainline PLC(2)	11,109	37,540
Wingstop, Inc.	395	66,589
		4,154,800
Household Durables — 0.1%
Barratt Developments PLC	76,673	448,814
Bellway PLC	1,474	41,915
SEB SA	508	56,869
Taylor Wimpey PLC	334,907	491,596
TopBuild Corp.(2)	242	66,291
		1,105,485
Household Products — 0.3%
Colgate-Palmolive Co.	2,417	184,321
Henkel AG & Co. KGaA, Preference Shares	4,803	370,630
Kimberly-Clark Corp.	4,551	587,534
Procter & Gamble Co.	2,937	459,053
Reckitt Benckiser Group PLC	5,988	448,573
		2,050,111
Industrial Conglomerates — 0.1%
Honeywell International, Inc.	1,942	377,000
Industrial REITs — 0.3%
Americold Realty Trust, Inc.	2,517	81,601
EastGroup Properties, Inc.	449	79,554
GLP J-Reit	63	62,065
Goodman Group	18,936	261,831
Mapletree Logistics Trust	80,800	102,720

	Shares/ Principal Amount	Value
Prologis, Inc.	12,004	$1,497,499
Segro PLC	11,751	115,155
Terreno Realty Corp.	1,165	69,131
Tritax Big Box REIT PLC	45,424	80,546
		2,350,102
Insurance — 0.7%
Aflac, Inc.	6,435	465,508
AIA Group Ltd.	52,400	524,248
Allstate Corp.	8,365	942,568
ASR Nederland NV	1,317	59,699
Goosehead Insurance, Inc., Class A(2)	952	63,660
Hanover Insurance Group, Inc.	2,998	340,213
Kinsale Capital Group, Inc.	331	123,341
Marsh & McLennan Cos., Inc.	1,921	361,955
Palomar Holdings, Inc.(2)	915	55,412
Prudential Financial, Inc.	3,053	294,584
Reinsurance Group of America, Inc.	4,067	570,803
RLI Corp.	663	88,451
Ryan Specialty Holdings, Inc., Class A(2)	11,714	507,685
Skyward Specialty Insurance Group, Inc.(2)	1,980	46,906
Steadfast Group Ltd.	17,013	66,746
Storebrand ASA	6,697	58,539
Travelers Cos., Inc.	2,179	376,117
Willis Towers Watson PLC	2,926	618,352
		5,564,787
Interactive Media and Services — 0.7%
Alphabet, Inc., Class A(2)	15,681	2,081,182
Autohome, Inc., ADR	8,582	274,366
Baidu, Inc., Class A(2)	21,200	414,477
carsales.com Ltd.	4,828	80,704
Eventbrite, Inc., Class A(2)	9,558	110,012
Match Group, Inc.(2)	9,470	440,450
Meta Platforms, Inc., Class A(2)	2,698	859,583
Tencent Holdings Ltd.	24,800	1,139,836
		5,400,610
IT Services — 0.4%
Accenture PLC, Class A	1,644	520,079
Alten SA(3)	648	93,334
Amdocs Ltd.	5,433	508,746
Cloudflare, Inc., Class A(2)	8,614	592,385
International Business Machines Corp.	2,772	399,667
NEXTDC Ltd.(2)	75,796	650,520
Perficient, Inc.(2)	541	34,510
		2,799,241
Leisure Products — 0.1%
Brunswick Corp.	1,020	88,036
Games Workshop Group PLC	461	68,922
Sankyo Co. Ltd.	1,800	76,143
Sega Sammy Holdings, Inc.	3,400	74,340
Topgolf Callaway Brands Corp.(2)	4,051	80,899
		388,340

	Shares/ Principal Amount	Value
Life Sciences Tools and Services — 0.8%
Agilent Technologies, Inc.	9,487	$1,155,232
Avantor, Inc.(2)	11,416	234,827
Bio-Techne Corp.	8,324	694,222
Danaher Corp.	1,612	411,157
Gerresheimer AG	1,043	123,537
ICON PLC(2)	1,877	471,896
IQVIA Holdings, Inc.(2)	4,520	1,011,395
Lonza Group AG	1,079	626,938
MaxCyte, Inc.(2)	7,561	33,798
Mettler-Toledo International, Inc.(2)	820	1,031,125
Thermo Fisher Scientific, Inc.	811	444,963
		6,239,090
Machinery — 0.5%
Astec Industries, Inc.	1,660	82,004
ATS Corp.(2)	876	39,726
Cummins, Inc.	2,534	660,867
Deere & Co.	614	263,774
Graco, Inc.	4,713	373,882
Hoshizaki Corp.	1,700	65,196
IMI PLC	16,126	337,153
Interpump Group SpA	1,032	56,150
Interroll Holding AG	13	41,583
KION Group AG	991	41,526
Kornit Digital Ltd.(2)	1,902	60,274
Metso Oyj	5,235	59,491
Organo Corp.(3)	2,300	66,662
Oshkosh Corp.	8,457	778,636
Parker-Hannifin Corp.	1,948	798,700
Trelleborg AB, B Shares	2,322	61,818
Valmet Oyj(3)	1,542	40,903
Weir Group PLC	3,148	74,141
Xylem, Inc.	1,964	221,441
		4,123,927
Media — 0.3%
Fox Corp., Class B	15,503	486,949
Interpublic Group of Cos., Inc.	10,930	374,134
Omnicom Group, Inc.	2,540	214,935
Trade Desk, Inc., Class A(2)	10,688	975,387
WPP PLC	51,817	565,776
		2,617,181
Metals and Mining — 0.1%
Alamos Gold, Inc., Class A	6,867	84,832
Allkem Ltd.(2)	7,484	74,927
AMG Critical Materials NV(3)	2,433	99,473
Capstone Copper Corp.(2)	33,882	177,035
ERO Copper Corp.(2)	12,812	307,997
MMC Norilsk Nickel PJSC(2)(4)	2,658	—
		744,264
Multi-Utilities — 0.1%
NorthWestern Corp.	11,431	645,509

	Shares/ Principal Amount	Value
Office REITs†
Boston Properties, Inc.	1,664	$110,872
SL Green Realty Corp.(3)	1,687	63,617
		174,489
Oil, Gas and Consumable Fuels — 0.6%
Antero Resources Corp.(2)	4,453	119,118
ConocoPhillips	6,211	731,159
Devon Energy Corp.	6,009	324,486
Diamondback Energy, Inc.	2,323	342,224
Enterprise Products Partners LP	25,416	673,778
EOG Resources, Inc.	4,998	662,385
EQT Corp.	7,061	297,833
Euronav NV	707	11,616
Excelerate Energy, Inc., Class A	7,055	149,707
Golar LNG Ltd.	669	16,136
Hess Corp.	9,645	1,463,436
		4,791,878
Paper and Forest Products — 0.1%
Louisiana-Pacific Corp.	893	67,984
Mondi PLC	24,000	420,974
Stella-Jones, Inc.	2,256	114,558
		603,516
Passenger Airlines — 0.1%
Southwest Airlines Co.	18,877	644,838
Personal Care Products†
Beauty Health Co.(2)	6,347	52,616
Rohto Pharmaceutical Co. Ltd.	5,400	115,099
		167,715
Pharmaceuticals — 1.0%
Arvinas, Inc.(2)	933	23,064
AstraZeneca PLC	5,505	790,938
AstraZeneca PLC, ADR	8,503	609,665
Bristol-Myers Squibb Co.	7,978	496,152
Edgewise Therapeutics, Inc.(2)	2,350	17,132
Eli Lilly & Co.	474	215,457
GSK PLC	47,894	852,568
Harmony Biosciences Holdings, Inc.(2)	571	20,196
Hikma Pharmaceuticals PLC	11,779	316,323
Indivior PLC(2)	3,190	71,845
Intra-Cellular Therapies, Inc.(2)	1,451	89,730
Merck & Co., Inc.	3,999	426,493
Novo Nordisk A/S, B Shares	7,266	1,171,658
Reata Pharmaceuticals, Inc., Class A(2)	190	31,460
Roche Holding AG	1,430	443,373
Sanofi	3,389	361,554
Sanofi, ADR	7,655	408,547
Takeda Pharmaceutical Co. Ltd.	6,000	183,449
UCB SA	3,903	345,600
Ventyx Biosciences, Inc.(2)	1,022	37,865
Verona Pharma PLC, ADR(2)	993	21,935
Zoetis, Inc.	2,097	394,425
		7,329,429

	Shares/ Principal Amount	Value
Professional Services — 0.4%
Adecco Group AG	18,618	$758,764
BayCurrent Consulting, Inc.	13,300	429,520
CACI International, Inc., Class A(2)	293	102,679
First Advantage Corp.(2)	2,597	38,955
Jacobs Solutions, Inc.	5,907	740,797
Korn Ferry	1,135	59,792
Paycom Software, Inc.	1,311	483,444
Paycor HCM, Inc.(2)	2,366	63,551
TechnoPro Holdings, Inc.	1,400	36,246
UT Group Co. Ltd.(2)	2,600	52,553
Verisk Analytics, Inc.	2,246	514,199
		3,280,500
Real Estate Management and Development — 0.1%
FirstService Corp.	638	99,930
FirstService Corp. (Toronto)	621	97,258
Mitsui Fudosan Co. Ltd.	5,200	106,833
PSP Swiss Property AG	676	79,660
Tokyu Fudosan Holdings Corp.	26,900	159,919
		543,600
Residential REITs — 0.2%
American Homes 4 Rent, Class A	4,954	185,676
AvalonBay Communities, Inc.	1,965	370,697
Boardwalk Real Estate Investment Trust	892	44,314
Canadian Apartment Properties REIT	3,468	135,206
Comforia Residential REIT, Inc.(3)	19	45,485
Essex Property Trust, Inc.	2,592	631,282
Invitation Homes, Inc.	5,283	187,547
Sun Communities, Inc.	441	57,462
UDR, Inc.	2,380	97,295
		1,754,964
Retail REITs — 0.3%
Agree Realty Corp.	1,084	70,222
Brixmor Property Group, Inc.	3,847	87,481
Kite Realty Group Trust	10,064	230,264
Link REIT	9,320	52,389
NETSTREIT Corp.	2,505	44,814
Realty Income Corp.	11,049	673,658
Regency Centers Corp.	8,187	536,494
Simon Property Group, Inc.	2,040	254,184
Urban Edge Properties	6,678	113,593
Vicinity Ltd.	32,291	42,934
		2,106,033
Semiconductors and Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc.(2)	3,456	395,366
AIXTRON SE	1,403	55,661
Analog Devices, Inc.	2,376	474,083
Applied Materials, Inc.	4,018	609,089
ASML Holding NV	441	315,875

	Shares/ Principal Amount	Value
Credo Technology Group Holding Ltd.(2)	4,242	$71,987
Enphase Energy, Inc.(2)	3,729	566,174
GLOBALFOUNDRIES, Inc.(2)	1,708	108,783
Infineon Technologies AG	13,816	607,012
Lattice Semiconductor Corp.(2)	965	87,757
MACOM Technology Solutions Holdings, Inc.(2)	1,286	89,917
Marvell Technology, Inc.	6,632	431,942
Monolithic Power Systems, Inc.	1,154	645,651
Nova Ltd.(2)(3)	656	81,305
NVIDIA Corp.	3,584	1,674,767
Onto Innovation, Inc.(2)	992	123,325
Power Integrations, Inc.	1,515	147,167
Silicon Laboratories, Inc.(2)	474	70,692
Socionext, Inc.	700	82,828
SUMCO Corp.	49,400	719,853
Taiwan Semiconductor Manufacturing Co. Ltd.	41,000	740,362
Teradyne, Inc.	9,071	1,024,479
		9,124,075
Software — 1.6%
Adobe, Inc.(2)	329	179,690
Blackbaud, Inc.(2)	916	69,112
Box, Inc., Class A(2)	3,066	95,812
Cadence Design Systems, Inc.(2)	4,337	1,014,901
CyberArk Software Ltd.(2)	307	50,965
Datadog, Inc., Class A(2)	6,554	764,983
Descartes Systems Group, Inc.(2)	548	42,742
DocuSign, Inc.(2)	8,730	469,849
DoubleVerify Holdings, Inc.(2)	1,291	54,351
Five9, Inc.(2)	604	53,001
Guidewire Software, Inc.(2)	920	78,034
HubSpot, Inc.(2)	1,884	1,093,756
JFrog Ltd.(2)	1,516	46,647
Kinaxis, Inc.(2)	642	87,172
Manhattan Associates, Inc.(2)	4,513	860,268
Microsoft Corp.	11,264	3,783,803
m-up Holdings, Inc.	4,600	36,351
nCino, Inc.(2)	2,145	69,391
New Relic, Inc.(2)	599	50,304
Palantir Technologies, Inc., Class A(2)	31,117	617,361
Palo Alto Networks, Inc.(2)	2,682	670,393
QT Group Oyj(2)	694	57,563
Salesforce, Inc.(2)	2,260	508,523
SAP SE	2,089	284,964
ServiceNow, Inc.(2)	198	115,434
SPS Commerce, Inc.(2)	815	147,018
TeamViewer SE(2)	2,456	41,749
Tenable Holdings, Inc.(2)	3,568	173,619
Workday, Inc., Class A(2)	713	169,074
		11,686,830
Specialized REITs — 0.4%
Big Yellow Group PLC	5,216	71,783

	Shares/ Principal Amount	Value
Digital Realty Trust, Inc.	2,759	$343,827
Equinix, Inc.	1,026	830,978
Extra Space Storage, Inc.	1,260	175,858
Iron Mountain, Inc.	3,606	221,408
Keppel DC REIT	63,700	104,981
Public Storage	2,131	600,409
VICI Properties, Inc.	12,822	403,637
Weyerhaeuser Co.	2,127	72,446
		2,825,327
Specialty Retail — 0.5%
Burlington Stores, Inc.(2)	3,252	577,620
CarMax, Inc.(2)	1,400	115,654
Chewy, Inc., Class A(2)(3)	5,807	196,857
Dufry AG(2)	1,308	67,582
Fast Retailing Co. Ltd.	1,800	450,923
Five Below, Inc.(2)	1,237	257,717
Home Depot, Inc.	2,488	830,594
Kingfisher PLC	159,901	504,227
Murphy USA, Inc.	198	60,792
Nextage Co. Ltd.(3)	1,900	49,905
Pets at Home Group PLC	8,830	44,372
TJX Cos., Inc.	5,539	479,290
Tractor Supply Co.	681	152,537
		3,788,070
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc.	12,510	2,457,589
HP, Inc.	12,648	415,234
Pure Storage, Inc., Class A(2)	1,537	56,854
Samsung Electronics Co. Ltd.	8,180	447,876
		3,377,553
Textiles, Apparel and Luxury Goods — 0.3%
Asics Corp.	4,100	129,335
Crocs, Inc.(2)	651	70,536
Deckers Outdoor Corp.(2)	432	234,874
HUGO BOSS AG	1,151	92,942
Li Ning Co. Ltd.	67,500	411,509
lululemon athletica, Inc.(2)	679	257,022
LVMH Moet Hennessy Louis Vuitton SE	744	691,003
On Holding AG, Class A(2)	15,042	541,512
Tod's SpA(2)	1,782	80,927
		2,509,660
Trading Companies and Distributors — 0.3%
AddTech AB, B Shares(3)	2,071	38,582
Beacon Roofing Supply, Inc.(2)	3,072	263,178
Beijer Ref AB	5,067	68,904
Bunzl PLC	6,063	224,743
Diploma PLC	2,170	90,255
Finning International, Inc.	2,454	84,526
H&E Equipment Services, Inc.	1,627	79,040
MonotaRO Co. Ltd.	18,300	223,349
MRC Global, Inc.(2)	5,768	65,121

		Shares/ Principal Amount	Value
MSC Industrial Direct Co., Inc., Class A		5,961	$601,584
NOW, Inc.(2)		7,655	87,190
Rexel SA		21,250	512,598
			2,339,070
Transportation Infrastructure†
Japan Airport Terminal Co. Ltd.		2,400	111,841
Water Utilities†
SJW Group		1,489	104,915
Wireless Telecommunication Services — 0.1%
TIM SA		151,300	457,220
TOTAL COMMON STOCKS (Cost $148,302,247)			195,876,346
U.S. TREASURY SECURITIES — 9.3%
U.S. Treasury Bonds, 2.00%, 11/15/41		$3,500,000	2,513,369
U.S. Treasury Bonds, 2.375%, 2/15/42		11,500,000	8,776,611
U.S. Treasury Bonds, 3.125%, 8/15/44		200,000	169,254
U.S. Treasury Bonds, 2.50%, 2/15/45		1,060,000	802,184
U.S. Treasury Bonds, 3.00%, 5/15/45		560,000	462,186
U.S. Treasury Bonds, 3.00%, 11/15/45		100,000	82,312
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25		1,210,073	1,196,369
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27		377,020	379,432
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29		1,607,750	1,663,503
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32		171,339	194,248
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40		844,254	893,378
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41		1,138,783	1,205,925
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43		1,283,116	1,033,073
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44		3,458,091	3,196,413
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45		5,889,286	4,769,681
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47		692,940	569,153
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51		1,168,140	757,526
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/27		4,809,430	4,469,192
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28		2,280,958	2,143,031
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29		2,288,455	2,178,290
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/32		4,481,776	3,943,049
U.S. Treasury Notes, 0.25%, 5/31/25		9,900,000	9,088,857
U.S. Treasury Notes, 0.50%, 4/30/27		6,000,000	5,210,391
U.S. Treasury Notes, 2.75%, 7/31/27		3,505,000	3,305,585
U.S. Treasury Notes, 2.25%, 8/15/27		400,000	369,789
U.S. Treasury Notes, 2.625%, 7/31/29		3,000,000	2,760,996
U.S. Treasury Notes, 3.50%, 4/30/30		2,350,000	2,268,943
U.S. Treasury Notes, 0.625%, 5/15/30		1,100,000	877,980
U.S. Treasury Notes, 1.875%, 2/15/32(5)		5,800,000	4,926,828
U.S. Treasury Notes, 3.375%, 5/15/33		28,000	26,712
TOTAL U.S. TREASURY SECURITIES (Cost $79,513,454)			70,234,260
SOVEREIGN GOVERNMENTS AND AGENCIES — 2.8%
Australia — 0.1%
Australia Government Bond, 3.00%, 3/21/47	AUD	270,000	144,294
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	395,000	252,640
			396,934

		Shares/ Principal Amount	Value
Austria — 0.1%
Republic of Austria Government Bond, 0.75%, 10/20/26(6)	EUR	185,000	$189,686
Republic of Austria Government Bond, 4.15%, 3/15/37(6)	EUR	121,000	146,510
			336,196
Belgium†
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(6)	EUR	74,000	90,483
Canada — 0.7%
Canadian Government Bond, 0.25%, 3/1/26	CAD	1,500,000	1,022,932
Canadian Government Bond, 3.50%, 3/1/28	CAD	3,387,000	2,526,104
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	809,000	591,101
Province of Quebec Canada, 3.00%, 9/1/23	CAD	465,000	352,016
Province of Quebec Canada, 5.75%, 12/1/36	CAD	445,000	386,342
Province of Quebec Canada, 5.00%, 12/1/41	CAD	30,000	24,602
Province of Quebec Canada, 3.50%, 12/1/48	CAD	110,000	73,265
			4,976,362
China — 0.5%
China Government Bond, 2.68%, 5/21/30	CNY	24,800,000	3,478,455
Denmark†
Denmark Government Bond, 0.50%, 11/15/27	DKK	600,000	80,608
Denmark Government Bond, 4.50%, 11/15/39	DKK	340,000	61,062
			141,670
Finland — 0.3%
Finland Government Bond, 4.00%, 7/4/25(6)	EUR	219,000	244,275
Finland Government Bond, 0.125%, 4/15/36(6)	EUR	2,250,000	1,695,296
			1,939,571
France — 0.2%
French Republic Government Bond OAT, 0.00%, 11/25/31(7)	EUR	1,400,000	1,212,983
French Republic Government Bond OAT, 1.25%, 5/25/38	EUR	379,000	317,962
			1,530,945
Germany†
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/52(7)	EUR	400,000	215,115
Ireland†
Ireland Government Bond, 3.40%, 3/18/24	EUR	283,000	311,372
Italy — 0.2%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	180,000	190,657
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	1,338,000	1,421,329
			1,611,986
Japan — 0.2%
Japan Government Thirty Year Bond, 1.40%, 3/20/53	JPY	224,000,000	1,557,482
Malaysia†
Malaysia Government Bond, 3.96%, 9/15/25	MYR	990,000	222,035
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27		$700,000	685,412
Netherlands — 0.1%
Netherlands Government Bond, 0.50%, 7/15/26(6)	EUR	506,000	518,715
Netherlands Government Bond, 2.75%, 1/15/47(6)	EUR	82,000	89,242
			607,957
Norway†
Norway Government Bond, 1.75%, 2/17/27(6)	NOK	1,880,000	171,467

		Shares/ Principal Amount	Value
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$160,000	$163,518
Philippines†
Philippine Government International Bond, 6.375%, 10/23/34		100,000	111,374
Poland†
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	775,000	192,484
Spain†
Spain Government Bond, 4.40%, 10/31/23(6)	EUR	100,000	110,124
Spain Government Bond, 1.60%, 4/30/25(6)	EUR	132,000	140,772
Spain Government Bond, 5.15%, 10/31/28(6)	EUR	47,000	56,452
Spain Government Bond, 5.15%, 10/31/44(6)	EUR	9,000	11,713
			319,061
Switzerland — 0.1%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	410,000	472,362
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	71,000	96,388
			568,750
Thailand — 0.1%
Thailand Government Bond, 3.85%, 12/12/25	THB	11,550,000	349,869
United Kingdom — 0.1%
United Kingdom Gilt, 0.125%, 1/30/26	GBP	800,000	917,488
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	72,657
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $23,540,211)			20,968,643
CORPORATE BONDS — 2.5%
Aerospace and Defense†
TransDigm, Inc., 6.375%, 6/15/26		50,000	49,534
Automobile Components†
ZF North America Capital, Inc., 4.75%, 4/29/25(6)		105,000	102,191
Automobiles — 0.1%
BMW Finance NV, 0.875%, 4/3/25	EUR	50,000	52,575
Ford Motor Credit Co. LLC, 3.625%, 6/17/31		$670,000	554,436
			607,011
Banks — 0.9%
Avi Funding Co. Ltd., 3.80%, 9/16/25(6)		255,000	246,720
Banco Santander SA, 2.50%, 3/18/25	EUR	200,000	213,475
Bank of America Corp., VRN, 2.88%, 10/22/30		$260,000	225,252
Barclays PLC, VRN, 1.375%, 1/24/26	EUR	100,000	105,056
CaixaBank SA, VRN, 2.25%, 4/17/30	EUR	400,000	412,715
Citigroup, Inc., VRN, 3.07%, 2/24/28		$51,000	47,051
Citigroup, Inc., VRN, 3.52%, 10/27/28		40,000	37,148
Citigroup, Inc., VRN, 3.98%, 3/20/30		61,000	56,601
Commerzbank AG, 4.00%, 3/23/26	EUR	250,000	270,015
Credit Agricole SA, 7.375%, 12/18/23	GBP	100,000	128,561
European Financial Stability Facility, 2.125%, 2/19/24	EUR	399,000	435,328
European Financial Stability Facility, 0.40%, 5/31/26	EUR	400,000	406,925
European Financial Stability Facility, 2.35%, 7/29/44	EUR	60,000	56,597
European Union, 0.00%, 7/4/31(7)	EUR	1,650,000	1,433,099
HSBC Bank PLC, VRN, 5.375%, 11/4/30	GBP	50,000	61,554
ING Groep NV, 2.125%, 1/10/26	EUR	400,000	423,823
Intesa Sanpaolo SpA, 6.625%, 9/13/23	EUR	220,000	242,645
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27		$6,000	5,405

		Shares/ Principal Amount	Value
Lloyds Bank PLC, 7.625%, 4/22/25	GBP	120,000	$156,923
Toronto-Dominion Bank, VRN, 5.875%, 5/1/24		$1,500,000	1,495,781
Wells Fargo & Co., VRN, 5.39%, 4/24/34		105,000	104,222
			6,564,896
Beverages — 0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		370,000	351,018
Biotechnology — 0.1%
AbbVie, Inc., 4.40%, 11/6/42		605,000	537,706
Chemicals†
MEGlobal BV, 4.25%, 11/3/26(6)		82,000	78,760
Olin Corp., 5.125%, 9/15/27		60,000	57,412
			136,172
Commercial Services and Supplies†
Waste Connections, Inc., 2.95%, 1/15/52		154,000	103,937
Containers and Packaging†
Sealed Air Corp., 5.125%, 12/1/24(6)		80,000	78,921
Diversified Consumer Services†
Duke University, 3.30%, 10/1/46		220,000	169,917
Diversified Telecommunication Services — 0.2%
AT&T, Inc., 2.60%, 12/17/29	EUR	120,000	120,753
AT&T, Inc., 4.90%, 8/15/37		$116,000	106,631
Deutsche Telekom International Finance BV, 1.25%, 10/6/23	GBP	150,000	191,045
Deutsche Telekom International Finance BV, 0.875%, 1/30/24	EUR	40,000	43,363
Sprint Capital Corp., 6.875%, 11/15/28		$470,000	498,646
Turk Telekomunikasyon AS, 4.875%, 6/19/24(6)		205,000	199,014
			1,159,452
Electric Utilities — 0.2%
Duke Energy Carolinas LLC, 3.20%, 8/15/49		270,000	191,591
Duke Energy Florida LLC, 3.85%, 11/15/42		130,000	105,210
Duke Energy Progress LLC, 4.15%, 12/1/44		59,000	49,384
MidAmerican Energy Co., 4.40%, 10/15/44		80,000	69,823
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53		71,000	68,008
Northern States Power Co., 3.20%, 4/1/52		160,000	112,985
Northern States Power Co., 5.10%, 5/15/53		110,000	107,754
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 3.00%, 6/30/30		500,000	427,267
			1,132,022
Financial Services — 0.3%
Fiore Capital LLC, VRDN, 5.40%, 8/7/23 (LOC: Wells Fargo Bank N.A.)		2,245,000	2,245,000
Ground Transportation†
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		160,000	144,327
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		70,000	60,797
			205,124
Health Care Providers and Services — 0.1%
CVS Health Corp., 4.78%, 3/25/38		475,000	438,636
DaVita, Inc., 4.625%, 6/1/30(6)		510,000	435,642
Kaiser Foundation Hospitals, 3.00%, 6/1/51		180,000	124,885
			999,163

		Shares/ Principal Amount	Value
Hotels, Restaurants and Leisure — 0.1%
Caesars Entertainment, Inc., 4.625%, 10/15/29(6)		$200,000	$176,245
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(6)		150,000	142,701
			318,946
Household Durables — 0.1%
KB Home, 4.80%, 11/15/29		477,000	440,579
Meritage Homes Corp., 5.125%, 6/6/27		160,000	155,003
Tempur Sealy International, Inc., 3.875%, 10/15/31(6)		238,000	192,846
			788,428
Insurance†
AXA SA, VRN, 3.375%, 7/6/47	EUR	200,000	208,765
Interactive Media and Services†
Tencent Holdings Ltd., 3.80%, 2/11/25(6)		$153,000	149,341
Media†
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49		120,000	94,180
WPP Finance 2013, 3.00%, 11/20/23	EUR	100,000	109,506
			203,686
Metals and Mining†
Freeport-McMoRan, Inc., 5.40%, 11/14/34		$180,000	175,237
Multi-Utilities†
Dominion Energy, Inc., 4.90%, 8/1/41		70,000	63,229
Oil, Gas and Consumable Fuels — 0.2%
Antero Resources Corp., 7.625%, 2/1/29(6)		108,000	110,718
BP Capital Markets America, Inc., 3.06%, 6/17/41		180,000	135,532
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25		70,000	69,016
Enterprise Products Operating LLC, 4.85%, 3/15/44		254,000	232,179
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(6)		474,925	384,476
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		125,000	127,803
MEG Energy Corp., 5.875%, 2/1/29(6)		130,000	124,742
Southwestern Energy Co., 5.70%, 1/23/25		14,000	13,925
			1,198,391
Passenger Airlines — 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26(6)		288,186	284,148
Pharmaceuticals†
Viatris, Inc., 4.00%, 6/22/50		246,000	166,415
Software†
Oracle Corp., 3.60%, 4/1/40		210,000	161,931
Transportation Infrastructure†
DP World Crescent Ltd., 4.85%, 9/26/28		250,000	247,502
Wireless Telecommunication Services†
C&W Senior Financing DAC, 6.875%, 9/15/27(6)		228,000	207,220
TOTAL CORPORATE BONDS (Cost $20,646,396)			18,615,303
COLLATERALIZED LOAN OBLIGATIONS — 2.0%
ARES XLVII CLO Ltd., Series 2018-47A, Class C, VRN, 7.32%, (3-month SOFR plus 2.01%), 4/15/30(6)		350,000	342,201

	Shares/ Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class CR3, VRN, 8.21%, (3-month SOFR plus 2.86%), 4/22/32(6)	$1,450,000	$1,434,634
Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, VRN, 7.42%, (3-month SOFR plus 2.11%), 10/15/31(6)	399,156	398,788
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/32(6)	436,982	433,847
CIFC Funding Ltd., Series 2017-5A, Class B, VRN, 7.42%, (3-month SOFR plus 2.11%), 11/16/30(6)	1,100,000	1,078,916
Cook Park CLO Ltd., Series 2018-1A, Class C, VRN, 7.32%, (3-month SOFR plus 2.01%), 4/17/30(6)	3,000,000	2,900,775
Dewolf Park CLO Ltd., Series 2017-1A, Class CR, VRN, 7.42%, (3-month SOFR plus 2.11%), 10/15/30(6)	450,000	439,499
Eaton Vance CLO Ltd., Series 2015-1A, Class CR, VRN, 7.49%, (3-month SOFR plus 2.16%), 1/20/30(6)	512,500	499,390
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 6.71%, (3-month SOFR plus 1.38%), 7/20/31(6)	350,000	349,183
KKR CLO Ltd., Series 2018, Class CR, VRN, 7.67%, (3-month SOFR plus 2.36%), 7/18/30(6)	200,000	197,044
KKR CLO Ltd., Series 2022A, Class B, VRN, 7.19%, (3-month SOFR plus 1.86%), 7/20/31(6)	500,000	494,750
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 7.07%, (3-month SOFR plus 1.76%), 4/15/31(6)	600,000	593,589
Magnetite XXV Ltd., Series 2020-25A, Class C, VRN, 7.71%, (3-month SOFR plus 2.36%), 1/25/32(6)	450,000	442,392
Marathon CLO Ltd., Series 2021-17A, Class B1, VRN, 8.27%, (3-month SOFR plus 2.94%), 1/20/35(6)	425,000	420,356
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.79%, (1-month SOFR plus 1.56%), 10/16/36(6)	716,000	692,862
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class B, VRN, 7.01%, (1-month SOFR plus 1.71%), 7/25/36(6)	1,500,000	1,435,475
Rockford Tower CLO Ltd., Series 2020-1A, Class C, VRN, 7.94%, (3-month SOFR plus 2.61%), 1/20/32(6)	325,000	321,549
Sound Point CLO IX Ltd., Series 2015-2A, Class CRRR, VRN, 8.09%, (3-month SOFR plus 2.76%), 7/20/32(6)	1,450,000	1,412,334
Symphony CLO XXII Ltd., Series 2020-22A, Class B, VRN, 7.27%, (3-month SOFR plus 1.96%), 4/18/33(6)	1,000,000	986,800
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $15,202,277)		14,874,384
MUNICIPAL SECURITIES — 0.7%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	130,000	150,479
Harris County Industrial Development Corp. Rev., (Exxon Mobil Corp.) VRDN, 4.58%, 8/1/23	1,700,000	1,700,000
Metropolitan Water District of Southern California Rev., VRDN, 5.21%, 8/7/23 (SBBPA: Bank of America N.A.)	2,200,000	2,200,000
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	140,000	168,611
New York City GO, 6.27%, 12/1/37	40,000	44,395
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	175,000	120,646
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	130,000	136,119
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	170,000	184,479
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	135,000	142,837

	Shares/ Principal Amount	Value
State of California GO, 4.60%, 4/1/38	$100,000	$94,636
State of California GO, 7.55%, 4/1/39	60,000	74,765
State of California GO, 7.30%, 10/1/39	90,000	107,583
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41	45,000	45,653
TOTAL MUNICIPAL SECURITIES (Cost $5,153,357)		5,170,203
ASSET-BACKED SECURITIES — 0.4%
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(6)	337,277	291,519
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A, SEQ, 2.94%, 5/25/29(6)	70,168	68,451
FirstKey Homes Trust, Series 2020-SFR1, Class C, 1.94%, 8/17/37(6)	600,000	546,396
FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.79%, 8/17/37(6)	1,100,000	1,010,107
Lunar Aircraft Ltd., Series 2020-1A, Class A, SEQ, 3.38%, 2/15/45(6)	583,075	506,492
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(6)	931,489	807,471
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(6)	155,395	149,590
TOTAL ASSET-BACKED SECURITIES (Cost $3,808,981)		3,380,026
PREFERRED STOCKS — 0.3%
Automobiles†
Volkswagen International Finance NV, 3.875%	500,000	469,631
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 3.00%	400,000	437,624
Telefonica Europe BV, 5.875%	100,000	110,645
		548,269
Electric Utilities†
Electricite de France SA, 3.375%	200,000	174,196
Enel SpA, 2.25%	200,000	194,310
		368,506
Insurance — 0.1%
Allianz SE, 3.375%	100,000	107,681
Allianz SE, 4.75%	200,000	220,081
AXA SA, 6.69%	50,000	64,094
Credit Agricole Assurances SA, 4.25%	200,000	214,851
Intesa Sanpaolo Vita SpA, 4.75%	100,000	108,053
		714,760
Oil, Gas and Consumable Fuels — 0.1%
Eni SpA, 3.375%	500,000	470,748
TOTAL PREFERRED STOCKS (Cost $3,242,013)		2,571,914
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 7.74%, (1-month SOFR plus 2.51%), 9/15/36(6)	$900,000	846,209
BXHPP Trust, Series 2021-FILM, Class D, VRN, 6.84%, (1-month SOFR plus 1.61%), 8/15/36(6)	1,500,000	1,320,651
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,404,021)		2,166,860

	Shares/ Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Private Sponsor Collateralized Mortgage Obligations — 0.2%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	$6,150	$5,527
COLT Mortgage Loan Trust, Series 2021-3, Class M1, VRN, 2.30%, 9/27/66(6)	1,800,000	1,020,853
Radnor RE Ltd., Series 2021-1, Class M1B, VRN, 6.77%, (30-day average SOFR plus 1.70%), 12/27/33(6)	486,589	486,130
Sofi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(6)	26,237	23,307
		1,535,817
U.S. Government Agency Collateralized Mortgage Obligations†
FNMA, Series 2014-C02, Class 2M2, VRN, 7.78%, (30-day average SOFR plus 2.71%), 5/25/24	175,654	177,004
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,492,730)		1,712,821
EXCHANGE-TRADED FUNDS — 0.1%
iShares Core S&P 500 ETF	119	54,761
iShares Russell Mid-Cap Value ETF(3)	8,508	975,698
TOTAL EXCHANGE-TRADED FUNDS (Cost $944,682)		1,030,459
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 4.76%, (12-month LIBOR plus 1.87%), 7/1/36	$14,597	14,756
FHLMC, VRN, 4.20%, (1-year H15T1Y plus 2.14%), 10/1/36	42,910	43,735
FHLMC, VRN, 4.59%, (1-year H15T1Y plus 2.26%), 4/1/37	47,222	47,849
FHLMC, VRN, 4.69%, (12-month LIBOR plus 1.89%), 7/1/41	15,635	15,440
FNMA, VRN, 6.94%, (6-month LIBOR plus 1.57%), 6/1/35	23,211	23,575
FNMA, VRN, 6.94%, (6-month LIBOR plus 1.57%), 6/1/35	18,328	18,606
FNMA, VRN, 6.07%, (6-month LIBOR plus 1.54%), 9/1/35	5,043	5,114
FNMA, VRN, 4.28%, (1-year H15T1Y plus 2.15%), 3/1/38	51,585	52,562
		221,637
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, 6.00%, 2/1/38	18,919	19,620
GNMA, 9.00%, 4/20/25	98	98
GNMA, 7.50%, 10/15/25	615	614
GNMA, 6.00%, 4/15/26	221	222
GNMA, 7.50%, 6/15/26	591	591
GNMA, 7.00%, 12/15/27	5,148	5,107
GNMA, 7.50%, 12/15/27	612	611
GNMA, 6.00%, 5/15/28	3,344	3,369
GNMA, 6.50%, 5/15/28	2,980	3,036
GNMA, 7.00%, 5/15/31	7,165	7,369
GNMA, 5.50%, 11/15/32	17,564	17,732
GNMA, 6.50%, 10/15/38	374,339	395,708
GNMA, 4.50%, 6/15/41	127,723	125,831
		579,908
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $800,589)		801,545
SHORT-TERM INVESTMENTS — 8.4%
Certificates of Deposit — 2.0%
Banco Santander SA, 5.45%, 9/7/23	2,500,000	2,499,472
Bank of Montreal, VRN, 5.93%, (SOFR plus 0.63%), 9/12/23	4,000,000	4,002,001

	Shares/ Principal Amount	Value
BNP Paribas Fortis SA, 5.46%, 10/19/23	$2,500,000	$2,499,491
Credit Agricole Corporate & Investment Bank SA, 5.18%, 8/22/23(6)	2,000,000	1,999,590
Natixis SA, 5.52%, 10/25/23	750,000	749,805
Nordea Bank Abp, VRN, 5.90%, (SOFR plus 0.60%), 10/11/23	1,800,000	1,801,329
Wells Fargo Bank N.A., VRN, 5.85%, (SOFR plus 0.55%), 1/5/24	1,500,000	1,501,468
		15,053,156
Commercial Paper(8) — 2.8%
Alinghi Funding Co. LLC, 11.34%, 10/12/23 (LOC: UBS AG)(6)	3,500,000	3,461,405
Atlantic Asset Securitization LLC, 5.60%, 9/14/23 (LOC: Credit Agricole Corporate and Investment Bank)(6)	1,250,000	1,241,500
Canadian Imperial Holdings, Inc., 5.88%, 3/19/24(6)	1,000,000	964,201
Charta LLC, 5.71%, 11/3/23 (LOC: CitiBank N.A.)(6)	1,000,000	985,573
Chesham Finance Ltd. / Chesham Finance LLC, 5.55%, 8/1/23(6)	2,960,000	2,959,563
JP Morgan Securities LLC, 5.95%, 4/25/24(6)	2,000,000	1,996,672
Svenska Handelsbanken AB, VRN, 6.10%, (SOFR plus 0.79%), 11/1/23(6)	1,500,000	1,502,105
Toyota Credit Canada, Inc., 5.60%, 10/20/23(6)	750,000	740,921
Toyota Credit de Puerto Rico Corp., 5.66%, 10/3/23(6)	1,000,000	990,514
UBS AG, 5.91%, 1/19/24(6)	1,000,000	973,063
UBS AG, VRN, 5.81%, (SOFR plus 0.58%), 9/22/23(6)	1,950,000	1,950,000
Versailles Commercial Paper LLC, 5.66%, 10/5/23 (LOC: Natixis)(6)	3,150,000	3,118,463
		20,883,980
Money Market Funds — 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,340,025	13,340,025
State Street Navigator Securities Lending Government Money Market Portfolio(9)	688,306	688,306
		14,028,331
Treasury Bills(8) — 1.7%
U.S. Treasury Bills, 2.70%, 8/24/23	$750,000	747,480
U.S. Treasury Bills, 5.43%, 10/12/23	2,000,000	1,978,930
U.S. Treasury Bills, 5.42%, 10/31/23	2,000,000	1,973,420
U.S. Treasury Bills, 5.47%, 11/21/23	4,500,000	4,426,185
U.S. Treasury Bills, 5.48%, 1/4/24	3,000,000	2,931,604
U.S. Treasury Bills, 5.19%, 6/13/24	1,250,000	1,193,900
		13,251,519
TOTAL SHORT-TERM INVESTMENTS (Cost $63,218,546)		63,216,986
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $664,932,066)		754,144,582
OTHER ASSETS AND LIABILITIES†		(39,969)
TOTAL NET ASSETS — 100.0%		$754,104,613

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	9,438	USD	7,130	Goldman Sachs & Co.	9/29/23	$33
CAD	14,756	USD	11,127	Goldman Sachs & Co.	9/29/23	72
CAD	35,513	USD	26,979	Goldman Sachs & Co.	9/29/23	(26)
USD	2,567,307	CAD	3,399,890	JPMorgan Chase Bank N.A.	9/15/23	(12,562)
USD	1,784,029	CAD	2,380,822	UBS AG	9/15/23	(22,562)
USD	338,195	CAD	444,664	Goldman Sachs & Co.	9/29/23	720
USD	275,987	CAD	362,872	Goldman Sachs & Co.	9/29/23	588
USD	7,476	CAD	9,847	Goldman Sachs & Co.	9/29/23	3
USD	7,644	CAD	10,113	Goldman Sachs & Co.	9/29/23	(31)
USD	13,387	CAD	17,749	Goldman Sachs & Co.	9/29/23	(84)
USD	8,555	CAD	11,343	Goldman Sachs & Co.	9/29/23	(53)
USD	37,070	CAD	49,044	Goldman Sachs & Co.	9/29/23	(151)
USD	10,656	CAD	14,097	Goldman Sachs & Co.	9/29/23	(43)
USD	28,021	CAD	37,069	Goldman Sachs & Co.	9/29/23	(112)
USD	8,039	CAD	10,634	Goldman Sachs & Co.	9/29/23	(32)
USD	7,728	CAD	10,247	Goldman Sachs & Co.	9/29/23	(49)
USD	9,363	CAD	12,422	Goldman Sachs & Co.	9/29/23	(65)
USD	14,665	CAD	19,447	Goldman Sachs & Co.	9/29/23	(95)
USD	16,584	CAD	21,918	Goldman Sachs & Co.	9/29/23	(51)
USD	11,787	CAD	15,529	Goldman Sachs & Co.	9/29/23	1
USD	16,874	CAD	22,230	Goldman Sachs & Co.	9/29/23	2
USD	10,753	CAD	14,083	Goldman Sachs & Co.	9/29/23	64
USD	11,552	CAD	15,263	Goldman Sachs & Co.	9/29/23	(32)
USD	10,343	CAD	13,666	Goldman Sachs & Co.	9/29/23	(28)
USD	12,022	CAD	15,832	Goldman Sachs & Co.	9/29/23	7
USD	10,936	CAD	14,447	Goldman Sachs & Co.	9/29/23	(28)
USD	17,656	CAD	23,323	Goldman Sachs & Co.	9/29/23	(45)
USD	12,471	CAD	16,412	Goldman Sachs & Co.	9/29/23	15
USD	11,354	CAD	14,942	Goldman Sachs & Co.	9/29/23	14
USD	11,484	CAD	15,150	Goldman Sachs & Co.	9/29/23	(14)
USD	13,528	CAD	17,882	Goldman Sachs & Co.	9/29/23	(44)
USD	431,799	CHF	384,568	Morgan Stanley	9/15/23	(11,228)
USD	667,367	CNY	4,727,296	Goldman Sachs & Co.	9/15/23	2,134
EUR	10,721	USD	11,809	Bank of America N.A.	9/29/23	12
EUR	7,572	USD	8,521	Bank of America N.A.	9/29/23	(172)
EUR	13,034	USD	14,358	Bank of America N.A.	9/29/23	14
EUR	61,784	USD	69,528	Bank of America N.A.	9/29/23	(1,404)
EUR	13,852	USD	15,130	JPMorgan Chase Bank N.A.	9/29/23	143
EUR	16,718	USD	18,650	Morgan Stanley	9/29/23	(216)
USD	320,108	EUR	293,898	Goldman Sachs & Co.	9/15/23	(3,722)
USD	8,528,669	EUR	7,892,969	UBS AG	9/15/23	(168,143)
USD	68,026	EUR	62,001	Bank of America N.A.	9/29/23	(337)
USD	59,242	EUR	54,061	Bank of America N.A.	9/29/23	(367)
USD	691,621	EUR	630,364	Bank of America N.A.	9/29/23	(3,429)
USD	72,547	EUR	66,121	Bank of America N.A.	9/29/23	(360)
USD	131,936	EUR	120,362	JPMorgan Chase Bank N.A.	9/29/23	(777)
USD	9,805	EUR	8,697	JPMorgan Chase Bank N.A.	9/29/23	216
USD	9,255	EUR	8,209	JPMorgan Chase Bank N.A.	9/29/23	203
USD	1,341,386	EUR	1,223,713	JPMorgan Chase Bank N.A.	9/29/23	(7,902)
USD	140,703	EUR	128,360	JPMorgan Chase Bank N.A.	9/29/23	(829)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,847	EUR	11,768	JPMorgan Chase Bank N.A.	9/29/23	$(128)
USD	12,267	EUR	10,910	JPMorgan Chase Bank N.A.	9/29/23	238
USD	11,055	EUR	9,806	JPMorgan Chase Bank N.A.	9/29/23	243
USD	23,988	EUR	21,738	JPMorgan Chase Bank N.A.	9/29/23	20
USD	68,032	EUR	62,001	Morgan Stanley	9/29/23	(332)
USD	6,779	EUR	6,185	Morgan Stanley	9/29/23	(41)
USD	691,672	EUR	630,364	Morgan Stanley	9/29/23	(3,378)
USD	72,552	EUR	66,121	Morgan Stanley	9/29/23	(354)
USD	13,557	EUR	12,258	Morgan Stanley	9/29/23	42
GBP	8,472	USD	10,927	Bank of America N.A.	9/29/23	(52)
USD	558,925	GBP	444,525	Goldman Sachs & Co.	9/15/23	(11,665)
USD	313,162	GBP	246,449	Bank of America N.A.	9/29/23	(3,192)
USD	9,910	GBP	7,833	Bank of America N.A.	9/29/23	(145)
USD	28,654	GBP	22,699	Bank of America N.A.	9/29/23	(484)
USD	15,251	GBP	12,000	Bank of America N.A.	9/29/23	(152)
USD	18,564	GBP	14,621	Bank of America N.A.	9/29/23	(205)
USD	20,385	GBP	15,795	Bank of America N.A.	9/29/23	109
USD	12,402	GBP	9,654	Bank of America N.A.	9/29/23	9
USD	23,023	GBP	17,959	Bank of America N.A.	9/29/23	(31)
USD	16,859	GBP	13,126	Bank of America N.A.	9/29/23	10
USD	15,818	GBP	12,280	Bank of America N.A.	9/29/23	55
JPY	169,844,229	USD	1,240,554	Bank of America N.A.	9/15/23	(38,513)
THB	9,348,799	USD	271,933	UBS AG	9/15/23	2,306
						$(286,392)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Euro-Bobl 5-Year Bonds	15	September 2023	$1,911,317	$(13,548)
Euro-Bund 10-Year Bonds	18	September 2023	2,632,204	(21,007)
Korean Treasury 10-Year Bonds	10	September 2023	863,531	(7,861)
U.K. Gilt 10-Year Bonds	26	September 2023	3,207,578	25,988
U.S. Treasury 2-Year Notes	43	September 2023	8,730,344	(115,957)
U.S. Treasury 5-Year Notes	158	September 2023	16,877,609	(294,918)
U.S. Treasury 10-Year Notes	132	September 2023	14,705,625	(108,096)
U.S. Treasury 10-Year Ultra Notes	62	September 2023	7,253,031	(136,526)
			$56,181,239	$(671,925)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 37	Buy	(5.00)%	12/20/26	$10,648,680	$(340,892)	$(262,084)	$(602,976)
Markit CDX North America High Yield Index Series 38	Buy	(5.00)%	6/20/27	$1,170,120	(26,410)	(32,185)	(58,595)
					$(367,302)	$(294,269)	$(661,571)
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
AUD	–	Australian Dollar
CAD	–	Canadian Dollar
CDX	–	Credit Derivatives Indexes
CHF	–	Swiss Franc
CNY	–	Chinese Yuan
DKK	–	Danish Krone
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GBP	–	British Pound
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
JPY	–	Japanese Yen
LIBOR	–	London Interbank Offered Rate
LOC	–	Letter of Credit
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
PLN	–	Polish Zloty
SBBPA	–	Standby Bond Purchase Agreement
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
THB	–	Thai Baht
USD	–	United States Dollar
VRDN	–	Variable Rate Demand Note. The instrument may be payable upon demand and adjusts periodically based upon the terms set forth in the security's offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The date of the demand feature is disclosed.
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.
(3)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,561,169. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(4)Security may be subject to resale, redemption or transferability restrictions.
(5)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,878,141.
(6)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $51,213,550, which represented 6.8% of total net assets.
(7)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(8)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(9)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,624,620, which includes securities collateral of $936,314.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2023
Assets
Investment securities - unaffiliated, at value (cost of $368,581,198) — including $1,503,869 of securities on loan	$399,931,444
Investment securities - affiliated, at value (cost of $295,662,562) — including $57,300 of securities on loan	353,524,832
Investment made with cash collateral received for securities on loan, at value (cost of $688,306)	688,306
Total investment securities, at value (cost of $664,932,066)	754,144,582
Cash	47,399
Foreign currency holdings, at value (cost of $55,236)	7,107
Foreign deposits with broker for futures contracts, at value (cost $84,293)	92,519
Receivable for investments sold	1,693,342
Receivable for capital shares sold	225,810
Receivable for variation margin on futures contracts	33,558
Unrealized appreciation on forward foreign currency exchange contracts	7,273
Interest and dividends receivable	1,286,242
Securities lending receivable	1,730
Other assets	17,246
757,556,808

Liabilities
Payable for collateral received for securities on loan	688,306
Payable for investments purchased	1,299,075
Payable for capital shares redeemed	686,279
Payable for variation margin on futures contracts	2,432
Payable for variation margin on swap agreements	1,314
Unrealized depreciation on forward foreign currency exchange contracts	293,665
Accrued management fees	379,862
Distribution and service fees payable	79,843
Accrued other expenses	21,419
3,452,195

Net Assets	$754,104,613

Net Assets Consist of:
Capital (par value and paid-in surplus)	$668,476,407
Distributable earnings (loss)	85,628,206
$754,104,613

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$256,440,211	42,776,068	$5.99
I Class, $0.01 Par Value	$55,899,994	9,318,416	$6.00
A Class, $0.01 Par Value	$267,677,114	44,853,861	$5.97
C Class, $0.01 Par Value	$14,930,350	2,580,489	$5.79
R Class, $0.01 Par Value	$25,906,947	4,385,553	$5.91
R5 Class, $0.01 Par Value	$688,049	114,611	$6.00
R6 Class, $0.01 Par Value	$132,561,948	22,147,396	$5.99
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $6.33 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2023
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$8,882,854
Interest	7,639,151
Dividends (net of foreign taxes withheld of $142,510)	3,819,775
Securities lending, net	82,418
20,424,198

Expenses:
Management fees	7,518,415
Distribution and service fees:
A Class	658,065
C Class	164,160
R Class	130,946
Directors' fees and expenses	23,568
Other expenses	80,842
8,575,996
Fees waived(1)	(3,095,076)
5,480,920

Net investment income (loss)	14,943,278

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $2,491,573 from affiliated funds)	5,122,004
Forward foreign currency exchange contract transactions	302,759
Futures contract transactions	(3,302,368)
Swap agreement transactions	(367,358)
Foreign currency translation transactions	(13,874)
Capital gain distributions received from affiliated funds	663,140
2,404,303

Change in net unrealized appreciation (depreciation) on:
Investments (including $19,362,123 from affiliated funds)	26,710,349
Forward foreign currency exchange contracts	(967,521)
Futures contracts	(1,088,701)
Swap agreements	(433,365)
Translation of assets and liabilities in foreign currencies	(10,366)
24,210,396

Net realized and unrealized gain (loss)	26,614,699

Net Increase (Decrease) in Net Assets Resulting from Operations	$41,557,977
(1)Amount consists of $1,061,346, $242,771, $1,114,289, $69,491, $110,864, $2,360 and $493,955 for Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2023 AND JULY 31, 2022
Increase (Decrease) in Net Assets	July 31, 2023	July 31, 2022
Operations
Net investment income (loss)	$14,943,278	$12,877,165
Net realized gain (loss)	2,404,303	39,079,910
Change in net unrealized appreciation (depreciation)	24,210,396	(140,883,000)
Net increase (decrease) in net assets resulting from operations	41,557,977	(88,925,925)

Distributions to Shareholders
From earnings:
Investor Class	(14,175,527)	(32,512,297)
I Class	(3,345,838)	(7,206,641)
A Class	(14,170,892)	(32,557,863)
C Class	(840,397)	(2,437,089)
R Class	(1,357,828)	(3,603,136)
R5 Class	(33,107)	(76,603)
R6 Class	(6,786,397)	(14,106,228)
Decrease in net assets from distributions	(40,709,986)	(92,499,857)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(9,133,582)	(12,490,206)

Net increase (decrease) in net assets	(8,285,591)	(193,915,988)

Net Assets
Beginning of period	762,390,204	956,306,192
End of period	$754,104,613	$762,390,204

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2023

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in varying combinations of other affiliated investment companies such as mutual funds and exchange-traded funds advised by American Century Investments (affiliated funds). The fund will assume the risks associated with the affiliated funds. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper and certificates of deposit are valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Hybrid securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share.  Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Affiliated Funds	$60	—	—	—	$60
Common Stocks	688,246	—	—	—	688,246
Total Borrowings	$688,306	—	—	—	$688,306
Gross amount of recognized liabilities for securities lending transactions					$688,306
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the affiliated funds.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor will waive the portion of the fund's management fee equal to the expenses attributable to the management fees of the funds advised by American Century Investments in which the fund  invests. The amount of this waiver will fluctuate depending on the fund's daily allocation to such funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. During the period ended July 31, 2023, the investment advisor agreed to waive an additional 0.28% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended July 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.90% to 1.10%	1.10%	0.68%
I Class	0.70% to 0.90%	0.90%	0.48%
A Class	0.90% to 1.10%	1.10%	0.68%
C Class	0.90% to 1.10%	1.10%	0.68%
R Class	0.90% to 1.10%	1.10%	0.68%
R5 Class	0.70% to 0.90%	0.90%	0.48%
R6 Class	0.55% to 0.75%	0.75%	0.33%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,797,068 and $2,811,651, respectively. The effect of interfund transactions on the Statement of Operations was $(8,241) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended July 31, 2023 totaled $170,527,419, of which $13,782,353 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended July 31, 2023 totaled $209,342,050, of which $588,439 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended July 31, 2023		Year ended July 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	790,000,000		790,000,000
Sold	3,856,387	$22,397,941	2,683,906	$18,174,808
Issued in reinvestment of distributions	2,516,767	13,912,787	4,690,626	31,891,405
Redeemed	(7,338,775)	(42,538,192)	(8,593,033)	(57,286,790)
	(965,621)	(6,227,464)	(1,218,501)	(7,220,577)
I Class/Shares Authorized	380,000,000		380,000,000
Sold	1,945,793	11,573,001	1,158,216	7,809,710
Issued in reinvestment of distributions	603,820	3,338,603	1,057,682	7,193,665
Redeemed	(2,677,123)	(15,393,397)	(2,449,443)	(16,374,589)
	(127,510)	(481,793)	(233,545)	(1,371,214)
A Class/Shares Authorized	670,000,000		670,000,000
Sold	3,895,038	22,398,568	3,830,446	25,314,440
Issued in reinvestment of distributions	2,506,968	13,802,068	4,678,532	31,751,010
Redeemed	(8,478,982)	(48,851,789)	(8,108,208)	(54,347,540)
	(2,076,976)	(12,651,153)	400,770	2,717,910
C Class/Shares Authorized	160,000,000		160,000,000
Sold	289,288	1,611,880	329,905	2,146,536
Issued in reinvestment of distributions	157,565	840,351	367,278	2,437,089
Redeemed	(1,093,994)	(6,093,459)	(1,457,043)	(9,394,111)
	(647,141)	(3,641,228)	(759,860)	(4,810,486)
R Class/Shares Authorized	90,000,000		90,000,000
Sold	447,519	2,543,474	559,384	3,679,379
Issued in reinvestment of distributions	249,074	1,357,800	535,592	3,603,045
Redeemed	(1,397,652)	(7,879,383)	(1,257,969)	(8,044,402)
	(701,059)	(3,978,109)	(162,993)	(761,978)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	32,546	189,579	70,089	507,713
Issued in reinvestment of distributions	5,968	33,107	10,966	76,603
Redeemed	(2,171)	(12,503)	(1,051,591)	(7,946,038)
	36,343	210,183	(970,536)	(7,361,722)
R6 Class/Shares Authorized	295,000,000		295,000,000
Sold	5,288,799	30,336,216	3,683,945	24,907,172
Issued in reinvestment of distributions	1,227,701	6,786,397	2,082,424	14,106,228
Redeemed	(3,383,846)	(19,486,631)	(4,946,052)	(32,695,539)
	3,132,654	17,635,982	820,317	6,317,861
Net increase (decrease)	(1,349,310)	$(9,133,582)	(2,124,348)	$(12,490,206)

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Affiliated Funds	$353,524,832	—	—
Common Stocks	145,003,721	$50,872,625	—
U.S. Treasury Securities	—	70,234,260	—
Sovereign Governments and Agencies	—	20,968,643	—
Corporate Bonds	—	18,615,303	—
Collateralized Loan Obligations	—	14,874,384	—
Municipal Securities	—	5,170,203	—
Asset-Backed Securities	—	3,380,026	—
Preferred Stocks	—	2,571,914	—
Commercial Mortgage-Backed Securities	—	2,166,860	—
Collateralized Mortgage Obligations	—	1,712,821	—
Exchange-Traded Funds	1,030,459	—	—
U.S. Government Agency Mortgage-Backed Securities	—	801,545	—
Short-Term Investments	14,028,331	49,188,655	—
	$513,587,343	$240,557,239	—
Other Financial Instruments
Futures Contracts	—	$25,988	—
Forward Foreign Currency Exchange Contracts	—	7,273	—
	—	$33,261	—

Liabilities
Other Financial Instruments
Futures Contracts	$655,497	$42,416	—
Swap Agreements	—	661,571	—
Forward Foreign Currency Exchange Contracts	—	293,665	—
	$655,497	$997,652	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $11,899,200.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $22,084,840.

Interest Rate Risk — The fund  is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $54,085,649 futures contracts purchased and $7,832,719 futures contracts sold.

Value of Derivative Instruments as of July 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$1,314
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$7,273	Unrealized depreciation on forward foreign currency exchange contracts	293,665
Interest Rate Risk	Receivable for variation margin on futures contracts*	33,558	Payable for variation margin on futures contracts*	2,432
		$40,831		$297,411
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(367,358)	Change in net unrealized appreciation (depreciation) on swap agreements	$(433,365)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	302,759	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(967,521)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(3,302,368)	Change in net unrealized appreciation (depreciation) on futures contracts	(1,088,701)
		$(3,366,967)		$(2,489,587)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2023 and July 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$13,175,425	$34,611,183
Long-term capital gains	$27,534,561	$57,888,674

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$668,647,474
Gross tax appreciation of investments	$120,107,375
Gross tax depreciation of investments	(34,610,267)
Net tax appreciation (depreciation) of investments	85,497,108
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(279,357)
Net tax appreciation (depreciation)	$85,217,751
Other book-to-tax adjustments	$(29,202)
Undistributed ordinary income	$595,530
Accumulated short-term capital losses	$(155,873)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. As of period end, the fund owned 26% of the total outstanding shares of American Century Emerging Markets Bond ETF.

11. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended July 31, 2023 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Diversified Corporate Bond ETF	$25,713	—	—	$(1,003)	$24,710	541	—	$943
American Century Emerging Markets Bond ETF	9,032	—	—	(218)	8,814	232	—	504
American Century Focused Dynamic Growth ETF(3)	21,217	$332	$2,519	3,610	22,640	329	$(739)	—
American Century Focused Large Cap Value ETF	28,424	1,248	3,707	(134)	25,831	427	985	1,246
American Century Multisector Income ETF	37,377	—	—	(1,761)	35,616	833	—	1,713
American Century Quality Diversified International ETF	28,719	1,496	2,005	3,621	31,831	697	(318)	1,000
American Century Short Duration Strategic Income ETF	—	4,534	—	12	4,546	90	—	147
American Century U.S. Quality Growth ETF(5)	31,760	4,457	3,018	2,600	35,799	506	1,223	151
American Century U.S. Quality Value ETF(6)	41,568	1,520	525	1,851	44,414	877	(31)	1,043
Avantis Emerging Markets Equity ETF(4)	31,903	5,514	20,588	5,893	22,722	397	(3,376)	812
Avantis International Equity ETF	29,929	818	2,825	3,754	31,676	531	(430)	830
Avantis International Small Cap Value ETF	8,199	215	883	610	8,141	134	59	252
Avantis U.S. Equity ETF	49,301	720	5,639	2,508	46,890	597	2,061	708
Avantis U.S. Small Cap Value ETF	17,912	257	6,293	(1,981)	9,895	117	3,058	197
	$361,054	$21,111	$48,002	$19,362	$353,525	6,308	$2,492	$9,546
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com or avantisinvestors.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
(4)Security, or a portion thereof, is on loan.
(5)Effective May 31, 2023, the name of American Century STOXX® U.S. Quality Growth ETF was changed to American Century U.S. Quality Growth ETF.
(6)Effective May 31, 2023, the name of American Century STOXX® U.S. Quality Value ETF was changed to American Century U.S. Quality Value ETF.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$6.00	0.12	0.20	0.32	(0.11)	(0.22)	(0.33)	$5.99	5.89%	0.69%	1.11%	2.10%	1.68%	25%	$256,440
2022	$7.40	0.10	(0.76)	(0.66)	(0.11)	(0.63)	(0.74)	$6.00	(9.97)%	0.70%	1.12%	1.55%	1.13%	39%	$262,310
2021	$6.25	0.07	1.43	1.50	(0.07)	(0.28)	(0.35)	$7.40	24.69%	0.73%	1.11%	1.01%	0.63%	48%	$332,602
2020	$6.57	0.07	0.46	0.53	(0.08)	(0.77)	(0.85)	$6.25	8.42%	0.84%	1.11%	1.13%	0.86%	99%	$297,963
2019	$7.02	0.09	0.13	0.22	(0.10)	(0.57)	(0.67)	$6.57	4.36%	1.06%	1.11%	1.42%	1.37%	68%	$314,567
I Class
2023	$6.00	0.13	0.21	0.34	(0.12)	(0.22)	(0.34)	$6.00	6.28%	0.49%	0.91%	2.30%	1.88%	25%	$55,900
2022	$7.40	0.12	(0.77)	(0.65)	(0.12)	(0.63)	(0.75)	$6.00	(9.80)%	0.50%	0.92%	1.75%	1.33%	39%	$56,679
2021	$6.25	0.08	1.44	1.52	(0.09)	(0.28)	(0.37)	$7.40	24.93%	0.53%	0.91%	1.21%	0.83%	48%	$71,639
2020	$6.57	0.08	0.46	0.54	(0.09)	(0.77)	(0.86)	$6.25	8.64%	0.64%	0.91%	1.33%	1.06%	99%	$62,820
2019	$7.02	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.57	4.55%	0.86%	0.91%	1.62%	1.57%	68%	$76,202

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2023	$5.97	0.11	0.20	0.31	(0.09)	(0.22)	(0.31)	$5.97	5.82%	0.94%	1.36%	1.85%	1.43%	25%	$267,677
2022	$7.37	0.09	(0.77)	(0.68)	(0.09)	(0.63)	(0.72)	$5.97	(10.26)%	0.95%	1.37%	1.30%	0.88%	39%	$280,223
2021	$6.22	0.05	1.44	1.49	(0.06)	(0.28)	(0.34)	$7.37	24.48%	0.98%	1.36%	0.76%	0.38%	48%	$342,835
2020	$6.55	0.05	0.46	0.51	(0.07)	(0.77)	(0.84)	$6.22	8.04%	1.09%	1.36%	0.88%	0.61%	99%	$288,517
2019	$7.00	0.08	0.13	0.21	(0.09)	(0.57)	(0.66)	$6.55	4.11%	1.31%	1.36%	1.17%	1.12%	68%	$304,644
C Class
2023	$5.81	0.06	0.21	0.27	(0.07)	(0.22)	(0.29)	$5.79	5.12%	1.69%	2.11%	1.10%	0.68%	25%	$14,930
2022	$7.19	0.03	(0.73)	(0.70)	(0.05)	(0.63)	(0.68)	$5.81	(10.90)%	1.70%	2.12%	0.55%	0.13%	39%	$18,764
2021	$6.10	—(3)	1.39	1.39	(0.02)	(0.28)	(0.30)	$7.19	23.55%	1.73%	2.11%	0.01%	(0.37)%	48%	$28,683
2020	$6.45	0.01	0.45	0.46	(0.04)	(0.77)	(0.81)	$6.10	7.18%	1.84%	2.11%	0.13%	(0.14)%	99%	$39,523
2019	$6.91	0.03	0.12	0.15	(0.04)	(0.57)	(0.61)	$6.45	3.30%	2.06%	2.11%	0.42%	0.37%	68%	$48,515
R Class
2023	$5.91	0.09	0.21	0.30	(0.08)	(0.22)	(0.30)	$5.91	5.65%	1.19%	1.61%	1.60%	1.18%	25%	$25,907
2022	$7.31	0.07	(0.76)	(0.69)	(0.08)	(0.63)	(0.71)	$5.91	(10.56)%	1.20%	1.62%	1.05%	0.63%	39%	$30,086
2021	$6.17	0.03	1.43	1.46	(0.04)	(0.28)	(0.32)	$7.31	24.23%	1.23%	1.61%	0.51%	0.13%	48%	$38,353
2020	$6.51	0.04	0.45	0.49	(0.06)	(0.77)	(0.83)	$6.17	7.77%	1.34%	1.61%	0.63%	0.36%	99%	$35,807
2019	$6.96	0.06	0.13	0.19	(0.07)	(0.57)	(0.64)	$6.51	3.88%	1.56%	1.61%	0.92%	0.87%	68%	$39,114

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2023	$6.00	0.14	0.20	0.34	(0.12)	(0.22)	(0.34)	$6.00	6.27%	0.49%	0.91%	2.30%	1.88%	25%	$688
2022	$7.41	0.09	(0.75)	(0.66)	(0.12)	(0.63)	(0.75)	$6.00	(9.92)%	0.50%	0.92%	1.75%	1.33%	39%	$470
2021	$6.25	0.08	1.45	1.53	(0.09)	(0.28)	(0.37)	$7.41	25.10%	0.53%	0.91%	1.21%	0.83%	48%	$7,768
2020	$6.58	0.08	0.45	0.53	(0.09)	(0.77)	(0.86)	$6.25	8.46%	0.64%	0.91%	1.33%	1.06%	99%	$6,960
2019	$7.03	0.11	0.13	0.24	(0.12)	(0.57)	(0.69)	$6.58	4.56%	0.86%	0.91%	1.62%	1.57%	68%	$7,200
R6 Class
2023	$5.99	0.14	0.21	0.35	(0.13)	(0.22)	(0.35)	$5.99	6.45%	0.34%	0.76%	2.45%	2.03%	25%	$132,562
2022	$7.39	0.13	(0.77)	(0.64)	(0.13)	(0.63)	(0.76)	$5.99	(9.67)%	0.35%	0.77%	1.90%	1.48%	39%	$113,859
2021	$6.24	0.09	1.44	1.53	(0.10)	(0.28)	(0.38)	$7.39	25.17%	0.38%	0.76%	1.36%	0.98%	48%	$134,426
2020	$6.56	0.09	0.46	0.55	(0.10)	(0.77)	(0.87)	$6.24	8.82%	0.49%	0.76%	1.48%	1.21%	99%	$121,246
2019	$7.01	0.12	0.13	0.25	(0.13)	(0.57)	(0.70)	$6.56	4.72%	0.71%	0.76%	1.77%	1.72%	68%	$95,697

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Strategic Asset Allocations, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund (the “Fund”), one of the funds constituting the American Century Strategic Asset Allocations, Inc., as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of the American Century Strategic Asset Allocations, Inc. as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, the transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
September 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	116	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	148	None

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the one-, three-, five-, and ten-year periods. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to continue the temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.83% for at least one year beginning August 1, 2023. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on October 13, 2022, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect five directors to the Board of Directors of American Century Strategic Asset
Allocations, Inc.:

	Affirmative	Withhold
Brian Bulatao	$723,251,913	$19,961,799
Chris H. Cheesman	$727,642,487	$15,571,225
Rajesh K. Gupta	$725,037,253	$18,176,459
Lynn M. Jenkins	$723,023,283	$20,190,429
Gary C. Meltzer	$728,965,558	$14,248,154

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas W. Bunn, Barry Fink, Jan M. Lewis, and Stephen E. Yates.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2023.

For corporate taxpayers, the fund hereby designates $4,360,253, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $27,534,561, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2023.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91038 2309

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins, Barry Fink and Gary Meltzer are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $71,640
FY 2023: $72,960

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $2,285,611
FY 2023: $243,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	September 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	September 28, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	September 28, 2023